                                                                   EXHIBIT 10.29

================================================================================


                                LOAN AGREEMENT

                         Dated as of February 26, 1997

                                    Between

                 PRENTISS PROPERTIES REAL ESTATE FUND I, L.P.,

                                  as Borrower

                                      AND

                      LEHMAN BROTHERS REALTY CORPORATION

                                   as Lender



================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                        Page
                                                                        ----
I.   DEFINITIONS; PRINCIPLES OF CONSTRUCTION...........................   1
       Section 1.1  Definitions........................................   1
       Section 1.2  Principles of Construction.........................  16
II.  GENERAL TERMS.....................................................  16
       Section 2.1  Loan Commitment; Disbursement to Borrower..........  16
        2.1.1  The Loan................................................  16
        2.1.2  Disbursement to Borrower................................  16
        2.1.3  The Note................................................  16
        2.1.4  Advances................................................  16
       Section 2.2  Use of Proceeds....................................  17
       Section 2.3  Loan Repayment and Defeasance......................  18
        2.3.1  Repayment...............................................  18
        2.3.2  Mandatory Prepayments...................................  18
        2.3.3  Voluntary Defeasance of the Loan........................  18
       Section 2.4  Release of Properties..............................  21
        2.4.1  Release of All the Properties...........................  21
        2.4.2  Release of Individual Properties........................  21
        2.4.3  Successor Borrower......................................  22
        2.4.4  Release on Payment in Full..............................  23
       Section 2.5  Interest...........................................  23
        2.5.1  Generally...............................................  23
        2.5.2  Default Rate; Post-Maturity Interest....................  23
       Section 2.6  Payments and Computations..........................  24
        2.6.1  Making of Payments......................................  24
        2.6.2  Computations............................................  24
        2.6.3  Intentionally Omitted...................................  24
        2.6.4  Payments After Anticipated Repayment Date...............  24
        2.6.5  Payments Received in the Cash Collateral Account........  25
       Section 2.7  Substitution of Properties.........................  25
III. CONDITIONS PRECEDENT..............................................  34
       Section 3.1  Conditions Precedent to Initial Advance............  34
       Section 3.2  Conditions Precedent to Subsequent Advances........  38
       Section 3.3  Conditions Precedent to Additional Advance.........  44
       Section 3.4.  Conditions Precedent to Advances..................  45
IV.  REPRESENTATIONS AND WARRANTIES....................................  46
       Section 4.1  Borrower Representations...........................  46

                                                                        Page
                                                                        ----
       Section 4.2  Survival of Representations........................  56
V.   AFFIRMATIVE COVENANTS.............................................  56
       Section 5.1  Borrower Covenants.................................  56
VI.  NEGATIVE COVENANTS................................................  63
       Section 6.1  Borrower's Negative Covenants......................  63
VII. CASUALTY; CONDEMNATION; ESCROWS...................................  65
       Section 7.1  Insurance; Casualty and Condemnation...............  65
        7.1.1  Insurance...............................................  65
        7.1.2  Condemnation............................................  69
        7.1.3  Restoration.............................................  69
       Section 7.2  Intentionally Omitted..............................  74
       Section 7.3  Tax and Insurance Escrow Fund......................  74
        7.3.1  Tax and Insurance Escrow Fund...........................  74
        7.3.2  Grant of Security Interest..............................  75
        7.3.3  Application of Tax and Insurance Escrow Fund............  75
       Section 7.4  Intentionally Omitted..............................  76
       Section 7.5  Ground Lease Escrow Fund...........................  76
VIII.DEFAULTS..........................................................  76
       Section 8.1  Event of Default...................................  76
       Section 8.2  Remedies...........................................  79
       Section 8.3  Remedies Cumulative................................  80
IX.  SPECIAL PROVISIONS................................................  81
       Section 9.1  Sale of Notes and Securitization...................  81
       Section 9.2  Securitization Indemnification.....................  82
       Section 9.3  Rating Surveillance................................  86
       Section 9.4  Exculpation........................................  86
        9.4.1  Exculpation.............................................  86
        9.4.2  Reservation of Certain Rights...........................  86
        9.4.3  Exceptions to Exculpation...............................  86
        9.4.4  Bankruptcy Claims.......................................  87
       Section 9.5  Cash Management....................................  87
        9.5.1  Lockbox Account.........................................  87
        9.5.2  Cash Collateral Account.................................  87
       Section 9.6  Servicer...........................................  89
X.   MISCELLANEOUS.....................................................  89
       Section 10.1  Survival..........................................  89
       Section 10.2  Lender's Discretion...............................  89

                                                                        Page
                                                                        ----
       Section 10.3   Governing Law...................................   90
       Section 10.4   Modification, Waiver in Writing.................   91
       Section 10.5   Delay Not a Waiver..............................   91
       Section 10.6   Notices.........................................   92
       Section 10.7   Trial by Jury...................................   93
       Section 10.8   Headings........................................   93
       Section 10.9   Severability....................................   93
       Section 10.10  Waiver of Notice................................   93
       Section 10.11  Remedies of Borrower............................   93
       Section 10.12  Expenses; Indemnity.............................   94
       Section 10.13  Exhibits and Schedules Incorporated.............   95
       Section 10.14  No Joint Venture or Partnership;
                       No Third Party Beneficiaries...................   95
       Section 10.15  Publicity.......................................   95
       Section 10.16  Cross-Default; Cross-Collateralization;
                       Waiver of Marshalling of Assets................   96
       Section 10.17  Waiver of Counterclaim..........................   96
       Section 10.18  Conflict; Construction of Documents; Reliance...   96
       Section 10.19  Brokers and Financial Advisors..................   97
       Section 10.20  Prior Agreements................................   97
       Section 10.21  Counterparts....................................   97

                                   SCHEDULES
                                   ---------

Schedule I    -  List of Properties and Release Amounts
Schedule II   -  List of Additional Properties
Schedule III  -  Litigation
Schedule IV   -  Form of Estoppel Certificate
Schedule V    -  Form of Subordination, Nondisturbance and Attornment
                 Agreement
Schedule VI   -  Leases Without Provision for Subordination or Attornment
Schedule VII  -  Increases in Release Amounts in connection with Additional
                 Advance
Schedule VIII -  Closing Date Property Values

                                LOAN AGREEMENT

          THIS LOAN AGREEMENT, dated as of February 26, 1997 (this "AGREEMENT"),
                                                                    ---------
between PRENTISS PROPERTIES REAL ESTATE FUND I, L.P., a Delaware Limited Partnership having its principal place of business at 3890 West Northwest Highway, Suite 400, Dallas, Texas 75220 ("BORROWER") and LEHMAN BROTHERS REALTY
                                           --------
CORPORATION, a Delaware corporation having an address at Three World Financial Center, New York, New York 10281 ("LENDER").
                                    ------

          All capitalized terms used herein shall have the respective meanings set forth in Article I hereof.

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, Borrower desires to obtain from Lender, and Lender is willing to make to Borrower, a loan in the principal amount of up to ONE HUNDRED NINETY-FIVE MILLION ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($195,100,000) (the "LOAN")
                                                                          ----
pursuant to the terms and provisions set forth in this Agreement and the other Loan Documents;

          NOW, THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

          I.   DEFINITIONS; PRINCIPLES OF CONSTRUCTION
               ---------------------------------------

          SECTION 1.1  DEFINITIONS.
                       -----------

          For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

          "ACCOUNT HOLDER" shall have the meaning set forth in Section 9.5.1.
           --------------                                      -------------

          "ACCRUED INTEREST" shall have the meaning set forth in Section 2.6.4.
           ----------------                                      -------------

          "ADDITIONAL ADVANCE" shall have the meaning set forth in Section
           ------------------                                      -------
2.1.4(c).
--------

          "ADDITIONAL ADVANCE CLOSING DATE" shall mean the date of the funding
           -------------------------------
of the Additional Advance pursuant to Section 2.1.4(c).
                                      ----------------

          "ADDITIONAL ADVANCE RATE" shall mean the rate that is the quotient of
(a) the sum of (i) the product of the Subsequent Advance Rate immediately prior to the Additional Advance multiplied by the total of the Initial Advance and any Subsequent Advance plus (ii) the product of the Additional Advance multiplied by the prevailing yield, as of the Additional Advance Closing Date, on United States Treasury obligations maturing on the date most closely approximating the Anticipated Repayment Date plus one hundred fifteen basis points (1.15%) divided by (b) the Total Advances.

          "ADDITIONAL PROPERTY" shall have the meaning set forth in Section
           -------------------                                      -------
2.1.4(b).
--------

          "ADJUSTED RELEASE AMOUNT" shall mean for an Individual Property the
           -----------------------
product of the Pro rata Release Amount for such Individual Property and one hundred fifteen percent (115%).

          "AFFILIATE" shall mean, as to any Person, any other Person that,
           ---------
directly or indirectly, is in control of, is controlled by or is under common control with such Person.

          "ALTA" shall mean American Land Title Association, or any successor
           ----
thereto.

          "ANNUAL BUDGET" shall mean the operating budget, including all planned
           -------------
capital expenditures, for all the Properties prepared by Borrower for the applicable Fiscal Year or other period.

          "ANTICIPATED REPAYMENT DATE" shall mean February 26, 2007.
           --------------------------

          "APPLICABLE INTEREST RATE" shall mean (a) from the date hereof through
           ------------------------
but not including the Anticipated Repayment Date, the Regular Interest Rate, and
(b) from and after the Anticipated Repayment Date through and including the date the Note is paid in full, the Matured Performing Rate.

          "APPROVED ANNUAL BUDGET" shall have the meaning specified in Section
           ----------------------                                      -------
2.6.4.
-----

          "ASSIGNMENT OF LEASES" shall mean, with respect to one or more
           --------------------
Individual Properties, that certain first priority Assignment of Leases and Rents, dated as of the date hereof, from Borrower, as assignor, to Lender, as assignee, assigning to Lender all of Borrower's interest in and to the Leases and Rents of such Individual Properties as security for the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "ASSIGNMENT OF MANAGEMENT AGREEMENT" shall mean, with respect to the
           ----------------------------------
Properties, that certain Assignment of Management Agreement and Subordination of Management Fees, dated as of the date hereof, between Prentiss Properties Management, L.P., a Texas limited partnership, and Lender.

          "ASSIGNMENTS OF LEASES" shall mean, collectively all of the Assignment
           ---------------------
of Leases encumbering the Properties.

          "AWARD" shall have the meaning set forth in Section 7.1.2.
           -----                                      -------------

          "BASIC CARRYING COSTS" shall mean, with respect to an Individual
           --------------------
Property, the sum of the following costs associated with such Individual Property for the relevant Fiscal

Year or payment period: (i) real property taxes with respect to such Individual Property and (ii) insurance premiums with respect to such Individual Property.

          "BORROWER" shall mean Prentiss Properties Real Estate Fund I, L.P, a
           --------
Delaware limited partnership, together with its successors and assigns.

          "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any
           ------------
other day on which national banks in New York are not open for business.

          "CAPITAL EXPENDITURES" for any period shall mean the amount expended
           --------------------
for items capitalized under GAAP (including expenditures for building improvements or major repairs, leasing commissions and tenant improvements).

          "CASH COLLATERAL ACCOUNT" shall have the meaning set forth in Section
           -----------------------                                      -------
9.5.2(a).
--------

          "CASH EXPENSES" shall mean, for any period, the operating expenses for
           -------------
the operation of an Individual Property (including rent under any applicable ground lease) as set forth in an Approved Annual Budget to the extent that such expenses are actually incurred by Borrower minus payments into the Tax and Insurance Escrow Fund.

          "CASUALTY/CONDEMNATION INVOLUNTARY PREPAYMENT" shall have the meaning
           --------------------------------------------
set forth in Section 2.3.2.
             -------------

          "CASUALTY CONSULTANT" shall have the meaning set forth in Section
           -------------------                                      -------
7.1.3(b)(iii).
-------------

          "CASUALTY RETAINAGE" shall have the meaning set forth in Section
           ------------------                                      -------
7.1.3(b)(iv).
------------

          "CLOSING DATE" shall mean the date of the funding of the initial
           ------------
advance of a portion of the proceeds of the Loan.

          "CLOSING DATE DEBT SERVICE COVERAGE RATIO" shall have the meaning set
           ----------------------------------------
forth in Section 2.4.2(d).

          "CODE" shall mean the Internal Revenue Code of 1986, as amended, and
           ----
as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

          "CONDEMNATION PROCEEDS" shall have the meaning set forth in Section
           ---------------------                                      -------
7.1.3(b).
--------

          "CPI" shall mean the Consumer Price Index as published by the Bureau
           ---
of Labor Statistics of the U.S. Department of Labor, All Items for Urban Wage Earners and Clerical Workers or any appropriate successor or substitute index.

          "DEBT" shall mean the outstanding principal amount set forth in, and
           ----
evidenced by, the Note together with all interest accrued and unpaid thereon and all other sums

(including the Yield Maintenance Premium) due to Lender in respect of the Loan under the Note, this Agreement, the Mortgages or any other Loan Document.

          "DEBT SERVICE" shall mean, with respect to any particular period of
           ------------
time, scheduled principal and interest payments under the Note.

          "DEBT SERVICE COVERAGE RATIO" shall mean a ratio for the applicable
           ---------------------------
period in which the numerator is the Net Operating Income for such period as set forth in the statements required hereunder and the denominator is the aggregate amount of principal and interest due and payable on the Note (or, in the event a Defeasance Event has occurred, the Undefeased Note) for such period or such other debt service calculation expressly set forth in this Agreement.

          "DEFAULT" shall mean the occurrence of any event hereunder or under
           -------
any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

          "DEFAULT RATE" shall have the meaning set forth in the Note.
           ------------

          "DEFEASANCE DATE" shall have the meaning set forth in Section
           ---------------                                      -------
2.3.3(a)(ii).
------------

          "DEFEASANCE DEPOSIT" shall mean an amount equal to the remaining
           ------------------
principal amount of the Note or the principal amount of the Defeased Note, as applicable, the Yield Maintenance Premium, any costs and expenses incurred or to be incurred in the purchase of U.S. Obligations necessary to meet the Scheduled Defeasance Payments and any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of the Note, the creation of the Defeased Note and the Undefeased Note, if applicable, any transfer of the Defeased Note or otherwise required to accomplish the agreements of Sections 2.3 and 2.4 hereof;
   ------------    ----

          "DEFEASANCE EVENT" shall have the meaning set forth in Section
           ----------------                                      -------
2.3.3(a).
--------

          "DEFEASED NOTE" shall have the meaning set forth in Section
           -------------                                      -------
2.3.3(a)(vi) hereof.
------------

          "DISCLOSURE DOCUMENT" shall have the meaning set forth in Section
           -------------------                                      -------
9.2(a).
------

          "EAR" shall have the meaning set forth in Section 3.2(h).
           ---                                      --------------

          "ELIGIBLE ACCOUNT" shall mean a separate and identifiable account from
           ----------------
all other funds held by the holding institution that is either (a) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b) which, in either case, has corporate trust powers, acting in its fiduciary capacity. An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

          "ELIGIBLE INSTITUTION" shall mean an institution whose (a) commercial
           --------------------
paper, short-term debt obligations or other short-term deposits are rated at least "A-3" by Standard & Poor's Rating Services, if the deposits are to be held in the account for less than thirty (30) days, or (b) long-term unsecured debt obligations are rated at least "A", if deposits are to be held in the account more than thirty (30) days.

          "ELIGIBLE INVESTMENTS" shall mean any one or more of the following
           --------------------
investments in obligations or securities acquired at a purchase price of not greater than par, including those issued by Lender or any Affiliate of Lender, provided that such obligations or securities are either payable on demand or have a maturity not later than the Business Day immediately prior to the date on which the proceeds thereof are anticipated to be expended or applied pursuant to the terms of the Loan Documents:

          (i) direct obligations of, and obligations fully guaranteed as to payment of principal and interest by, the United States, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association or any agency or instrumentality of the United States of America provided such obligations are backed by the full faith and credit of the United States of America;

          (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia at all times having the highest long-term debt rating of the Rating Agencies, or such lower rating (but not lower than the second highest such rating category of the Rating Agencies) as will not or would not result in the qualification, reduction or withdrawal of the initial ratings assigned in connection with a Securitization by the Rating Agencies, as evidenced by a letter confirming such result by the Rating Agencies;

          (iii) commercial or finance company paper which is rated at all times by the Rating Agencies in its highest unsecured commercial or finance company paper rating category or such lower unsecured commercial or finance company paper rating category (but not lower than the second highest such rating category of the Rating Agencies) as will not or would not result in the qualification, reduction or withdrawal of the initial ratings assigned in connection with a Securitization by the Rating Agencies, as evidenced by a letter confirming such result by the Rating Agencies;

          (iv) certificates of deposit, demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or of any state thereof and subject to supervision and examination by federal or state banking authorities, provided that the commercial paper or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution or trust company in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) are rated at all times in the highest rating category for such securities by the Rating Agencies, or such lower category for such securities (but not lower than the second highest such rating category of the Rating Agencies) as will not or would not result in the qualification, reduction or withdrawal of the initial ratings assigned in connection with a Securitization by the Rating Agencies, as evidenced by a letter confirming such result by the Rating Agencies;

          (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation as will not or would not result in the qualification, reduction or withdrawal of the initial ratings assigned in connection with a Securitization by the Rating Agencies, as evidenced by a letter confirming such result by the Rating Agencies;

          (vi) repurchase obligations with respect to any security described in clauses (i) and (ii) of this definition, in each case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above ;

          (vii) securities (other than stripped bonds or stripped coupons) bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof or the District of Columbia which are rated at all times in the highest rating category of the Rating Agencies, or in such lower category (but not lower than the second highest such rating category of the Rating Agencies) as will not or would not result in the qualification, reduction or withdrawal of the initial ratings assigned in connection with a Securitization by the Rating Agencies, as evidenced by a letter confirming such result by the Rating Agencies;

          (viii) interests in money market funds which at all times have a rating of "AAA" by the Rating Agencies, or such lower rating (but not lower than the second highest rating category of the Rating Agencies for money market funds) as will not or would not result in the qualification, reduction or withdrawal of the initial ratings assigned in connection with a Securitization by the Rating Agencies, as evidenced by a letter confirming such result from the Rating Agencies; and

          (ix) such other investment bearing interest or sold at a discount acceptable to Lender and the Rating Agencies as will or would not result in the qualification, reduction or withdrawal of the initial ratings assigned in connection with a Securitization by the Rating Agencies, as evidenced by a letter confirming such result from the Rating Agencies; provided that such investment shall be rated at all times by the Rating Agencies not lower than its second highest rating category for investments of such type.

          No obligation or security set forth above shall be an Eligible Investment if (y) such obligation or security evidences a right to receive only interest payments or (z) the right to receive principal and interest payments derived from the underlying investment provide a yield to maturity in excess of one hundred twenty percent (120%) of the yield to maturity at par of such underlying investment.

          "ENVIRONMENTAL INDEMNITY" shall mean, collectively, one or more
           -----------------------
Environmental Indemnity Agreements with respect to one or more Individual Properties executed by Borrower in connection with the Loan for the benefit of Lender.

          "ERISA" shall have the meaning set forth in Section 6.1(k).
           -----                                      --------------

          "EVENT OF DEFAULT" shall have the meaning set forth in Section 8.1(a).
           ----------------                                      --------------

          "EXCESS CASH FLOW" shall mean, for any period after the Anticipated
           ----------------
Repayment Date, the sum of (a) Gross Income from Operations, plus (b) depreciation and amortization (to the extent deducted in determining net operating income) for such period, plus (c) disbursements from any of the Tax and Insurance Escrow Fund, the Ground Lease Escrow Fund, if any, or any other escrows or reserves approved by Lender or provided for under the Loan Documents, minus (d) payments of interest on the Loan in the amount of the Monthly Debt Service Amount paid in accordance with this Agreement during an applicable period, minus (e) payments into the Tax and Insurance Escrow Fund, the Ground Lease Escrow Fund and other reserves required under the Loan Documents, minus
(f) Operating Expenses incurred in accordance with the Approved Annual Budget, and minus (g) capital expenses with respect to the operation and maintenance of the Properties incurred in accordance with the Approved Annual Budget and paid to (i) Persons that are not Affiliates of Borrower or (ii) to Manager pursuant to the terms and provisions of the Management Agreement.

          "EXCHANGE ACT" shall have the meaning set forth in Section 9.2(a).
           ------------                                      --------------

          "EXTRAORDINARY EXPENSE" shall have the meaning set forth in Section
           ---------------------                                      -------
2.6.4(b).
--------

          "FISCAL YEAR" shall mean each twelve month period commencing on
           -----------
January 1 and ending on December 31 during each year of the term of the Loan.

          "GAAP" shall mean generally accepted accounting principles as of the
           ----
date of the applicable financial report.

          "GOVERNMENTAL AUTHORITY" shall mean any court, board, agency,
           ----------------------
commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

          "GROSS INCOME FROM OPERATIONS" shall mean all income, calculated on a
           ----------------------------
cash basis with respect to past periods or calculated on an accrual basis with respect to future periods, which calculations shall be reasonably acceptable to Lender and based upon operating statements and other information delivered to Lender by Borrower, derived from the ownership and operation of the Properties from whatever source, including, but not limited to, all rent, utility charges, escalations, forfeited security deposits, service fees or charges, license fees, parking fees, rent concessions or credits, and any business interruption insurance proceeds but excluding rent, sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any government or governmental agency, refunds and uncollectible accounts, sales of furniture, fixtures and equipment, proceeds of casualty insurance and condemnation awards (other than condemnation awards constituting compensation for temporary takings); provided, however, the proceeds of casualty insurance and condemnation awards shall not be included in this definition whenever this definition is used for purposes of computing Debt Service Coverage Ratio. Gross income shall not be diminished as a result of the Mortgages or the creation of any intervening estate or interest in the Properties or any part thereof.

          "GROUND LEASE" shall mean that certain Lease dated October 31, 1985 by
           ------------
and between Satfield Company, a Michigan Corporation, as lessor, Abraham Satovsky and Lester Satovsky, jointly, and W.R. Southfield Associates II Limited Partnership, an Illinois limited partnership (and predecessor in interest to Borrower), as lessee, and recorded on October 3, 1996 in Liber 16653, Page 644 of the Office of the Register of Deeds of Oakland County, Michigan, as amended pursuant to that certain First Amendment to Lease dated July 20, 1988 by and between Satfield Company, Abraham Satovsky, Lester Satovsky, and W.R. Southfield Associates II Limited Partnership.

          "GROUND LEASE ESCROW FUND" shall have the meaning set forth in Section
           ------------------------                                      -------
7.5 hereof.
---

          "IMPROVEMENTS" shall have the meaning set forth in the related
           ------------
Mortgage with respect to each Individual Property.

          "INCOME TAXES" shall mean, for any period, the federal and state
           ------------
income taxes payable by the partners of the Borrower with respect to the Borrower's taxable income for such period.

          "INDEPENDENT DIRECTOR" shall have the meaning set forth in Section
           --------------------                                      -------
4.1(ee)(xvi).
------------

          "INDIVIDUAL PROPERTY" shall mean Borrower's fee or leasehold interest
           -------------------
in each parcel of real property and the improvements thereon owned by Borrower encumbered by a Mortgage on the Closing Date together with each Additional Property thereafter encumbered by a Mortgage from and after the date such Additional Property is so encumbered, together with all rights pertaining to such property and improvements, as more particularly described in the Granting Clauses of such Mortgages and referred to therein as the "Property".

          "INITIAL ADVANCE"  shall mean Lender's initial advance of proceeds of
           ---------------
the Loan in the amount of Ninety-Six Million One Hundred Thousand and No/100 Dollars ($96,100,000).

          "INSOLVENCY OPINION" shall have the meaning set forth in Section
           ------------------                                      -------
4.1(ee)(xviii).
--------------

          "INSURANCE PREMIUMS" shall have the meaning set forth in Section
           ------------------                                      -------
7.1.1(b) hereof.
--------

          "INSURANCE PROCEEDS" shall have the meaning set forth in Section
           ------------------                                      -------
7.1.3(b).
--------

          "LANDLORD" shall have the meaning set forth in Section 4.1.(hh).
           --------                                      ----------------

          "LEASE" shall mean any lease, or, to the extent of the interest
           -----
therein of Borrower, any sublease or subsublease, letting, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Individual Property of Borrower, and every modification, amendment or other agreement relating to such lease, sublease, subsublease, or other agreement entered into in connection with such lease, sublease, subsublease, or other agreement and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

          "LEASE GUARANTY" shall have the meaning set forth in Section 5.1(r).
           --------------                                      --------------

          "LEGAL REQUIREMENTS" shall mean, with respect to each Individual
           ------------------
Property, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting such Individual Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all material permits, licenses and authorizations and regulations relating thereto, and all material covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting such Individual Property or any part thereof, including, without limitation, any which may (i) require repairs, modifications or alterations in or to such Individual Property or any part thereof, or (ii) in any material way limit the use and enjoyment thereof.

          "LEHMAN" shall have the meaning set forth in Section 9.2(b).
           ------                                      --------------

          "LEHMAN GROUP" shall have the meaning set forth in Section 9.2(b).
           ------------                                      --------------

          "LENDER" shall mean Lehman Brothers Holdings Realty Corporation,
           ------
together with its successors and assigns.

          "LIABILITIES" shall have the meaning set forth in Section 9.2(b).
           -----------                                      --------------

          "LICENSES" shall have the meaning set forth in Section 4.1(v).
           --------                                      --------------

          "LIEN" shall mean, with respect to each Individual Property, any
           ----
mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting the related Individual Property or any portion thereof or Borrower, or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement (other than a financing statement giving notice of a true lease), and mechanic's, materialmen's and other similar liens and encumbrances.

          "LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Note,
           --------------
the Mortgage and Assignment of Leases encumbering each Individual Property, the Environmental Indemnity, the Assignment of Management Agreement and any other document evidencing or securing the Loan.

          "LOCKBOX ACCOUNT" shall have the meaning set forth in Section 9.5.1.
           ---------------                                      -------------

          "MANAGEMENT AGREEMENT" shall mean, with respect to the Properties, the
           --------------------
management agreement entered into by and between Borrower and the Manager and approved by Lender, pursuant to which the Manager is to provide management and other services with respect to said Individual Property.

          "MANAGEMENT FEE" shall mean all amounts payable to Manager pursuant to
           --------------
the Management Agreement.

          "MANAGER" shall mean Prentiss Properties Management, L.P., a Texas
           -------
limited partnership .

          "MATURED PERFORMING RATE" shall mean a rate per annum equal to the
           -----------------------
greater of (i) the Regular Interest Rate plus two percent (2%) or (ii) the Treasury Rate plus two percent (2%).

          "MATURITY DATE" shall mean February 26, 2027 or such other date on
           -------------
which the final payment of principal of the Note becomes due and payable as therein provided, whether at a stated maturity, by declaration of acceleration, or otherwise.

          "MONTHLY DEBT SERVICE PAYMENT AMOUNT" shall have the meaning set forth
           -----------------------------------
in Section 2.5.1.
   -------------

          "MORTGAGE" shall mean, with respect to one or more Individual
           --------
Properties, that certain first priority Mortgage and Security Agreement, Leasehold Mortgage and Security Agreement or Deed of Trust and Security Agreement executed and delivered by Borrower as security for the Loan made to Borrower and encumbering such Individual Properties, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

          "MORTGAGES" shall mean, collectively, all of the Mortgages encumbering
           ---------
the Properties.

          "NET OPERATING INCOME" means, for the relevant calculation period, the
           --------------------
amount obtained by subtracting Operating Expenses from Gross Income from Operations.

          "NET PROCEEDS" shall have the meaning set forth in Section 7.1.3(b).
           ------------                                      ----------------

          "NET PROCEEDS DEFICIENCY" shall have the meaning set forth in Section
           -----------------------                                      -------
7.1.3(b)(vi).
------------

          "NON-CURABLE PROPERTY DEFAULT" shall mean a Default, other than a
           ----------------------------
Default which can be cured by the payment of money, which (i) arises by reason of a circumstance or state of facts existing at or with respect to an Individual Property and (ii) cannot practicably be remedied within the notice and cure periods provided therefor in the Loan Documents.

          "NOTE" shall mean that certain Promissory Note of even date herewith,
           ----
made by Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, including any Defeased Note and Undefeased Note that may exist from time to time.

          "OFFICER'S CERTIFICATE" shall mean a certificate delivered to Lender
           ---------------------
by Borrower which is signed by an authorized officer of the general partner of Borrower.

          "OPERATING EXPENSES" shall mean, for any period, all ordinary and
           ------------------
customary out-of-pocket expenses, the calculation of which shall be reasonably satisfactory to Lender, incurred by or on behalf of Borrower for or in connection with the ownership, operation, leasing and maintenance of the Properties paid to Persons that are not Affiliates of Borrower or, if paid to Affiliates of Borrower, in amounts reflecting an arm's-length transaction on market terms. Operating Expenses shall not include (a) the cost of repairs, additions, alterations, improvements, leasing and brokerage commissions and other costs (including financing costs) to the extent same are required to be capitalized in accordance with GAAP, (b) depreciation and other non-cash charges, (c) principal and interest payments on the Loan, (d) any income or capital gains taxes payable upon the income or capital gains of Borrower or its partners, (e) after the Anticipated Repayment Date for purposes of calculating Excess Cash Flow, extraordinary non-recurring expenses incurred in connection with the ownership, operation and maintenance of the Properties that do not constitute an Extraordinary Expense and (f) Borrower's overhead, entity and audit expenses.

          "OTHER CHARGES" shall mean all ground rents, maintenance charges,
           -------------
impositions other than Taxes, and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Properties, now or hereafter levied or assessed or imposed against the Properties or any part thereof.

          "OUTSIDE CLOSING DATE"  shall have the meaning set forth in Section
           --------------------                                       -------
2.1.4.
-----

          "PERMITTED ENCUMBRANCES" shall mean, with respect to an Individual
           ----------------------
Property, collectively, (a) the Liens and security interests created by the Loan Documents; (b) all Liens, encumbrances and other matters disclosed in the Title Insurance Policies relating to such Individual Property or any part thereof or insured over to Lender's satisfaction; (c) Liens, if any, for Taxes imposed by any Governmental Authority not yet due or delinquent or being contested in accordance with the terms and provisions of Section 5.1(b); (d) any and all
                                            --------------
utility or access easements that may exist or may hereafter be granted by Borrower and that do not materially and adversely affect (i) the marketability of title to such Individual Property, (ii) the fair market value of such Individual Property, (iii) the use of such Individual Property for its use as of the date hereof or (iv) Borrower's ability to comply with the terms and provisions of the Loan Documents; (e) rights of existing and future tenants, as tenants only, pursuant to the Leases; (f) Liens for Labor and Material Costs (as defined in the Mortgage) being contested in accordance with the terms and provisions of Section 3.6(b) of the Mortgage and (g) such other title and survey exceptions as Lender has approved or may approve in writing in Lender's reasonable discretion.

          "PERMITTED PREPAYMENT DATE" shall mean November 26, 2006.
           -------------------------

          "PERSON" shall mean any individual, corporation, partnership, joint
           ------
venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

          "PERSONAL PROPERTY" shall have the meaning set forth in the Mortgage
           -----------------
with respect to each Individual Property.

          "PHYSICAL CONDITIONS REPORT" shall mean, with respect to each
           --------------------------
Individual Property, a report prepared by a company reasonably satisfactory to Lender regarding the physical condition of such Individual Property, reasonably satisfactory in form and substance to Lender, which report shall, among other things, (i) confirm that such Individual Property and its use complies, in all material respects, with all applicable Legal Requirements (including, without limitation, zoning, subdivision and building laws) and (ii) include a copy of a final certificate of occupancy with respect to all Improvements on such Individual Property or, with respect to the Individual Property known as One Northwestern Plaza, a temporary certificate of occupancy with respect to all Improvements on such Individual Property.

          "POLICIES" and "POLICY" shall have the meaning specified in Section
           --------       ------                                      -------
7.1.1(b).
--------

          "PRO RATA RELEASE AMOUNT" shall mean for an Individual Property or
           -----------------------
Subparcel the product of (a) the quotient obtained by dividing the Release Amount for such Individual Property or Subparcel by the sum of the original Release Amount for all Properties, and (b) the outstanding principal balance of the Loan.

          "PRO RATA SUBSTITUTE RELEASE AMOUNT" shall mean for a Substitute
           ----------------------------------
Property the product of (a) the quotient obtained by dividing the Substitute Release Amount for such Individual Property by the sum of the original Release Amount for all Properties, and (b) the outstanding principal balance of the Loan.

          "PROPERTIES" shall mean, collectively, all of the Individual
           ----------
Properties.

          "PROVIDED INFORMATION" shall have the meaning set forth in Section
           --------------------                                      -------
9.1(a).
------

          "RATING AGENCY" shall mean any one or more, but in no event more than
           -------------
three, of Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and Fitch Investors Service, Inc. or any other nationally-recognized statistical rating agency which has been selected by Lender in its sole discretion in connection with a Securitization.

          "REGISTRATION STATEMENT" shall have the meaning set forth in Section
           ----------------------                                      -------
9.2(b).
------

          "REGULAR INTEREST RATE" shall mean a rate of 7.56% per annum.
           ---------------------

          "RELEASE AMOUNT" shall mean for an Individual Property or Subparcel
           --------------
the amount set forth on Schedule I hereto.
                        ----------

          "RELEASE DATE" shall mean the earlier of (i) the date that is two (2)
           ------------
years from the "startup day" within the meaning of Section 860G(a)(9) of the Code of the REMIC Trust and (ii) the date that is thirty (30) months from the Outside Closing Date.

          "REMIC TRUST" shall mean a "real estate mortgage investment conduit"
           -----------
within the meaning of Section 860D of the Code that holds the Note.

          "RENTABLE SPACE PERCENTAGE" shall have the meaning set forth in
           -------------------------
Section 7.1.3(b)(i)(C).
----------------------

          "RENTS" shall have the meaning set forth in the Mortgage with respect
           -----
to each Individual Property.

          "RESTORATION" shall have the meaning set forth in Section 7.1.1(g).
           -----------                                      ----------------

          "SCHEDULED DEFEASANCE PAYMENTS" shall have the meaning set forth in
           -----------------------------
Section 2.3.3(b).
----------------

          "SECONDARY MARKET TRANSACTION" shall mean any transaction in which the
           ----------------------------
Lender (i) sells the Loan, the Note and the other Loan Documents to one or more investors as a whole loan, (ii) participates the Loan to one or more investors,
(iii) deposits the Loan, the Mortgages, the Note and other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets, or (iv) otherwise sells the Loan or interest therein to investors.

          "SECURITIES" shall have the meaning set forth in Section 9.1.
           ----------                                      -----------

          "SECURITIES ACT" shall have the meaning set forth in Section 9.2(a).
           --------------                                      --------------

          "SECURITIZATION" shall have the meaning set forth in Section 9.1.
           --------------                                      -----------

          "SECURITY AGREEMENT" shall have the meaning set forth in Section
           ------------------                                      -------
2.3.3(a)(vii).
-------------

          "SERVICER" shall have the meaning set forth in Section 9.6.
           --------                                      -----------

          "SERVICING AGREEMENT" shall have the meaning set forth in Section 9.6.
           -------------------                                      -----------

          "SEVERED LOAN DOCUMENTS" shall have the meaning set forth in Section
           ----------------------                                      -------
8.2(c).
------

          "SHELL AGREEMENT" shall have the meaning set forth in Section 3.2(h).
           ---------------

          "STATE" shall mean, with respect to an Individual Property, the State
           -----
or Commonwealth in which such Individual Property or any part thereof is located.

          "SUBPARCEL" shall mean a separately identifiable subparcel forming a
           ---------
part of an Individual Property as set forth on Schedule I or Schedule II.
                                               ----------    -----------

          "SUBSEQUENT ADVANCE" shall have the meaning set forth in Section
           ------------------                                      -------
2.1.4(b).
---------

          "SUBSEQUENT ADVANCE CLOSING DATE" shall mean the date of the funding
           -------------------------------
of any subsequent advance of a portion of the proceeds of the Loan pursuant to

Section 2.1.4.
-------------

          "SUBSEQUENT ADVANCE RATE" shall mean, with respect to each Subsequent
           -----------------------
Advance, the rate that is the quotient of (a) the sum of (i) the product of the Regular Interest Rate immediately prior to such Subsequent Advance multiplied by One Hundred Sixty Million and No/100 Dollars ($160,000,000) plus (ii) the product of (A) the excess of (1) the sum of the Initial Advance, any prior Subsequent Advance and such Subsequent Advance over (2) One Hundred Sixty Million and No/100 Dollars ($160,000,000) multiplied by (B) the prevailing yield, as of such Subsequent Advance Closing Date, on United States Treasury obligations maturing on the date most closely approximating the Anticipated Repayment Date plus one hundred fifteen basis points (1.15%) divided by (b) the Total Advances.

          "SUBSEQUENT ADVANCE REQUEST" shall have the meaning set forth in
           --------------------------
Section 2.1.4(b).
-----------------

          "SUBSTITUTE PROPERTY" shall have the meaning set forth in Section 2.7.
           -------------------                                      -----------

          "SUBSTITUTE RELEASE AMOUNT" shall have the meaning set forth in
           -------------------------
Section 2.7.
-----------

          "SUBSTITUTED PROPERTY" shall have the meaning set forth in Section
           --------------------                                      -------
2.7.

          "SUBSTITUTION CONDITIONS" shall mean that all Properties released
           -----------------------
during the term of the Loan do not represent in the aggregate more than twenty-five (25%) percent of (i) the aggregate Net Operating Income of all of the Properties for the twelve (12) month period immediately preceding the Outside Closing Date or for the twelve (12) month period immediately preceding the date of substitution and (ii) the value of the Properties as of the Closing Date as set forth on Schedule VIII hereto.
             -------------

          "SUCCESSOR BORROWER" shall have the meaning set forth in Section
           ------------------                                      -------
2.4.3.

          "SURVEY" shall mean a survey of the Individual Property in question
           ------
prepared by a surveyor licensed in the State and reasonably satisfactory to Lender and the company or companies issuing the Title Insurance Policies, and containing a certification of such surveyor reasonably satisfactory to Lender.

          "TAX AND INSURANCE ESCROW FUND" shall have the meaning set forth in
           -----------------------------
Section 7.3.1.
-------------

          "TAXES" shall mean all real estate and personal property taxes,
           -----
assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against any of the Properties or part thereof.

          "TITLE INSURANCE POLICY" shall mean, with respect to each Individual
           ----------------------
Property, an ALTA mortgagee title insurance policy (or the form of mortgagee title insurance policy promulgated by applicable State laws and regulations) in the form (reasonably acceptable to

Lender) issued with respect to such Individual Property and insuring the lien of the Mortgage encumbering such Individual Property.

          "THRESHOLD AMOUNT"  shall have the meaning set forth in Section 5.1(s)
           ----------------                                       --------------

          "TOTAL ADVANCES" shall mean the sum of the Initial Advance, any
           --------------
Subsequent Advance and any Additional Advance made as of the date specified.

          "TREASURY RATE" shall mean, as of the Anticipated Repayment Date, the
           -------------
yield, calculated by linear interpolation (rounded to the nearest one-thousandth of one percent (i.e., 0.001%) of the yields of noncallable United States
                ----
Treasury obligations with terms (one longer and one shorter) most nearly approximately the period from such date of determination to the Maturity Date, as determined by Lender on the basis of Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Governmental Security/Treasury Constant Maturities, or other recognized source of financial market information selected by Lender.

          "UCC" or "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial
           ---      -----------------------
Code as in effect in the applicable State or Commonwealth in which an Individual Property is located.

          "UNDEFEASED NOTE" shall have the meaning set forth in Section
           ---------------                                      -------
2.3.3(a)(vi) hereof.
------------

          "UNDERWRITER GROUP" shall have the meaning set forth in Section
           -----------------                                      -------
9.2(b).

          "U.S. OBLIGATIONS" shall mean direct non-callable obligations of the
           ----------------
United States of America.

          "YIELD MAINTENANCE PREMIUM" shall mean the amount (if any) which, when
           -------------------------
added to the remaining principal amount of the Note or the principal amount of Defeased Note, as applicable, will be sufficient to purchase U.S. Obligations providing the required Scheduled Defeasance Payments.

          SECTION 1.2  PRINCIPLES OF CONSTRUCTION.
                       --------------------------

          All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

          II.  GENERAL TERMS
               -------------

          SECTION 2.1  LOAN COMMITMENT; DISBURSEMENT TO BORROWER.
                       -----------------------------------------

          2.1.1  THE LOAN.  Subject to and upon the terms and conditions set
                 --------
forth herein, Lender hereby agrees to make the Loan to Borrower in the principal amount of up to One Hundred Ninety-Five Million One Hundred Thousand and No/100 Dollars ($195,100,000). The Loan shall mature on the Maturity Date.

          2.1.2  DISBURSEMENT TO BORROWER.  Borrower may request and receive
                 ------------------------
only one borrowing hereunder in respect of the Loan, which borrowing may be advanced to Borrower in not more than three (3) disbursements in accordance with the terms hereof, and any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed. Borrower shall, on the Closing Date, receive the Initial Advance, subject to the direction given by Borrower as to the application of Loan proceeds to pay certain closing costs and to fund the Tax and Insurance Escrow Fund and the Ground Lease Escrow Fund in accordance with the provisions of this Agreement. Borrower shall, on any Subsequent Advance Closing Date, receive the related Subsequent Advance, subject to the direction given by Borrower as to the application of Loan proceeds to pay certain closing costs and to fund the Tax and Insurance Escrow Fund in accordance with the provisions of this Agreement.

          2.1.3  THE NOTE.  The Loan shall be evidenced by the Note of Borrower,
                 --------
in the original principal amount of the Loan. The Note shall bear interest as provided in Section 2.5 and shall be subject to repayment as provided in Section
            -----------                                                  -------
2.3.  The Note shall be entitled to the benefits of this Agreement and shall be
---
secured by the Mortgages, the Assignments of Leases and the other Loan
Documents.

          2.1.4  ADVANCES.  (a) Lender shall make, and Borrower shall accept,
                 --------
the Initial Advance subject to and upon the conditions and terms contained herein including, without limitation, the conditions contained in Section 3.1.
                                                                  ------------
hereof.

          (b) In addition to the Initial Advance, Borrower may request and receive not more than two (2) subsequent advances of a portion of the proceeds of the Loan not previously advanced (each, a "SUBSEQUENT ADVANCE"); provided,
                                              ------------------
however, that (1) the amount of any Subsequent Advance and the Release Amount of any Additional Property to be encumbered by a Mortgage in connection with such Subsequent Advance shall be determined by Lender in its sole discretion after Lender's review of the Subsequent Advance Request and all due diligence materials and other information required for the satisfaction of the conditions set forth in Section 3.2 and (2) Borrower shall have satisfied each of the
             -----------
conditions contained in Section 3.2.  Lender shall not be obligated to make a
                        -----------
Subsequent Advance after March 30, 1997 (the "OUTSIDE CLOSING DATE").  Borrower
                                              --------------------
may submit to Lender, at any time after the Closing Date and not later than five
(5) days prior to the Outside Closing Date, a written request for a Subsequent Advance in form and substance acceptable to Lender (each such request being hereinafter referred to as a "SUBSEQUENT ADVANCE REQUEST"). Each Subsequent
                              --------------------------
Advance Request shall, among other things, (i) request an advance of Loan proceeds in an amount no less than One Million and No/100 Dollars ($1,000,000),
(ii) set forth one or more of the
properties listed on Schedule II hereto (each such property so identified being
                     -----------
hereinafter referred to as an "ADDITIONAL PROPERTY") which shall be encumbered
                               -------------------
by a Mortgage and included as an Individual Property hereunder as security for the Loan and (iii) set forth the proposed Subsequent Advance Closing Date with respect to the Subsequent Advance requested, which Subsequent Advance Closing Date shall be no less than five (5) days subsequent to the date on which the Subsequent Advance Request is received by Lender. Borrower hereby acknowledges that Borrower's agreement that each Additional Property so identified secure the related Subsequent Advance and all prior advances of proceeds of the Loan is a material inducement to Lender to make the Loan.

          (c) In addition to the Initial Advance and the Subsequent Advances, prior to the Securitization, Lender may, in its sole discretion, make, and Borrower may, at its option accept, an additional advance of all or a portion of the remaining proceeds of the Loan (the "ADDITIONAL ADVANCE"); provided,
                                         ------------------
however, that (i) the amount of the Additional Advance shall be determined by Lender in its sole discretion and (ii) if Borrower determines to accept the Additional Advance, Borrower shall have satisfied each of the conditions contained in Section 3.3. In no event shall the total proceeds of the Loan
             -----------
advanced to Borrower pursuant to this Section 2.1 exceed One Hundred Ninety-Five
                                      -----------
Million One Hundred Thousand and No/100 Dollars ($195,100,000). If the Additional Advance is made, the Release Amount with respect to each Individual Property and Subparcel shall be increased by a portion of the Additional Advance as set forth on Schedule VII hereto.

          SECTION 2.2  USE OF PROCEEDS.
                       ---------------

          Borrower shall use the proceeds of the Loan disbursed to it pursuant to this Agreement to (a) repay and discharge any existing loans relating to the Properties, (b) pay all past-due Basic Carrying Costs, if any, in respect of the Properties, (c) fund the Tax and Insurance Escrow Fund and the Ground Lease Escrow Fund, (d) pay costs and expenses incurred in connection with the Closing of the Loan, as approved by Lender, (e) fund any working capital requirements of the Properties, and (f) distribute the balance, if any, to the Borrower's partners or as Borrower may otherwise determine in its sole discretion.

          SECTION 2.3  LOAN REPAYMENT AND DEFEASANCE.
                       -----------------------------

          2.3.1  REPAYMENT. Borrower shall repay any outstanding principal
                 ---------
indebtedness of the Loan in full on the Maturity Date, together with interest thereon to (but excluding) the date of repayment. Other than as set forth in

Section 2.3.2 below, the Borrower shall have no right to prepay all or any
-------------
portion of the Loan prior to the Permitted Prepayment Date. On the Permitted Prepayment Date or on any scheduled payment date thereafter, Borrower may, at its option and upon five (5) Business Days prior written notice from Borrower to Lender, prepay in whole or in part the Debt without payment of the Yield Maintenance Premium or any other premium or consideration. Any such payment shall be applied to the last payments of principal and interest due under the Loan. If prior to the Permitted Prepayment Date and following the occurrence of any Event of Default, Borrower shall tender payment of an amount sufficient to satisfy all or any portion of the Debt, such tender by Borrower shall be deemed to be voluntary and Borrower shall pay, in addition to the

Debt, the Yield Maintenance Premium, if any, that would be required if a Defeasance Event had occurred.

          2.3.2  MANDATORY PREPAYMENTS.  The Loan is subject to mandatory
                 ---------------------
prepayment in certain instances of Casualty and Condemnation (each a

"CASUALTY/CONDEMNATION INVOLUNTARY PREPAYMENT"), in the manner and to the extent
---------------------------------------------
set forth in Section 7.1.3 hereof.  Each Casualty/Condemnation Involuntary
             -------------
Prepayment shall be made on a scheduled payment date and include all accrued and unpaid interest up to but not including such scheduled payment date or, if not paid on a scheduled payment date, include interest that would have accrued on such prepayment through the next regularly scheduled payment date.

          2.3.3  VOLUNTARY DEFEASANCE OF THE LOAN.  (a)  At any time after the
                 --------------------------------
Release Date and prior to the Anticipated Repayment Date, Borrower may voluntarily defease all or any portion of the Loan by depositing with Lender U.S. Obligations that, assuming Borrower prepays the Note in full on the Anticipated Repayment Date, produce payments which replicate the payment obligations of the Borrower under the Note, or that portion of the Note which the Borrower wishes to defease (hereinafter, a "DEFEASANCE EVENT"). Each
                                                ----------------
Defeasance Event by the Borrower shall be subject to the satisfaction of the following conditions precedent:

                 (i) No Event of Default shall have occurred and be continuing as of the Defeasance Date other than a Non-Curable Property Default with respect to an Individual Property to be released from the Lien of the related Mortgage in connection with the Defeasance Event pursuant to Section 2.4, provided that, after the
                                    -----------
                        occurrence of such Defeasance Event and such release of the Individual Property, no Event of Default shall have occurred and be continuing;

                 (ii) Borrower shall provide not less than thirty (30) days prior written notice to Lender specifying a regularly scheduled payment date (the "DEFEASANCE DATE") on which the Defeasance Event is to occur. Such notice shall indicate the principal amount of the Note to be defeased;

                 (iii) Borrower shall pay to Lender all accrued and unpaid interest on the principal balance of the Note to but not including the Defeasance Date. If for any reason the Defeasance Date is not a regularly scheduled payment date, the Borrower shall also pay interest that would have accrued on the Note through the next regularly scheduled payment date;

                 (iv) Borrower shall pay to Lender all other sums, not including scheduled interest or principal payments, then due and payable under the Note, this Agreement, the Mortgages, and the other Loan Documents;

                 (v) Borrower shall deposit with Lender the required Defeasance Deposit for the Defeasance Event;

                 (vi) In the event only a portion of the Loan is the subject of the Defeasance Event, Borrower shall prepare all necessary documents to amend and restate the Note and issue two substitute notes, one note having a principal balance equal to the defeased portion of the original Note (the "DEFEASED NOTE") and the other note having a
                                   -------------
                        principal balance equal to the undefeased portion of the Note (the "UNDEFEASED NOTE"). The Defeased Note and
                                   ---------------
                        Undefeased Note shall have identical terms as the Note except for the principal balance. A Defeased Note cannot be the subject of any further Defeasance Event;

                 (vii) Borrower shall execute and deliver a security agreement, in form and substance reasonably satisfactory to Lender, creating a first priority lien on the Defeasance Deposit and the U.S. Obligations purchased with the Defeasance Deposit in accordance with this provision of this
                        Section 2.3.3 (the "SECURITY AGREEMENT");
                        -------------       ------------------

                 (viii) Borrower shall deliver an opinion of counsel for
                        Borrower in form reasonably satisfactory to Lender stating, among other things, that Borrower has legally and validly transferred and assigned the U.S. Obligations and all obligations, rights and duties under and to the Note or the Defeased Note, as applicable, to the Successor Borrower, that Lender has a perfected first priority security interest in the Defeasance Deposit and the U.S. Obligations delivered by Borrower, and that any REMIC Trust formed pursuant to a Securitization will not fail to maintain its status as a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code as a result of such Defeasance Event;

                 (ix) Borrower shall deliver evidence in writing from the applicable Rating Agencies to the effect that the Defeasance Event and any related release of any of the Individual Properties pursuant to Section 2.4 will not in and of itself result in a withdrawal, qualification or downgrade of the respective ratings in effect immediately prior to such Defeasance Event for the Securities issued in connection with the Securitization which are then outstanding. If required by the applicable Rating Agencies, the Borrower shall also deliver or cause to be delivered a non-consolidation opinion with respect to the Successor Borrower in form and substance reasonably satisfactory to Lender and the applicable Rating Agencies;

                 (x) Borrower shall deliver an Officer's Certificate of Borrower certifying that the requirements set forth in this Section 2.3.3(a) have been satisfied;
                             ----------------

                 (xi) Borrower shall deliver such other certificates, documents or instruments as Lender may reasonably request; and

                 (xii) Borrower shall pay all costs and expenses of Lender incurred in connection with the Defeasance Event, including any costs and expenses associated with a release of one or more Liens as provided in Section 2.4
                                                                    -----------
                        hereof as well as reasonable attorneys' fees and expenses.

                 (b) In connection with each Defeasance Event, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase U.S. Obligations which provide payments on or prior to, but as close as possible to, all successive scheduled payment dates after the Defeasance Date upon which payments are required under this Agreement and the Note (in the case of a Defeasance Event for the entire outstanding principal balance of the Loan) or the Defeased Note (in the case of a Defeasance Event for only a portion of the outstanding principal balance of the Loan) assuming Borrower repays the Note in full on the Anticipated Repayment Date (the "SCHEDULED DEFEASANCE PAYMENTS"). Borrower, pursuant to the Security Agreement
------------------------------
or other appropriate document, shall authorize and direct that the payments received from the U.S. Obligations may be made directly to the Cash Collateral Account (unless otherwise directed by Lender) and applied to satisfy the obligations of Borrower under the Note or the Defeased Note, as applicable. Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Obligations required by this Section 2.3 and satisfy Borrower's
                                      -----------
obligations under this Section 2.3 and Section 2.4 shall be remitted to
                       -----------     -----------
Borrower.

          SECTION 2.4  RELEASE OF PROPERTIES.  Except as set forth in this
                       ---------------------
Section 2.4, no repayment, prepayment or defeasance of all or any portion of the
-----------
Note shall cause, give rise to a right to require, or otherwise result in, the release of any Lien of any Mortgage on any of the Properties.

          2.4.1  RELEASE OF ALL THE PROPERTIES.  (a)  If the Borrower has
                 -----------------------------
elected to defease the entire Note and the requirements of Section 2.3 have been
                                                           -----------
satisfied, all of the Properties shall be released from the Liens of their respective Mortgages and the U.S. Obligations, pledged pursuant to the Security Agreement, shall be the sole source of collateral securing the Note.

                 (b) In connection with the release of the Liens, the Borrower shall submit to Lender, not less than thirty (30) days prior to the Defeasance Date, a release of Lien (and related Loan Documents) for each Individual Property for execution by Lender. Such release shall be in a form appropriate in each jurisdiction in which an Individual Property is located and satisfactory to Lender in its reasonable discretion. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate of Borrower certifying that such documentation (i) is in compliance with all Legal Requirements, and (ii) will effect such releases in accordance with the terms of this Agreement.

          2.4.2  RELEASE OF INDIVIDUAL PROPERTIES.  Borrower on one or more
                 --------------------------------
occasions may obtain (i) the release of an Individual Property or a Subparcel from the Lien of the Mortgage thereon (and related Loan Documents) and (ii) the release of Borrower's obligations under the Loan Documents with respect to such Individual Property or Subparcel (other than those expressly stated to survive), upon satisfaction of each of the following conditions:

                 (a) If such release occurs prior to the Anticipated Repayment Date, the principal balance of the Defeased Note shall equal the Adjusted Release Amount for the applicable Individual Property or Subparcel and if the release shall occur after the Anticipated Repayment Date, then the Borrower, upon at least thirty (30) days' notice, shall remit to the Lender, on any regularly scheduled payment date, an amount equal to the Adjusted Release Amount for the applicable Individual Property or Subparcel.

                 (b) If such release occurs prior to the Anticipated Repayment Date, the requirements of Section 2.3.3 have been satisfied.
                          -------------

                 (c) Borrower shall submit to Lender, not less than thirty (30) days prior to the date of such release, a release of Lien (and related Loan Documents) for such Individual Property or Subparcel for execution by Lender. Such release shall be in a form appropriate in each jurisdiction in which the Individual Property or Subparcel is located and reasonably satisfactory to Lender. In addition, Borrower shall provide all other documentation Lender reasonably requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate of Borrower certifying that such documentation (i) is in compliance with all Legal Requirements, (ii) will effect such release in accordance with the terms of this Agreement, and (iii) will not impair or otherwise adversely affect the Liens, security interests and other rights of Lender under the Loan Documents not being released (or as to the parties to the Loan Documents and Properties (or portion thereof) subject to the Loan Documents not being released).

                 (d) After giving effect to such release, other than a release in connection with a Casualty/Condemnation Involuntary Prepayment or a Non-Curable Property Default, the Debt Service Coverage Ratio for all of the Properties (or portion thereof) then remaining subject to the Liens of the Mortgages calculated with respect to the twelve (12) full calendar months immediately preceding the release of the Individual Property or Subparcel and projected with respect to the twelve (12) full calendar months immediately following the release of the Individual Property or Subparcel shall be no less than 2.04 (the "CLOSING DATE DEBT SERVICE COVERAGE RATIO").
                ----------------------------------------

          (e) With respect to the release of a Subparcel from the Lien of the Mortgage thereon (and related Loan Documents), (i) the transfer of such Subparcel to a Person other than Borrower in connection with such release shall not cut off or interfere with any access rights or easements necessary for the continued operation of the related Individual Property in the manner operated prior to such transfer and any deed executed and delivered in connection with any such transfer shall be subject and subordinate to such rights and easements; (ii) an accurate legal description of such Subparcel sufficient for recordation purposes together with a survey depicting such Subparcel or other description of the location of such Subparcel and evidence of compliance with all relevant subdivision requirements reasonably satisfactory to Lender shall be delivered to Lender for review prior to such transfer; (iii) any reciprocal easement agreement to be entered into in connection with such transfer shall be delivered to Lender for its review and approval, such approval not to be unreasonably withheld; (iv) any consents or approvals with respect to subdivision or zoning that are required in connection with such transfer shall have been obtained; (v) prior to such transfer, Lender shall be provided with evidence that the portion of the Individual Property remaining subject to the Lien of the related Mortgage after such release shall continue to comply with all Legal Requirements, including, without limitation, applicable zoning, land use, subdivision, parking, traffic and fire safety Legal Requirements and (vi) in connection with such release, Borrower shall deliver to Lender an endorsement to the Title Insurance Policy insuring the Lien of the related Mortgage, satisfactory to Lender or, if such an endorsement is not available, other evidence satisfactory to Lender, reflecting the continued insurance of the Lien of the related Mortgage with respect to the portion of the Individual Property remaining subject to the Lien of the related Mortgage after such release.

          2.4.3.  SUCCESSOR BORROWER.  In connection with any release of a Lien
                  ------------------
under this Section 2.4, Lender shall, or Lehman Brothers Realty Corporation at
           -----------
its option may, establish or designate a successor entity (the "SUCCESSOR
                                                                ---------
BORROWER") and Borrower shall transfer and assign all obligations, rights and
--------
duties under and to the Note or the Defeased Note, as applicable, together with the pledged U.S. Obligations to such Successor Borrower. Such Successor Borrower shall assume the obligations under the Note or the Defeased Note, as applicable, and the Security Agreement and Borrower shall be relieved of its obligations under such documents. The Borrower shall pay One Thousand and No/100 Dollars ($1,000) to any such Successor Borrower as consideration for assuming the obligations under the Note or the Defeased Note, as applicable, and the Security Agreement. Notwithstanding anything in this Agreement to the contrary, no other assumption fee shall be payable upon a transfer of the Note in accordance with this Section 2.4.3, but Borrower shall pay all costs and
                        -------------
expenses incurred by Lender, including, without limitation, Lender's attorneys' fees and expenses, incurred in connection therewith.

          2.4.4  RELEASE ON PAYMENT IN FULL.  Lender shall, upon the written
                 --------------------------
request and at the expense of Borrower, upon payment in full of all principal and interest on the Loan and all other amounts due and payable under the Loan Documents in accordance with the terms and provisions of the Note and this Loan Agreement, release the Liens of the Mortgages not theretofore released.

          SECTION 2.5  INTEREST.
                       --------

          2.5.1  GENERALLY.  Interest on the Loan and the Note shall accrue at
                 ---------
the Applicable Interest Rate and shall be calculated in accordance with Section
                                                                        -------
2.6.2.  Interest on the Loan shall be paid in arrears in monthly installments
-----
(the amount of each such installment, the "MONTHLY DEBT SERVICE PAYMENT AMOUNT")
                                           -----------------------------------
on the tenth day of each calendar month up to and including the tenth day of February, 2027; each of such payments to be calculated at the Regular Interest Rate. The outstanding principal balance of the Loan together with all accrued and unpaid interest thereon shall be due and payable on the Maturity Date. All amounts due under the Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

          2.5.2  DEFAULT RATE; POST-MATURITY INTEREST.  Upon the occurrence of a
                 ------------------------------------
Default in the payment of any principal or interest due under the Loan Documents or an Event of Default, Lender shall be entitled to receive and Borrower shall pay to Lender interest on the entire outstanding principal balance of the Note and, to the extent permitted by applicable law, or any other amounts due at the Default Rate. Interest at the Default Rate shall be computed from the occurrence of the Default in the payment of principal, interest or other sums due under the Loan Documents or the Event of Default until the actual receipt and collection of the Debt (or that portion thereof that is then due) or the cure of any other Event of Default. Interest at the Default Rate, to the extent permitted by applicable law, shall be added to the Debt and shall be secured by the Mortgages. This subsection, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

          SECTION 2.6  PAYMENTS AND COMPUTATIONS.
                       -------------------------

          2.6.1  MAKING OF PAYMENTS.  Whenever any payment hereunder or under
                 ------------------
the Note shall be stated to be due on a day which is not a Business Day, such payment in the amount due on such non-Business Day shall be paid on the immediately preceding Business Day.

          2.6.2  COMPUTATIONS.  Interest payable hereunder or under the Note by
                 ------------
Borrower shall be computed on the basis of the actual number of days elapsed in a 360-day year.

          2.6.3  INTENTIONALLY OMITTED

          2.6.4  PAYMENTS AFTER ANTICIPATED REPAYMENT DATE. (a)  For the partial
                 -----------------------------------------
year period commencing on the Anticipated Repayment Date, and for each Fiscal Year thereafter, the Borrower shall submit to Lender for Lender's written approval the Annual Budget not later than thirty (30) days prior to the commencement of such period or Fiscal Year. Such Annual Budget shall be in form and substance reasonably satisfactory to Lender setting forth in reasonable detail budgeted monthly operating income and monthly operating capital and monthly operating and other expenses for the Properties, including all planned capital expenditures in respect of the Properties for such period or Fiscal Year. Each such

Annual Budget approved by Lender shall hereinafter be referred to as an "APPROVED ANNUAL BUDGET". Until such time that Lender approves a proposed Annual
 ----------------------
Budget, the most recently Approved Annual Budget shall apply; provided that, such Approved Annual Budget shall be adjusted to reflect actual increases in real estate taxes, insurance premiums and utilities expenses.

                 (b) In the event that, after the Anticipated Repayment Date, the Borrower must incur an extraordinary operating expense or capital expense not set forth in the Annual Budget (each an "EXTRAORDINARY EXPENSE"), then the
                                             ---------------------
Borrower shall promptly deliver to Lender a reasonably detailed explanation of such proposed Extraordinary Expense for the Lender's approval.

                 (c) From and after the Anticipated Repayment Date, interest shall accrue on the unpaid principal balance from time to time outstanding on the Note at the Matured Performing Rate. Borrower shall continue to make payments of interest in monthly installments beginning on the Anticipated Repayment Date and on the tenth day of each calendar month thereafter up to and including the Maturity Date in an amount equal to the Monthly Debt Service Payment Amount and, notwithstanding the following provision with respect to Accrued Interest, the failure to make any such payment as and when due shall constitute an Event of Default. Each Monthly Debt Service Payment Amount paid after the Anticipated Repayment Date shall be applied to the payment of interest computed at the Regular Interest Rate. Interest accrued at the Matured Performing Rate and not paid pursuant to the preceding sentence shall be deferred and added to the Debt and shall earn interest at the Matured Performing Rate to the extent permitted by applicable law (such accrued interest is hereinafter defined as "ACCRUED INTEREST"). In addition to such payments of
                        ----------------
interest, from and after th Anticipated Repayment Date, Borrower shall make payments in reduction of the outstanding principal balance of the Loan in monthly installments beginning on the Anticipated Repayment Date and on the tenth day of each calendar month thereafter up to and including the Maturity Date in an amount equal to the Excess Cash Flow for the immediately preceding calendar month. All of the Debt, including any Accrued Interest, shall be due and payable on the Maturity Date.

          2.6.5  PAYMENTS RECEIVED IN THE CASH COLLATERAL ACCOUNT.
                 ------------------------------------------------
Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, and provided no Event of Default has occurred and is continuing, Borrower's obligations with respect to the monthly payment of principal and interest and amounts due for the Tax and Insurance Escrow Fund, the Ground Lease Escrow Fund and any other payment reserves established pursuant to this Agreement or any other Loan Document shall be deemed satisfied to the extent sufficient amounts are deposited in the Cash Collateral Account to satisfy such obligations on the dates each such payment is required, regardless of whether any of such amounts are so applied by Lender.

          SECTION 2.7  SUBSTITUTION OF PROPERTIES.  Subject to the terms and
                       --------------------------
conditions set forth in this Section 2.7, Borrower may obtain a release of the
                             -----------
Lien of a Mortgage (and the related Loan Documents) encumbering an Individual Property (a "SUBSTITUTED PROPERTY") by substituting therefor another office or
             --------------------
industrial property acquired by Borrower (individually,
a "SUBSTITUTE PROPERTY" and collectively, the "SUBSTITUTE PROPERTIES"), provided
   -------------------                         ---------------------
that (a) the Substitution Conditions are satisfied with respect to Substitute Properties other than a Substituted Property damaged by a casualty or affected by a condemnation or eminent domain proceeding and for which Net Proceeds have not been made available by Lender to Borrower for Restoration pursuant to the terms and provisions of Section 7.1.3, (b) no such substitution may occur after
                        -------------
the Anticipated Repayment Date and (c) such substitution shall not be allowed more than three (3) times during the term of the Loan. In addition, any such substitution shall be subject, in each case, to the satisfaction of the following conditions precedent:

          (i) Lender shall have received a copy of a deed or an assignment and assumption of lessee's interest in the Ground Lease (together with the ground lessor's consent thereto), as applicable, conveying all of Borrower's right, title and interest in and to the Substituted Property to an entity other than Borrower and a letter from Borrower countersigned by a title insurance company acknowledging receipt of such deed or assignment and assumption, as applicable, and agreeing to record such deed or assignment and assumption, as applicable, in the real estate records for the county in which the Substituted Property is located.

          (ii) Lender shall have received an appraisal of the Substitute Property dated no more than sixty (60) days prior to the substitution by an appraiser acceptable to the Rating Agencies, indicating an appraised value of the Substitute Property that is equal to or greater than the value of the Substituted Property determined by Lender at the time of the encumbrance of the Substituted Property by the related Mortgage in connection with the Initial Advance or a Subsequent Advance, as applicable.

          (iii) After giving effect to the substitution, the Debt Service Coverage Ratio for the Loan for all of the Properties is not less than the Debt Service Coverage Ratio for the Loan for all of the Properties as of the Outside Closing Date and as of the date immediately preceding the substitution.

          (iv) The Net Operating Income for the Substitute Property does not show a downward trend over the three (3) years immediately prior to the date of substitution or, with respect to a Substitute Property for which information regarding the Net Operating Income of such Substitute Property for the three (3) years immediately prior to the date of substitution cannot be obtained by Borrower after Borrower's exercise of diligent efforts, the Net Operating Income shall not show a downward trend for such period of time immediately prior to the date of substitution as may be determined from the information regarding such Net Operating Income available.

          (v) The Net Operating Income and Debt Service Coverage Ratio (for the twelve (12) month period immediately preceding the substitution) for the Substitute Property is greater than one hundred twenty-five percent (125%) of the Net Operating Income and Debt Service Coverage Ratio (for the twelve (12) month period immediately preceding the substitution) for the related Substituted Property. For purposes of this clause (v), the Debt Service Coverage Ratio with respect to a Substitute Property or a Substituted Property shall be calculated using the Net Operating Income with respect to such Substitute Property or the Substituted Property, as applicable, and the principal and interest due and payable on the Note with respect to the related Pro rata Substitute Release Amount or Pro rata Release Amount, as applicable.

          (vi) Lender shall have received evidence in writing from the Rating Agencies to the effect that such substitution will not result in a withdrawal, qualification or downgrade of the respective ratings in effect immediately prior to such substitution for the Securities issued in connection with the Securitization that are then outstanding.

          (vii) No Default or Event of Default shall have occurred and be continuing and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each Loan Document on Borrower's part to be observed or performed. Lender shall have received a certificate from Borrower confirming the foregoing, stating that the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of the substitution with respect to Borrower, the Properties and the Substitute Property and containing any other representations and warranties with respect to Borrower, the Properties, the Substitute Property or the Loan as the Rating Agencies may require, unless such certificate would be inaccurate, such certificate to be in form and substance satisfactory to the Rating Agencies.

          (viii) Borrower shall have executed, acknowledged and delivered to Lender (A) a Mortgage, an Assignment of Leases and two UCC Financing Statements with respect to the Substitute Property, together with a letter from Borrower countersigned by a title insurance company acknowledging receipt of such Mortgage,

                 Assignment of Leases and UCC-1 Financing Statements and agreeing to record or file, as applicable, such Mortgage, Assignment of Leases and Rents and one of the UCC-1 Financing Statements in the real estate records for the county in which the Substitute Property is located and to file one of the UCC-1 Financing Statement in the office of the Secretary of State of the state in which the Substitute Property is located, so as to effectively create upon such recording and filing valid and enforceable Liens upon the Substitute Property, of the requisite priority, in favor of Lender (or such other trustee as may be desired under local law), subject only to the Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents and (B) an Assignment of Agreements and an Environmental Indemnity with respect to the Substitute Property. The Mortgage, Assignment of Leases, UCC-1 Financing Statements and Environmental Indemnity shall be the same in form and substance as the counterparts of such documents executed and delivered with respect to the related Substituted Property subject to modifications reflecting the Substitute Property as the Individual Property that is the subject of such documents and such modifications reflecting the laws of the state in which the Substitute Property is located as shall be recommended by the counsel admitted to practice in such state and delivering the opinion as to the enforceability of such documents required pursuant to clause (xv) below. The Mortgage encumbering the Substitute Property shall secure all amounts evidenced by the Note, provided that in the event that the jurisdiction in which the Substitute Property is located imposes a mortgage recording, intangibles or similar tax and does not permit the allocation of indebtedness for the purpose of determining the amount of such tax payable, the principal amount secured by such Mortgage shall be equal to one hundred fifty percent (150%) of the amount of the Loan allocated to the Substitute Property. The amount of the Loan allocated to the Substitute Property (such amount being hereinafter referred to as the "SUBSTITUTE RELEASE AMOUNT") shall the Release Amount of
                         -------------------------
                 the related Substituted Property.

          (ix) Lender shall have received (A) any "tie-in" or similar endorsement to each Title Insurance Policy insuring the Lien of an existing Mortgage as of the date of the substitution available with respect to the Title Insurance Policy insuring the Lien of the Mortgage with respect to the Substitute Property and (B) a Title Insurance Policy (or a marked, signed and redated commitment to issue such Title Insurance Policy) insuring the Lien of the Mortgage encumbering the Substitute Property, issued by the title company that issued the Title Insurance Policies insuring the Lien of the existing Mortgages and dated as of the date of the substitution, with reinsurance and direct access agreements that replace such agreements issued in connection with the Title Insurance Policy insuring the Lien of the Mortgage encumbering the Substituted Property. The Title Insurance Policy issued with respect to the Substitute Property shall (1) provide coverage in the amount of the Substitute Release Amount if the "tie-in" or similar endorsement described above is available or, if such endorsement is not available, in an amount equal to one hundred fifty percent (150%) of the Substitute Release Amount, (2) insure Lender that the relevant Mortgage creates a valid first lien on the Substitute Property encumbered thereby, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (3) contain such endorsements and affirmative coverages as are contained in the Title Insurance Policies insuring the Liens of the existing Mortgages, and (4) name Lender as the insured. Lender also shall have received copies of paid receipts showing that all premiums in respect of such endorsements and Title Insurance Policies have been paid.

          (x)    Intentionally omitted.

          (xi) Lender shall have received a current title survey for each Substitute Property, certified to the title company and Lender and their successors and assigns, in the same form and having the same content as the certification of the Survey of the Substituted Property prepared by a professional land surveyor licensed in the state in which the Substitute Property is located and acceptable to the Rating Agencies in accordance with the 1992 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys. Such survey shall reflect the same legal description contained in the Title Insurance Policy relating to such Substitute Property and shall include, among other things, a metes and bounds description of the real property comprising part of such Substitute Property. The surveyor's seal shall be affixed to each survey and each survey shall certify that the surveyed property is not located in a "one-hundred-year flood hazard area."

          (xii) Lender shall have received valid certificates of insurance indicating that the requirements for the policies of insurance required for an Individual Property hereunder have been satisfied with respect to the Substitute Property and evidence of the payment of all premiums payable for the existing policy period.

          (xiii) Lender shall have received a Phase I environmental report and, if recommended under the Phase I environmental report, a Phase II environmental report, which conclude that the Substitute Property does not contain any Hazardous Substance (as defined in the Mortgage) and is not subject to any risk of contamination from any off-site Hazardous Substance. If any such report discloses the presence of any Hazardous Substance or the risk of contamination from any off-site Hazardous Substance, such report shall include an estimate of the cost of any related remediation and Borrower shall deposit with Lender an amount equal to one hundred fifty percent (150%) of such estimated cost, which deposit shall constitute additional security for the Loan and shall be released to Borrower upon the delivery to Lender of (A) an update to such report indicating that there is no longer any Hazardous Substance on the Substitute Property or any danger of contamination from any off-site Hazardous Substance that has not been fully remediated and (B) paid receipts indicating that the costs of all such remediation work have been paid.

          (xiv) Borrower shall deliver or cause to be delivered to Lender (A) updates certified by Borrower of all organizational documentation related to Borrower and/or the formation, structure, existence, good standing and/or qualification to do business delivered to Lender in connection with the Initial Advance; (B) good standing certificates, certificates of qualification to do business in the jurisdiction in which the Substitute Property is located (if required in such jurisdiction) and (C) resolutions of the general partner of Borrower authorizing the substitution and any actions taken in connection with such substitution.

          (xv) Lender shall have received the following opinions of Borrower's counsel: (A) an opinion or opinions of counsel admitted to practice under the laws of the state in which the Substitute Property is located stating that the Loan Documents delivered with respect to the Substitute Property pursuant to clause
                 (viii) above are valid and enforceable in accordance with their terms, subject to the laws applicable to creditors' rights and equitable principles, and that Borrower is qualified to do business and in good standing under the laws of the jurisdiction where the Substitute Property is located or that Borrower is not required by applicable law to qualify to do business in such jurisdiction; (B) an opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. or such other counsel acceptable to the Rating Agencies stating that the Loan Documents delivered with respect to the Substitute Property pursuant to clause (viii) above were duly authorized, executed and delivered by Borrower and that the execution and delivery of such Loan Documents and the performance by Borrower of its obligations thereunder will not cause a breach of, or a default under, any agreement, document or instrument to which Borrower is a party or to which it or its properties are bound;
                 (C) an opinion of counsel acceptable to the Rating Agencies stating that subjecting the Substitute Property to the Lien of the related Mortgage and the execution and delivery of the related Loan Documents does not and will not affect or impair the ability of Lender to enforce its remedies under all of the Loan Documents or to realize the benefits of the cross-collateralization provided for thereunder; (D) an update of the Insolvency Opinion indicating that the substitution does not affect the opinions set forth therein; (E) an opinion of counsel acceptable to the Rating Agencies stating that the substitution and the related transactions do not constitute a fraudulent conveyance under applicable bankruptcy and insolvency laws and (F) an opinion of counsel acceptable to the Rating Agencies that the substitution does not constitute a "significant modification" of the Loan under Section 1001 of the Code or otherwise cause a tax to be imposed on a "prohibited transaction" by any REMIC Trust .

          (xvi) Borrower shall have paid all Basic Carrying Costs relating to each of the Properties and the Substitute Property, including without limitation, (i) accrued but unpaid insurance premiums relating to each of the Properties and the Substitute Property,
                 (ii) currently due Taxes (including any in arrears) relating to each of the Properties and the Substitute Property and (iii) currently due Other Charges relating to each of the Properties and Substitute Property.

          (xvii) Borrower shall have paid or reimbursed Lender for all costs and expenses incurred by Lender (including, without limitation, reasonable attorneys fees and disbursements) in connection with the substitution and Borrower shall have paid all recording charges, filing fees, taxes or other expenses (including, without limitation, mortgage and intangibles taxes and documentary stamp taxes) payable in connection with the substitution. Borrower shall have paid all costs and expenses of the Rating Agencies incurred in connection with the substitution.

          (xviii)Lender shall have received annual operating statements and occupancy statements for the Substitute Property for the most current completed fiscal year and a current operating statement for the Substituted Property, each certified to Lender as being true and correct and a certificate from Borrower certifying that there has been no adverse change in the financial condition of the Substitute Property since the date of such operating statements.

          (xix) Borrower shall have delivered to Lender estoppel certificates from any existing tenants (A) constituting anchor tenants at the Substitute Property, (B) leasing an entire building at the Substitute Property and (C) that, together with those described in clauses (A) and (B), lease no less than seventy-five percent (75%) of the gross leasable area at the Substitute Property. All such estoppel certificates shall be in the form attached hereto as Schedule IV and shall indicate that (1) the subject
                           -----------
                 lease is a valid and binding obligation of the tenant thereunder, (2) there are no defaults under such lease on the part of the landlord or tenant thereunder, (3) the tenant thereunder has no defense or offset to the payment of rent under such leases, (4) no rent under such lease has been paid more than one (1) month in advance, (5) the tenant thereunder has no option or right of first refusal under such lease to purchase all or any portion of the Substitute Property and (6) all tenant improvement work required under such lease has been completed and the tenant under such lease is in actual occupancy of its leased premises. If an estoppel certificate indicates that all tenant improvement work required under the subject lease has not yet been completed, Borrower shall, if required by the Rating Agencies, deliver to Lender financial statements indicating that Borrower has adequate funds to pay all costs related to such tenant improvement work as required under such lease.

          (xx) Lender shall have received copies of all tenant leases and any ground leases affecting the Substitute Property certified by Borrower as being true and correct. Lender shall have received a current rent roll of the Substitute Property certified by Borrower as being true and correct.

          (xxi) Lender shall have received subordination, nondisturbance and attornment agreements in the form attached hereto as Schedule V
                                                                      ----------
                 with respect to all of the Leases affecting the Substitute Property other than such Leases that are, by their terms, subordinate to the Mortgage with respect to the Substitute Property.

          (xxii) Lender shall have received (A) an endorsement to the Title Insurance Policy insuring the Lien of the Mortgage encumbering the Substitute Property insuring that the Substitute Property constitutes a separate tax lot or, if such an endorsement is not available in the state in which the Substitute Property is located, a letter from the title insurance company issuing such Title

                 Insurance Policy stating that the Substitute Policy constitutes a separate tax lot or (B) a letter from the appropriate taxing authority stating that the Substitute Property constitutes a separate tax lot.

          (xxiii)Lender shall have received a Physical Conditions Report with respect to the Substitute Property stating that the Substitute Property and its use comply in all material respects with all applicable Legal Requirements (including, without limitation, zoning, subdivision and building laws) and that the Substitute Property is in good condition and repair and free of damage or waste. If compliance with any Legal Requirements are not addressed by the Physical Conditions Report, such compliance shall be confirmed by delivery to Lender of a certificate of an architect licensed in the state in which the Substitute Property is located, a letter from the municipality in which such Property is located, a certificate of a surveyor that is licensed in the state in which the Substitute Property is located (with respect to zoning and subdivision laws), an ALTA
                 3.1 zoning endorsement to the Title Insurance Policy delivered pursuant to clause (ix) above (with respect to zoning laws) or a subdivision endorsement to the Title Insurance Policy delivered pursuant to clause (ix) above (with respect to subdivision laws). If the Physical Conditions Report recommends that any repairs be made with respect to the Substitute Property, such Physical Conditions Report shall include an estimate of the cost of such recommended repairs and Borrower shall deposit with Lender an amount equal to one hundred fifty percent (150%) of such estimated cost, which deposit shall constitute additional security for the Loan and shall be released to Borrower upon the delivery to Lender of (A) an update to such Physical Conditions Report or a letter from the engineer that prepared such Physical Conditions Report indicating that the recommended repairs were completed in good and workmanlike manner and (B) paid receipts indicating that the costs of all such repairs have been paid.

          (xxiv) Lender shall have received a certified copy of an amendment to the Management Agreement reflecting the deletion of the Substituted Property and the addition of the Substitute Property as a property managed pursuant thereto and Manager shall have executed and delivered to Lender an amendment to the Assignment of Management Agreement reflecting such amendment to the Management Agreement.

          (xxv) Lender shall have received such other and further approvals, opinions, documents and information in connection with the substitution as the Rating Agencies may have requested.

          (xxvi) Lender shall have received copies of all contracts and agreements relating to the leasing and operation of the Substitute Property (other than the Management Agreement) together with a certification of Borrower attached to each such contract or agreement certifying that the attached copy is a true and correct copy of such contract or agreement and all amendments thereto.

          (xxvii)Borrower shall submit to Lender, not less than thirty (30) days prior to the date of such substitution, a release of Lien (and related Loan Documents) for the Substituted Property for execution by Lender. Such release shall be in a form appropriate for the jurisdiction in which the Substituted Property is located and satisfactory to Lender in its sole discretion. Borrower shall deliver an Officer's Certificate certifying that the requirements set forth in this Section 2.7
                                                                    -----------
                 have been satisfied.

Upon the satisfaction of the foregoing conditions precedent, Lender will release its Lien from the Substituted Property to be released and the Substitute Property shall be deemed to be an Individual Property for purposes of this Agreement and the Substitute Release Amount with respect to such Substitute Property shall be deemed to be the Release Amount with respect to such Substitute Property for all purposes hereunder.

          Notwithstanding anything to the contrary contained herein, Borrower's rights pursuant to this Section 2.7 to obtain the release of the Lien of a
                        -----------
Mortgage encumbering an Individual Property affected by a Non-Curable Property Default by substituting therefor a Substitute Property shall be subject to Lender's right to waive the Non-Curable Property Default affecting such Individual Property.

          III. CONDITIONS PRECEDENT
               --------------------

          SECTION 3.1  CONDITIONS PRECEDENT TO INITIAL ADVANCE.
                       ---------------------------------------

          The obligation of Lender to make the Initial Advance hereunder is subject to the fulfillment by Borrower or waiver by Lender of the following conditions precedent no later than the Closing Date or such other date as set forth below:

          (a) Representations and Warranties; Compliance with Conditions.  The
              ----------------------------------------------------------
representations and warranties of Borrower contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of such date, and no Default or an Event of Default shall have occurred and be continuing; and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each other Loan Document on its part to be observed or performed.

          (b) Loan Agreement and Note.  Lender shall have received the original
              -----------------------
of this Agreement and the Note, in each case, duly executed and delivered on behalf of Borrower.

          (c) Delivery of Loan Documents; Title Insurance; Reports; Leases.
              ------------------------------------------------------------

              (i)   Mortgages, Assignments of Leases, Assignments of Agreements.
                    -----------------------------------------------------------
Lender shall have received from Borrower fully executed and acknowledged counterparts of the Mortgage, the Assignment of Leases and Assignments of the Agreements relating to the Properties and evidence that counterparts of the Mortgage and the Assignment of Leases have been delivered to the title company for recording, in the reasonable judgment of Lender, so as to effectively create upon such recording valid and enforceable Liens upon such Properties, of the requisite priority, in favor of Lender (or such other trustee as may be required or desired under local law), subject only to the Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents. Lender shall have also received from Borrower fully executed counterparts of the Environmental Indemnity.

              (ii)  Title Insurance.  Lender shall have received Title Insurance
                    ---------------
Policies (or marked, signed and redated commitments to issue such Title Insurance Policies) issued by a title company reasonably acceptable to Lender and dated as of the Closing Date, with reinsurance and direct access agreements reasonably acceptable to Lender. Such Title Insurance Policies shall (A) provide coverage in an amount equal to the amount of the Release Amount of the related Individual Property if the tie-in or similar endorsement described below is available, or, if such endorsement is not available, in an amount equal to one hundred fifty percent (150%) of the Release Amount of the related Individual Property, (B) insure Lender that the relevant Mortgage creates a valid lien on the Individual Property encumbered thereby of the requisite priority, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (C) contain such endorsements and affirmative coverages as Lender may reasonably request including, without limitation, any "tie-in" or similar endorsement available with respect to the other Title Insurance Policies issued in connection with the Initial Advance and (D) name Lender as the insured. Lender also shall have received evidence that all premiums in respect of such Title Insurance Policies have been paid.

              (iii) Survey.  Lender shall have received a current title survey
                    ------
for each Individual Property, certified to the title company and Lender and their successors and assigns, in form and content reasonably satisfactory to Lender and prepared by a professional and properly licensed land surveyor reasonably satisfactory to Lender in accordance with the 1992 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys. Such survey shall reflect the same legal description contained in the Title Insurance Policies relating to such Individual Property referred to in clause (ii) above and shall include, among other things, a metes and bounds description of the real property comprising part of such Individual Property reasonably satisfactory to Lender. The surveyor's seal shall be affixed to each survey and the surveyor shall provide a certification for each survey in form and substance reasonably acceptable to Lender.

              (iv)  Insurance.  Lender shall have received valid certificates of
                    ---------
insurance for the policies of insurance required hereunder, satisfactory to Lender in its reasonable discretion, and evidence of the payment of all premiums payable for the existing policy period.

              (v)   Environmental Reports.  Lender shall have received a Phase I
                    ---------------------
environmental report and, if applicable, a Phase II environmental report, in respect of each Individual Property, in each case satisfactory in form and substance to Lender in its reasonable discretion.

              (vi)  Intentionally Omitted.
                        ----------------------

              (vii) Encumbrances.  Borrower shall have taken or caused to be
                    ------------
taken such actions in such a manner so that Lender has a valid and perfected Lien of the requisite priority as of the Closing Date with respect to each Mortgage in the applicable Individual Property, subject only to applicable Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents, and Lender shall have received reasonably satisfactory evidence thereof.

          (d) Related Documents.  Each additional document not specifically
              -----------------
referenced herein, but relating to the transactions contemplated herein, shall have been duly authorized, executed and delivered by all parties thereto and Lender shall have received and approved certified copies thereof.

          (e) Delivery of Organizational Documents.  On or before the Closing
              ------------------------------------
Date, Borrower shall deliver or cause to be delivered to Lender copies certified by Borrower of all organizational documentation related to Borrower and/or the formation, structure, existence, good standing and/or qualification to do business, as Lender may request in its reasonable discretion, including, without limitation, good standing certificates, qualifications to do business in the appropriate jurisdiction (if required in such jurisdictions), resolutions authorizing the entering into of the Loan and incumbency certificates as may be requested by Lender.

          (f) Opinions of Borrower's Counsel.  Lender shall have received
              ------------------------------
opinions of Borrower's counsel, which counsel shall be reasonably acceptable to Lender, (i) with respect to non-consolidation, true sale or true contribution, and fraudulent transfer issues, and (ii) with respect to due execution, authority, enforceability of the Loan Documents, usury and such other matters as Lender may reasonably require, all such opinions in form, scope and substance customary for rated transactions and satisfactory to Lender and Lender's counsel in their reasonable discretion.

          (g)  Intentionally Omitted.
               ---------------------

          (h) Basic Carrying Costs.  Borrower shall have paid all Basic Carrying
              --------------------
Costs relating to each of the Properties which are in arrears, including without limitation, (i) insurance premiums currently due with respect to each of the Properties, (ii) currently due Taxes (including any in arrears) relating to each of the Properties, and (iii) currently due Other

Charges relating to each of the Properties, which amounts shall be funded with proceeds of the Loan.

          (i) Completion of Proceedings.  All corporate and other proceedings
              -------------------------
taken or to be taken in connection with the transactions contemplated by this Agreement and other Loan Documents and all documents incidental thereto shall be satisfactory in form and substance to Lender, and Lender shall have received all such counterpart originals or certified copies of such documents as Lender may reasonably request.

          (j) Payments.  All payments, deposits or escrows required to be made
              --------
or established by Borrower under this Agreement, the Note and the other Loan Documents on or before the Closing Date shall have been paid.

          (k)  Intentionally Omitted.
               ---------------------

          (l)  Intentionally Omitted.
               ------------------------

          (m) Transaction Costs.  Borrower shall have paid or reimbursed Lender
              -----------------
for all title insurance premiums and recording and filing fees incurred in connection with the origination of the Loan.

          (n) Origination Fee.  Lender shall have received an origination fee
              ---------------
for structuring and placement services with respect to the Loan in the amount of 0.85% of the portion of the principal amount of the Loan advanced on the Closing Date.

          (o)  Intentionally Omitted.
               ---------------------

          (p) Material Adverse Change.  There shall have been no material
              -----------------------
adverse change in the financial condition or business condition of Borrower, or the Properties, in the aggregate, since the date of Borrower's most recent financial statement delivered to Lender. The income and expenses of the Properties, in the aggregate, the occupancy leases thereof, and all other features of the transaction shall be as represented to Lender without material adverse change. Borrower shall not be the subject of any bankruptcy, reorganization, or insolvency proceeding,

          (q) Underlying Asset Documentation.  Lender shall have received a copy
              ------------------------------
of each deed conveying each Individual Property to Borrower, each of which shall be satisfactory in form and substance to Lender in its sole discretion.

          (r) Estoppel Certificates.  Borrower shall have delivered to Lender
              ---------------------
estoppel certificates from any existing tenants (i) constituting anchor tenants at each Individual Property, (ii) leasing an entire building at the Individual Property and (iii) that, together with those described in clauses (i) and (ii), lease no less than seventy-five percent (75%) of the gross leasable area at each Individual Property. All such estoppel certificates shall be in form and substance reasonably satisfactory to Lender.

          (s) Leases and Rent Roll.  Lender shall have received copies of all
              --------------------
tenant leases, certified copies of any tenant leases as requested by Lender and certified copies of all ground leases affecting the Properties. Lender shall have received a current certified rent roll of each Individual Property, reasonably satisfactory in form and substance to Lender.

          (t) Subordination and Attornment.  Lender shall have received
              ----------------------------
appropriate instruments acceptable to Lender subordinating all of the Leases affecting the Properties designated by Lender to the Mortgage, except such Leases as Lender may specifically require to be superior to the Mortgage and such Leases that contain self-executing subordination provisions acceptable to Lender. Lender shall have received an agreement to attorn to Lender satisfactory to Lender from any tenant under a Lease that does not provide for such attornment by its terms.

          (u) Debt Service Coverage Ratio.  The Debt Service Coverage Ratio
              ---------------------------
projected for the twelve (12) month period immediately following the Closing Date and calculated using an interest rate of 9.25% shall be no less than 1.40.

          (v)  Intentionally Omitted.
               ----------------------

          (w) Tax Lot.  Lender shall have received evidence that each Individual
              -------
Property constitutes a separate tax lot, which evidence shall be reasonably satisfactory in form and substance to Lender.

          (x) Physical Conditions Reports. Lender shall have received Physical
              ---------------------------
Conditions Reports with respect to each Individual Property, which reports shall be reasonably satisfactory in form and substance to Lender.

          (y) Management Agreement.  Lender shall have received a certified copy
              --------------------
of the Management Agreement with respect to each Individual Property satisfactory in form and substance to Lender and Borrower and Manager shall have executed and delivered to Lender an Assignment of Management Agreement with respect to each such Management Agreement.

          (z) Further Documents.  Lender or its counsel shall have received such
              -----------------
other and further approvals, opinions, documents and information as Lender or its counsel may have reasonably requested.

          SECTION 3.2  CONDITIONS PRECEDENT TO SUBSEQUENT ADVANCES.
                       -------------------------------------------

          The obligation of Lender to make any Subsequent Advance hereunder is subject to the fulfillment by Borrower or waiver by Lender of the following conditions precedent no later than the Subsequent Advance Closing Date with respect to such Subsequent Advance or such other date as set forth below:

          (a) Subsequent Advance Request.  Lender shall have received a
              --------------------------
Subsequent Advance Request in accordance with Section 2.1.4(b).
                                              ----------------

          (b) Representations and Warranties; Defaults.  The representations and
              ----------------------------------------
warranties of Borrower contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Subsequent Advance Closing Date with respect to Borrower, the Properties and each Additional Property to be encumbered with a Mortgage in connection with such Subsequent Advance with the same effect as if made on and as of such date, no Default or Event of Default shall have occurred and be continuing and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each Loan Document on Borrower's part to be observed or performed. Lender shall have received a certificate from Borrower confirming the foregoing and any other representations and warranties with respect to Borrower, the Properties, any Additional Property to be encumbered with a Mortgage in connection with such Subsequent Advance or the Loan as Lender may reasonably require, unless such certificate would be inaccurate, such certificate to be in form and substance reasonably satisfactory to Lender.

          (c) Modification of Existing Loan Documents.  Borrower shall have
              ---------------------------------------
executed, acknowledged and delivered to Lender (A) an amendment to this Agreement (1) if, after such Subsequent Advance, the Total Advances would exceed One Hundred Sixty Million and No/100 Dollars ($160,000,000), restating the Regular Interest Rate as the Subsequent Advance Rate calculated as of such Subsequent Advance Closing Date and (2) restating the Closing Date Debt Service Coverage Ratio as the Debt Service Coverage Ratio calculated for the twelve (12) full calendar months immediately preceding such Subsequent Advance Closing Date using the Subsequent Advance Rate with respect to such Subsequent Advance; (B) any modification or amendment to any existing Mortgage or Assignment of Leases encumbering any Individual Property as of the Subsequent Advance Closing Date or any notice of such Subsequent Advance that Lender reasonably determines is necessary or advisable to ensure that such Mortgage or Assignment of Leases secures such Subsequent Advance and evidence that counterparts of such modification, amendment or notice have been delivered to the title company for recording and (C) any other modification, amendment or supplement to this Agreement or the other Loan Documents that Lender may reasonably require in connection with such Subsequent Advance and the related addition of any Additional Property as security for the Loan.

          (d) Additional Loan Documents.  Borrower shall have executed,
              -------------------------
acknowledged and delivered to Lender (A) a Mortgage, an Assignment of Leases and one or more UCC Financing Statements with respect to each Additional Property to be added as security for the Loan in connection with such Subsequent Advance and evidence that counterparts of such Mortgage, Assignment of Leases and UCC-1 Financing Statements have been delivered to the title company for recording or filing, as applicable, so as to effectively create upon such recording valid and enforceable Liens upon such Additional Property, of the requisite priority, in favor of Lender (or such other trustee as may be desired under local law), subject only to the Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents and (B) an Environmental Indemnity and any other additional document that Lender may reasonably require with respect to the addition of each Additional Property as security for the Loan in connection with such Subsequent Advance.

          (e) Title Insurance.  Lender shall have received (A) (1) any available
              ---------------
endorsement to, or other modifications of, each Title Insurance Policy insuring the Lien of an existing Mortgage delivered in connection with any prior advance of the proceeds of the Loan as Lender determines is reasonably necessary or advisable to ensure the continued priority of the Lien of such existing Mortgage as amended or modified in connection with such Subsequent Advance and (2) any "tie-in" or similar endorsement to each such Title Insurance Policy available with respect to any Title Insurance Policy insuring the Lien of any Mortgage with respect to an Additional Property delivered to Lender in connection with such Subsequent Advance and (B) a Title Insurance Policy (or a marked, signed and redated commitment to issue such Title Insurance Policy) insuring the Lien of any Mortgage with respect to an Additional Property delivered to Lender in connection with such Subsequent Advance, issued by a title company acceptable to Lender and dated as of the Subsequent Advance Closing Date, with reinsurance and direct access agreements reasonably acceptable to Lender. Such Title Insurance Policies shall (1) provide coverage in an amount equal to the amount of the Release Amount of the related Additional Property if the tie-in or similar endorsement described above is available, or, if such endorsement is not available, in an amount equal to one hundred fifty percent (150%) of the Release Amount of the related Additional Property, (2) insure Lender that the relevant Mortgage creates a valid lien on such Additional Property encumbered thereby of the requisite priority, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (3) contain such endorsements and affirmative coverages as Lender may reasonably request, and (4) name Lender as the insured. Lender also shall have received evidence that all premiums in respect of such endorsements, modifications and Title Insurance Policies have been paid.

          (f) Survey.  Lender shall have received a current title survey for
              ------
each Additional Property to be encumbered by a Mortgage in connection with such Subsequent Advance, certified to the title company and Lender and their successors and assigns, in form and content reasonably satisfactory to Lender and prepared by a professional and properly licensed land surveyor reasonably satisfactory to Lender in accordance with the 1992 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys. Such survey shall reflect the same legal description contained in the Title Insurance Policies relating to such Additional Property and shall include, among other things, a metes and bounds description of the real property comprising part of such Additional Property reasonably satisfactory to Lender. The surveyor's seal shall be affixed to each survey and the surveyor shall provide a certification for each survey in form and substance acceptable to Lender.

          (g) Insurance.  Lender shall have received valid certificates of
              ---------
insurance for the policies of insurance required hereunder with respect to each Additional Property to be encumbered by a Mortgage in connection with such Subsequent Advance, satisfactory to Lender in its reasonable discretion, and evidence of the payment of all premiums payable for the existing policy period.

          (h) Environmental Reports.  Lender shall have received a Phase I
              ---------------------
environmental report and, if applicable, a Phase II environmental report, in respect of each Additional Property to be encumbered by a Mortgage in connection with such Subsequent

Advance other than such Additional Property known as Pacific Gateway Center, in each case satisfactory in form and substance to Lender in its reasonable discretion. If the Additional Property known as Pacific Gateway Center is to be encumbered by a Mortgage in connection with such Subsequent Advance, Lender shall have received (i) a copy of the Environmental Assessment Report for Pacific Gateway Center dated August 1996 prepared by Montgomery Watson (the "EAR"); (ii) a copy of that certain Shell/Cadillac Fairview Release and
 ---
Settlement Agreement dated September 12, 1996 (the "SHELL AGREEMENT") and (iii)
                                                    ---------------
a letter from Shell Oil Company pursuant to Section 3.6 of the Shell Agreement confirming that the Shell Agreement is in full force and effect, that there are no breaches of the Shell Agreement or any other event or failures of any conditions that may affect the right of Borrower to all rights and benefits under the Shell Agreement.

          (i) Encumbrances.  Borrower shall have taken or caused to be taken
              ------------
such actions in such a manner so that Lender has a valid and perfected Lien of the requisite priority as of the Subsequent Advance Closing Date with respect to each Mortgage encumbering an Additional Property to be delivered in connection with such Subsequent Advance, subject only to applicable Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents, and Lender shall have received reasonably satisfactory evidence thereof.

          (j) Organizational Documents.  On or before the Subsequent Advance
              ------------------------
Closing Date, Borrower shall deliver or cause to be delivered to Lender updates certified by Borrower of all organizational documentation related to Borrower and/or the formation, structure, existence, good standing and/or qualification to do business delivered to Lender in connection with the initial advance under the Loan and such additional organizational and authorizing documentation as Lender may request pertaining to the Subsequent Advance including, without limitation, good standing certificates, qualifications to do business in the appropriate jurisdictions (if required in such jurisdictions) and taking into consideration any Additional Property to be encumbered by a Mortgage in connection with such Subsequent Advance, resolutions authorizing the entering into of the Subsequent Advance and any related documentation and incumbency certificates as may be reasonably requested by Lender.

          (k) Opinions.  Lender shall have received (i) an update of the
              --------
Insolvency Opinion indicating that the Subsequent Advance does not affect the opinions set forth therein and that the acquisition and encumbrance by a Mortgage of any Additional Property in connection with the Subsequent Advance does not constitute a fraudulent conveyance under applicable bankruptcy and insolvency laws and (ii) opinions of Borrower's counsel, which counsel shall be reasonably acceptable to Lender, with respect to due execution, authority, enforceability of any of the documents described in clauses (c) and (d) above and such other matters as Lender may reasonably require in connection with the Subsequent Advance, all such updates and opinions in form, scope and substance customary for rated transactions and satisfactory to Lender and Lender's counsel in their reasonable discretion.

          (l)  Intentionally Omitted.
               ---------------------

          (m) Basic Carrying Costs.  Borrower shall have paid all Basic Carrying
              --------------------
Costs relating to each of the Properties and each Additional Property to be encumbered by a

Mortgage in connection with such Subsequent Advance which are in arrears, including without limitation, (i) insurance premiums then due with respect to each of the Properties and each Additional Property to be added as an Individual Property in connection with such Subsequent Advance, (ii) currently due Taxes (including any in arrears) relating to each of the Properties and each Additional Property to be encumbered by a Mortgage in connection with such Subsequent Advance and (iii) currently due Other Charges relating to each of the Properties and each Additional Property to be encumbered by a Mortgage in connection with such Subsequent Advance, which amounts shall be funded with proceeds of the Subsequent Advance.

          (n) Escrows.  Borrower shall make such additional deposits to the Tax
              -------
and Insurance Escrow Fund required pursuant to Section 7.3 with respect to each
                                               -----------
Additional Property to be encumbered by a Mortgage in connection with such Subsequent Advance, which amounts may be funded from the proceeds of such Subsequent Advance.

          (o)  Intentionally Omitted.
               ---------------------

          (p) Transaction Costs.  Borrower shall have paid or reimbursed Lender
              -----------------
for all title insurance premiums and recording and filing fees incurred in connection with the Subsequent Advance.

          (q) Origination Fee.  Lender shall have received an origination fee
              ---------------
for structuring and placement services with respect to the Loan in the amount of 0.85% of the principal amount of the Subsequent Advance.

          (r)  Intentionally Omitted.
               ---------------------

          (s) Material Adverse Change.  There shall have been no material
              -----------------------
adverse change in the financial condition or business condition of Borrower or any Individual Property and any Additional Property to be encumbered by a Mortgage in connection with such Subsequent Advance, in the aggregate, since the date of Borrower's most recent financial statement delivered to Lender. The income and expenses of the Properties and any Additional Property to be encumbered by a Mortgage in connection with such Subsequent Advance, in the aggregate, the occupancy leases thereof, and all other features of the transaction shall be as represented to Lender without material adverse change. Borrower shall not be the subject of any bankruptcy, reorganization, or insolvency proceeding.

          (t) Underlying Asset Documentation.  Lender shall have received a copy
              ------------------------------
of each deed conveying each Additional Property to be encumbered by a Mortgage in connection with such Subsequent Advance to Borrower, each of which shall be satisfactory in form and substance to Lender in its sole discretion.

          (u) Estoppel Certificates.  Borrower shall have delivered to Lender
              ---------------------
estoppel certificates from any existing tenants (1) constituting anchor tenants at such Additional Property, (2) leasing an entire building at such Additional Property and (3) that, together with those described in clauses (1) and (2), lease no less than seventy-five percent (75%) of the gross leasable area at such Additional Property. All such estoppel certificates in form and substance reasonably satisfactory to Lender.

          (v) Leases and Rent Roll.  Lender shall have received copies of all
              --------------------
tenant leases, certified copies of any tenant leases as requested by Lender and any ground leases affecting each Additional Property to be encumbered by a Mortgage in connection with such Subsequent Advance. Lender shall have received a current certified rent roll of each such Additional Property, reasonably satisfactory in form and substance to Lender.

          (w) Subordination.  Lender shall have received appropriate instruments
              -------------
acceptable to Lender subordinating all of the Leases affecting each Additional Property to be encumbered by a Mortgage in connection with such Subsequent Advance designated by Lender to the Mortgage, except such Leases as Lender may specifically require to be superior to the Mortgage and such Leases that contain self-executing subordination provisions acceptable to Lender. Lender shall have received an agreement to attorn to Lender satisfactory to Lender from any tenant under a Lease that does not provide for such attornment by its terms.

          (x) Debt Service Coverage Ratio.  The Debt Service Coverage Ratio
              ---------------------------
projected for the twelve (12) month period immediately following the Subsequent Advance Closing Date and calculated using an interest rate of 9.25% shall be no less than 1.40.

          (y) Tax Lot.  Lender shall have received evidence that each Additional
              -------
Property to be encumbered by a Mortgage in connection with such Subsequent Advance constitutes a separate tax lot, which evidence shall be reasonably satisfactory in form and substance to Lender.

          (z) Physical Conditions Reports.  Lender shall have received Physical
              ---------------------------
Conditions Reports with respect to each Additional Property to be encumbered by a Mortgage in connection with such Subsequent Advance, which reports shall be reasonably satisfactory in form and substance to Lender.

          (aa) Management Agreement.  Lender shall have received a certified
               --------------------
copy of any amendment to the Management Agreement necessary to reflect the addition of any Additional Property to be encumbered by a Mortgage in connection with such Subsequent Advance as a property managed pursuant thereto, which amendment shall be reasonably satisfactory in form and substance to Lender and Borrower and Manager shall have executed and delivered to Lender any amendment or modification to the Assignment of Management Agreement that Lender reasonably determines to be necessary or advisable with respect to such amendment to the Management Agreement.

          (bb) Further Documents.  Lender and its counsel shall have completed
               -----------------
their review of the documents and other information to be delivered pursuant to this Section 3.2 and received such other and further approvals, opinions,
     -----------
documents and information as Lender or its counsel may have reasonably requested. Borrower shall satisfy such other conditions with respect to the Subsequent Advance as a reasonably prudent lender would impose with respect to a loan advance comparable to the Subsequent Advance and mortgaged property comparable to each Additional Property encumbered by a Mortgage in connection with such Subsequent Advance.

          SECTION 3.3  CONDITIONS PRECEDENT TO ADDITIONAL ADVANCE.
                       ------------------------------------------

          The determination by Lender to make the Additional Advance hereunder is subject to the fulfillment by Borrower or waiver by Lender of the following conditions precedent no later than the Additional Advance Closing Date or such other date as set forth below:

          (a) Representations and Warranties; Defaults.  The representations and
              ----------------------------------------
warranties of Borrower contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Additional Advance Closing Date with respect to Borrower and the Properties with the same effect as if made on and as of such date, no Default or Event of Default shall have occurred and be continuing and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each Loan Document on Borrower's part to be observed or performed. Lender shall have received a certificate from Borrower confirming the foregoing and any other representations and warranties with respect to Borrower and the Properties as Lender may reasonably require, unless such certificate would be inaccurate, such certificate to be in form and substance reasonably satisfactory to Lender.

          (b) Initial Advance and Subsequent Advances.  Borrower shall have
              ---------------------------------------
received the Initial Advance and one or two Subsequent Advances pursuant to the terms and conditions of this Loan Agreement, which Initial Advance and Subsequent Advance (or Subsequent Advances) shall total not less than One Hundred Eighty Million and No/100 Dollars ($180,000,000).

          (c) Modification of Existing Loan Documents.  Borrower shall have
              ---------------------------------------
executed, acknowledged and delivered to Lender (i) an amendment to this Agreement (A) restating, as of the Additional Advance Closing Date, the Subsequent Advance Rate as the Additional Advance Rate and (B) restating the Closing Date Debt Service Coverage Ratio as the Debt Service Coverage Ratio calculated for the twelve (12) full calendar months immediately preceding the Additional Advance Closing Date using the Additional Advance Rate; (ii) any modification or amendment to any existing Mortgage or Assignment of Leases encumbering any Individual Property or any notice of the Additional Advance that Lender reasonably determines is necessary or advisable to ensure that such Mortgage or Assignment of Leases secures the Additional Advance and evidence that counterparts of such modification, amendment or notice have been delivered to the title company for recording and (iii) any other modification, amendment or supplement to this Agreement or the other Loan Documents that Lender may reasonably require in connection with such Additional Advance. Lender also shall have received evidence that any recording or filing with respect to any such modifications amendments or supplements have been paid.

          (d) Title Insurance. Lender shall have received (i) an endorsement to, or other modification of, each Title Insurance Policy insuring the Lien of each Mortgage (other than the Mortgages encumbering the Individual Property known as Park West E-1, the Individual Property known as Park West E-2 and the Subparcel known as Building 19, forming a part of the Individual Property known as Milwaukee Industrials) increasing the insured amount thereunder by the amount by which the Release Amount of the related Individual Property shall be increased pursuant to the terms and provisions of Section 2.1.4(c) and (ii) an endorsement to, or other modification of, the Title Insurance Policy insuring the lien of the Mortgage encumbering the Subparcel known as Building 19 forming a part of the Individual Property known as Milwaukee Industrials increasing the insured amount thereunder by one hundred fifty percent (150%) of the amount by which the Release Amount of the related Subparcel shall be increased pursuant to the terms and provisions of Section 2.1.4(c). Lender also shall have received evidence that all premiums in respect of such endorsements and modifications to the Title Insurance Policies have been paid.

          (e) Origination Fee.  Lender shall have received an origination fee
              ---------------
for structuring and placement services with respect to the Loan in the amount of 0.85% of the principal amount of the Additional Advance.

          (f) Material Adverse Change.  There shall have been no material
              -----------------------
adverse change in the financial condition or business condition of Borrower or any Individual Property, in the aggregate, since the date of Borrower's most recent financial statement delivered to Lender. The income and expenses of the Properties, in the aggregate, the occupancy leases thereof, and all other features of the transaction shall be as represented to Lender without material adverse change. Borrower shall not be the subject of any bankruptcy, reorganization, or insolvency proceeding.

          (g) Debt Service Coverage Ratio.  The Debt Service Coverage Ratio
              ---------------------------
projected for the twelve (12) month period immediately following the Additional Advance Closing Date and calculated using an interest rate of 9.25% shall be no less than 1.40.

          (h) Further Documents.  Lender and its counsel shall have completed
              -----------------
their review of the documents and other information to be delivered pursuant to this Section 3.3 and received such other and further approvals, opinions,
     -----------
documents and information as Lender or its counsel may have reasonably requested. Borrower shall satisfy such other conditions with respect to the Additional Advance as a reasonably prudent lender would impose with respect to a loan advance comparable to the Additional Advance.

          SECTION 3.4  CONDITIONS PRECEDENT TO ADVANCES.
                       ---------------------------------

          All conditions precedent to advances of proceeds of the Loan set forth in Sections 3.1, 3.2 and 3.3 are solely for the benefit of Lender and any of such conditions may be waived by Lender in its sole discretion.

          IV.  REPRESENTATIONS AND WARRANTIES
               ------------------------------

          SECTION 4.1  BORROWER REPRESENTATIONS.
                       ------------------------

          Borrower represents and warrants as of the date hereof and as of the Closing Date that:

          (a) Organization.  Borrower has been duly organized and is validly
              ------------
existing and in good standing with requisite power and authority to own its properties and to transact the businesses in which it is now engaged. Borrower is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, businesses and operations. Borrower possesses all material rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged, and the sole business of Borrower is the ownership, management and operation of the Properties.

          (b) Proceedings.  Borrower has taken all necessary action to authorize
              -----------
the execution, delivery and performance of this Agreement and the other Loan Documents. This Agreement and such other Loan Documents have been duly executed and delivered by or on behalf of Borrower and constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (c) No Conflicts.  The execution, delivery and performance of this
              ------------
Agreement and the other Loan Documents by Borrower will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of Borrower pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other agreement or instrument to which Borrower is a party or by which any of Borrower's property or assets is subject, nor will such action result in any material violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower or any of Borrower's properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by Borrower of this Agreement or any other Loan Documents has been obtained and is in full force and effect.

          (d) Litigation.  Except as otherwise set forth on Schedule IV hereto,
              ----------                                    -----------
there are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or, to Borrower's knowledge, threatened against or affecting Borrower or any of the Properties, which actions, suits or proceedings, if determined against Borrower or any of the Properties, might materially adversely affect the financial condition or business of Borrower or the condition or ownership of any of the Properties.

          (e) Agreements.  Borrower is not a party to any agreement or
              ----------
instrument or subject to any restriction which might materially and adversely affect Borrower or, other than the Permitted Encumbrances, any of the Properties, or Borrower's business, properties or assets, operations or financial condition,. Other than as set forth in the estoppel certificates from tenants under Leases delivered to Lender in connection with the Loan, to Borrower's knowledge, Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party or by which Borrower or any of its Properties are bound.

          (f) Title.  Borrower has good and marketable fee or leasehold, as
              -----
applicable, title to the real property comprising part of the Properties and good title to the balance of such Properties, free and clear of all Liens whatsoever except the Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents.
Each Mortgage intended to encumber any of the Properties, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (i) a valid, perfected first lien on the applicable Individual Property, subject only to Permitted Encumbrances and the Liens created or permitted by the Loan Documents and (ii) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases) that can be perfected by the filing of financing statements, all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. Borrower has paid for all work, labor or materials (other than payments with respect to tenant improvement work payable by the tenant pursuant to the related Lease and Liens for Labor and Material Costs being contested in accordance with the terms and provisions of
Section 3.6(b) of the Mortgage) affecting any Individual Property currently due
--------------
and payable.

          (g) No Bankruptcy Filing.  Borrower is not contemplating either the
              --------------------
filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of Borrower's assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against it.

          (h)  Intentionally Omitted.
               ---------------------

          (i) No Plan Assets.  Borrower is not an "employee benefit plan," as
              --------------
defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of Borrower constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101. In addition, (i) Borrower is not a "governmental plan" within the meaning of Section 3(32) of ERISA and (ii) transactions by or with Borrower are not subject to state statutes regulating investments of, and fiduciary obligations with respect to, governmental plans.

          (j) Compliance.  Other than as set forth in the physical condition
              ----------
reports or the environmental reports with respect to the Properties delivered to Lender in connection with the Loan, Borrower and each of the Properties and the use thereof comply in all material respects with all applicable Legal Requirements, including, without limitation, building and zoning ordinances and codes. Borrower is not in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which might materially adversely affect the financial condition or business of Borrower. There has not been and shall never be committed by Borrower or, to Borrower's knowledge, any other person in occupancy of or involved with the operation or use of the Properties any act or omission affording the federal government or any state or local government the right of forfeiture as against any of the Properties or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents. Borrower hereby covenants and agrees not to commit, permit or suffer to exist any act or omission affording such right of forfeiture.

          (k) Financial Information.  All financial data prepared by or at the
              ---------------------
direction of Borrower, including, without limitation, the statements of cash flow and income and operating expense, that have been delivered to Lender in respect of the Properties (other than the projections contained in such financial data requested by Lender, with respect to which Borrower makes no representation or warranty) (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of the Properties as of the date of such reports in all material respects, and (iii) to the extent prepared by an independent certified public accounting firm, have been prepared in accordance with GAAP consistently applied throughout the periods covered, except as disclosed therein. Other than the Debt and the liabilities associated with the Permitted Encumbrances, Borrower does not have any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and none of such liabilities are reasonably likely to have a materially adverse effect on the Properties or the operation thereof for their current respective uses, except as referred to or reflected in said financial statements. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operations or business of Borrower from that set forth in said financial statements.

          (l) Condemnation.  No Condemnation or other proceeding has been
              ------------
commenced or, to Borrower's best knowledge, is contemplated with respect to all or any portion of any of the Properties or for the relocation of roadways providing access to any of the Properties.

          (m) Federal Reserve Regulations.  No part of the proceeds of the Loan
              ---------------------------
will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

          (n) Utilities and Public Access.  Each Individual Property has rights
              ---------------------------
of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service such Individual Property for its respective intended uses. All public utilities necessary to the full use and enjoyment of each Individual Property are located either in the public right-of-way abutting such Individual Property (which are connected so as to serve such Individual Property without passing over other property) or in recorded easements serving such Individual Property and such easements are set forth in the Title Insurance Policies. All roads necessary for the use of each Individual Property for its current respective purpose have been completed and dedicated to public use and accepted by all Governmental Authorities.

          (o) Not a Foreign Person.  Borrower is not a "foreign person" within
              --------------------
the meaning of (S) 1445(f)(3) of the Code.

          (p) Separate Lots.  Each Individual Property is comprised of one (1)
              -------------
or more parcels which constitute a separate tax lot and does not constitute a portion of any other tax lot not a part of such Individual Property.

          (q) Assessments.  There are no pending or, to Borrower's knowledge,
              -----------
proposed special or other assessments for public improvements or otherwise affecting any of the Properties other than as reflected by the current Permitted Exceptions, nor are there any contemplated improvements to any of the Properties that may result in such special or other assessments.

          (r) Enforceability.  The Loan Documents are not subject to any right
              --------------
of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable, and Borrower has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

          (s) No Prior Assignment.  As of the Closing Date, there will be no
              -------------------
prior assignments of the Leases or any portion of the Rents due and payable or to become due and payable which are presently outstanding.

          (t) Insurance.  Borrower has obtained and has delivered to Lender
              ---------
certified copies of all insurance policies reflecting the insurance coverages, amounts and other requirements set forth in this Agreement.

          (u) Use of Properties.  Each of the Properties is used exclusively for
              -----------------
office or industrial purposes and other appurtenant and related uses.

          (v) Certificate of Occupancy; Licenses.  All material certifications,
              ----------------------------------
permits, licenses and approvals, including without limitation, certificates of completion and occupancy permits required for the legal use, occupancy and operation of each of the Properties (collectively, the "LICENSES"), have been
                                                        --------
obtained and are in full force and effect. The Borrower shall keep and maintain all material licenses necessary for the operation of each of the Properties.
The use being made of each Individual Property is in conformity in all material respects with the certificate of occupancy issued for such Individual Property. Notwithstanding the foregoing, only a temporary certificate of occupancy has been obtained and is in full force and effect with respect to the Improvements forming a part of the

Individual Property known as One Northwestern Plaza and Borrower hereby agrees to exercise diligent efforts to satisfy any conditions set forth in such temporary certificate of occupancy and obtain a permanent certificate of occupancy with respect to such Improvements.

          (w) Flood Zone.  Except as shown on the Surveys, to Borrower's
              ----------
knowledge none of the Improvements on any of the Properties are located in a "one-hundred-year flood hazard area" as identified by the Federal Insurance Administration .

          (x) Physical Condition.  Other than as set forth in the physical
              ------------------
condition reports or the environmental reports with respect to the Properties delivered to Lender in connection with the Loan, each of the Properties, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects, subject to ordinary wear and tear; to Borrower's knowledge, there exists no structural or other material defects or damages in any of the Properties, whether latent or otherwise, and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in any of the Properties, or any part thereof, which would materially adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

          (y) Boundaries.  Other than as shown on the Survey of the applicable
              ----------
Individual Property, all of the improvements which were included in determining the appraised value of each Individual Property lie wholly within the boundaries and building restriction lines of such Individual Property, and no improvements on adjoining properties encroach upon such Individual Property, and no easements or other encumbrances upon the applicable Individual Property encroach upon any of the improvements, so as to affect the value or marketability of the applicable Individual Property except those which are insured against by title insurance.

          (z) Leases.  The Properties are not subject to any Leases other than
              ------
the Leases described in the rent rolls delivered to Lender in connection with this Agreement. No person has any possessory interest in any of the Properties or right to occupy the same except under and pursuant to the provisions of the Leases and the right of the lessor under the Ground Lease to occupy a portion of the related Individual Property pursuant to the terms and provisions of Article XLI of the Ground Lease. Other than as set forth in the estoppel certificates from tenants under Leases delivered to Lender in connection with the Loan, to Borrower's knowledge, the current Leases are in full force and effect and there are no defaults thereunder by either party and there are no conditions that, with the passage of time or the giving of notice, or both, would constitute defaults thereunder. Borrower is the sole owner of the entire lessor's interest in the Leases. None of the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated other than pursuant to the Loan Documents. None of the Rents have been collected for more than one (1) month in advance of when due under the applicable Lease. The premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis other than those tenants under Leases for which premises are being constructed or renovated as a condition to occupancy. Other than as set forth in the estoppel certificates from tenants under Leases delivered to Lender in connection with the Loan, to Borrower's knowledge, there exist no offsets or defenses to the payment of any portion of the Rents. No Lease contains an option to purchase, right of first refusal to purchase, or any other similar provision. No Person has any possessory interest in, or right to occupy any portion of any of the Properties except under and pursuant to a Lease. Except as set forth on
Schedule VI hereto, to Borrower's knowledge, all of the Leases are subordinate
-----------
to the applicable Mortgage either pursuant to their terms or recorded subordination agreements and all of the Leases provide that the tenant thereunder agrees to attorn to Lender.

          (aa) Survey.  To Borrower's knowledge, the Survey for each of the
               ------
Properties delivered to Lender in connection with this Agreement does not fail to reflect any matter that materially and adversely affects any of the Properties or the title thereto.

          (bb)  Intentionally Omitted.
                ---------------------

          (cc) Filing and Recording Taxes.  All transfer taxes, deed stamps,
               --------------------------
intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the transfer of the Properties to Borrower have been paid. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Mortgages encumbering the Properties have been paid.

          (dd) Investment Company Act; Other Regulations.  Borrower is not an
               -----------------------------------------
"investment company," within the meaning of, or that is required to register under, the Investment Company Act of 1940, as amended, nor is Borrower a company "controlled" by an "investment company" under such act as amended, except with respect to an investment company that (i) controls Borrower, (ii) is required to register under such act as amended and (iii) has so registered, which regulation is in good standing.

          (ee) Single-Purpose.  Borrower hereby represents and warrants to, and
               --------------
covenants with, Lender that as of the date hereof and until such time as the Debt shall be paid in full:

               (i) Borrower does not own and will not own any asset or property other than (A) the Properties, and (B) incidental personal property necessary for the ownership or operation of the Properties.

               (ii) Borrower will not engage in any business other than the ownership, management and operation of the Properties and Borrower will conduct and operate its business as presently conducted and operated.

               (iii) Borrower will not enter into any contract or agreement with any Affiliate of Borrower, any constituent party of Borrower or any Affiliate of any constituent party, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm's-length basis with third parties other than any such party.

               (iv) Borrower has not incurred and shall not incur any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (A) the Debt; (B) unsecured trade payables and other unsecured indebtedness not evidenced by a note, equipment leases and endorsements of checks, incurred by Borrower for or in respect of the operation of the Properties in the ordinary course of operating its business; (C) unsecured indebtedness not evidenced by a note payable or reimbursable to a tenant under a Lease on account of work performed or costs incurred by such tenant in connection with its occupancy of space at an Individual Property pursuant to the Lease, including costs for tenant improvement work; and (D) indebtedness relating solely to the financing of construction of capital improvements, tenant improvements or building equipment or leasing costs payable to third parties or the Manager in accordance with the Property Management Agreement and incurred with respect to one or more of the Individual Properties and costs associated with such indebtedness, either unsecured or secured only by subordinate liens and (i) which in the aggregate does not exceed an amount equal to five percent (5%) of the outstanding principal amount of the Loan at any time, (ii) the proceeds of which are not distributed to Borrower or any direct beneficial owner of an interest in Borrower, but are instead used to fund directly the costs of items described above, other than commissions and fees paid to Manager in accordance with the Management Agreement, (iii) which is evidenced by a note or other written agreement having terms (other than the interest rate and repayment terms) no less favorable to Borrower than the terms of the Loan, (iv) the terms of which shall require that the principal amount of such indebtedness be repaid from Net Operating Income prior to any distributions to any direct beneficial owner of an interest in Borrower (other than for income, franchise, or other taxes imposed on Borrower for the privilege of doing business in the jurisdictions in which the Property is located) and (v) is subject to a subordination and standstill agreement satisfactory in form and substance to Lender. Except as set forth in the immediately preceding sentence, no indebtedness other than the Debt may be secured (subordinate or pari passu) by the Properties.
                        ---- -----
               (v) Borrower has not made and will not make any loans or advances to any third party (including any affiliate or constituent party), and shall not acquire obligations or securities of its Affiliates.

               (vi) Borrower is and will remain solvent and Borrower will pay its debts and liabilities (including, as applicable, shared personnel employment and overhead expenses) from its assets as the same shall become due, subject to Borrower's right to contest Taxes and Other Charges in accordance with Section
                                                                       -------
5.1(b) and Labor and Material Costs in accordance with Section 3.6(b) of the
------
Mortgage.

               (vii) Borrower has done or caused to be done and will do all things necessary to observe partnership formalities and preserve its existence, and Borrower will not, nor will Borrower permit any constituent party to amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, trust or other organizational documents of Borrower or such constituent party without the prior written consent of Lender.

               (viii) Borrower will maintain books, records, financial statements and bank accounts separate from those of its affiliates and any constituent party and Borrower will file its own tax returns. Borrower shall maintain its books, records, resolutions and agreements as official records.

               (ix) Borrower will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate of Borrower or any constituent party of Borrower), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its Affiliates as a division or unit of the other and shall maintain and utilize separate stationery, invoices and checks; provided, however that Borrower may use the word "Prentiss" as a part of Borrower's name, may describe itself as a "wholly-owned subsidiary" of Prentiss Properties Acquisition Partners, L.P. so long as such description is true and correct and may permit its relationship with its Affiliates to be disclosed in order to comply with any public filing requirements applicable to Prentiss Properties Trust.

               (x) Borrower is adequately capitalized and will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

               (xi) Neither Borrower nor any constituent party will seek or effect the liquidation, dissolution, winding up, consolidation or merger, in whole or in part, of Borrower.

               (xii) Borrower will not commingle the funds and other assets of Borrower with those of any Affiliate or constituent party or any other Person. For purposes of this clause (xii), funds distributed to partners of Borrower as permitted under this Agreement shall no longer constitute funds of Borrower.

               (xiii) Borrower has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or constituent party or any other Person.

               (xiv) Borrower does not and will not hold itself out to be responsible for the debts or obligations of any other Person.

               (xv) If Borrower is a limited partnership, the general partner is a corporation whose sole asset is its interest in Borrower and the general partner will at all times comply, and will cause Borrower to comply, with each of the representations, warranties, and covenants contained in this Section
                                                                    -------
4.1(ee) as if such representation, warranty or covenant was made directly by
-------
such general partner.

               (xvi) Borrower shall at all times cause there to be at least one
(1) duly appointed member of the board of directors (an "INDEPENDENT DIRECTOR")
                                                         --------------------
of the general
partner of Borrower reasonably satisfactory to Lender who shall not have been at the time of each such individual's appointment, and may not have been at any time during the preceding five (5) years (A) a shareholder of, or an officer, director, partner or employee of, Borrower or any of its shareholders, subsidiaries or Affiliates, (B) a customer of, or supplier to (other than CT Corp.), Borrower or any of its shareholders, subsidiaries or Affiliates which derives more than ten percent (10%) of its revenues from its activities with Borrower or its Affiliates, (C) a Person controlling or under common control with any such shareholder, partner supplier or customer, or (D) a member of the immediate family of any such shareholder, officer, director, partner, employee, supplier or customer of any other director of Borrower. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

               (xvii) Borrower shall not cause or permit the board of directors of the general partner of Borrower to take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement with respect to any common stock, requires a vote of the board of directors of the general partner of Borrower unless at the time of such action there shall be at least one (1) member who is an Independent Director.

               (xviii) Borrower shall conduct its business so that the assumptions made with respect to Borrower in that certain opinion letter dated the date hereof (the "INSOLVENCY OPINION") delivered by Akin, Gump, Strauss,
                      ------------------
Hauer & Feld in connection with the Loan shall be true and correct in all respects.

          (ff) No Change in Facts or Circumstances; Disclosure.  All information
               -----------------------------------------------
submitted by Borrower to Lender and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan or in satisfaction of the terms thereof and all statements of fact made by Borrower in this Agreement or in any other Loan Document, are accurate, complete and correct in all material respects to the best of Borrower's knowledge. To the best of Borrower's knowledge, there has been no material adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading in any material respect or that otherwise materially and adversely affects or might materially and adversely affect any of the Properties or the business operations or the financial condition of Borrower. To the best of Borrower's knowledge, Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

          (gg) Illegal Activity.  No portion of any Individual Property has been
               ----------------
or will be purchased with proceeds of any illegal activity.

          (hh) Ground Lease.  Borrower hereby represents and warrants to Lender
               ------------
the following with respect to the Ground Lease:

               (i) RECORDING; MODIFICATION. The Ground Lease has been duly recorded, the Ground Lease permits the interest of the Borrower to be encumbered by a mortgage, the landlord under the Ground Lease (the "LANDLORD") has approved
                                                    --------
and consented to the encumbrance of the Individual Property by the applicable Mortgage and a complete and correct description of the Ground Lease, including all amendments, modifications or supplements thereto, is set forth in the definition thereof contained in Section 1.1. The Ground Lease may not be
                                -----------
canceled, terminated, surrendered or amended without the prior written consent of Lender.

               (ii) NO LIENS. Except for the Permitted Encumbrances, the Borrower's interest in the Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage other than the Landlord's related fee interest.

               (iii) GROUND LEASE ASSIGNABLE. The Borrower's interest in the Ground Lease is assignable to the Lender, and by Lender and its successors and assigns, upon notice to, but without the consent of, the Landlord (or, if any such consent is required, it has been obtained prior to the Closing Date).

               (iv) DEFAULT. As of the Closing Date, the Ground Lease is in full force and effect and, to the best of Borrower's knowledge, no default has occurred under the Ground Lease and there is no existing condition which, but for the passage of time or the giving of notice, could result in a default under the terms of the Ground Lease.

               (v) NOTICE. The Ground Lease requires the Landlord thereunder to give notice of any default by the Borrower to the Lender. The Ground Lease, or an estoppel letter received by the Lender from the Landlord, further provides that notice of termination given under the Ground Lease is not effective against the Lender unless a copy of the notice has been delivered to the Lender in the manner described in the Ground Lease.

               (vi) CURE. The Lender is permitted the opportunity (including, where necessary, sufficient time to gain possession of the interest of the Borrower under the Ground Lease) to cure any default under the Ground Lease, which is curable after the receipt of notice of any default before the Landlord thereunder may terminate the Ground Lease.

               (vii) TERM. The Ground Lease has a term which extends not less than ten (10) years beyond the Maturity Date of the Loan.

               (viii) NEW LEASE. The Ground Lease requires the Landlord to enter into a new lease upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

               (ix) INSURANCE PROCEEDS. Under the terms of the Ground Lease and the related Mortgage, taken together, any related insurance and condemnation proceeds will be held by Lender and applied either to the repair or restoration of the applicable Individual Property or to the payment of the Debt in accordance with the Loan Documents. In the event that insurance proceeds exceed One Hundred Thousand and No/100 Dollars ($100,000) and are not otherwise required to be paid to Lender pursuant to the Loan Documents, such insurance proceeds will be paid to the Landlord and Borrower in escrow in an interest-bearing account and applied to the repair or restoration of the applicable Individual Property.

          SECTION 4.2  SURVIVAL OF REPRESENTATIONS.
                       ---------------------------

          Borrower agrees that all of the representations and warranties of Borrower set forth in Section 4.1 and elsewhere in this Agreement and in the
                      -----------
other Loan Documents shall survive for so long as the context thereof requires but at least as long as any amount remains owing to Lender under this Agreement or any of the other Loan Documents by Borrower, provided that the accuracy of such representations and warranties shall be determined as of the Closing Date or a Subsequent Advance Date, as applicable. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrower shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

          V.    AFFIRMATIVE COVENANTS
                ---------------------

          SECTION 5.1  BORROWER COVENANTS.
                       ------------------

          From the date hereof and until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Liens of all Mortgages encumbering the Properties (and all related obligations) in accordance with the terms of this Agreement and the other Loan Documents, Borrower hereby covenants and agrees with Lender that:

          (a) Existence; Compliance with Legal Requirements; Insurance.
              --------------------------------------------------------
Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its partnership existence, rights, licenses, permits and franchises and comply in all material respects with all Legal Requirements applicable to it and the Properties (except for those Legal Requirements being contested by Borrower in accordance with this Agreement and other Loan Documents). Borrower shall at all times maintain, preserve and protect all of its material property used in the conduct of its business and shall keep all of the Properties in good working order and repair (except for ordinary wear and tear and damage from a casualty or condemnation pending any required restoration thereof), and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully provided in the Mortgages encumbering such Properties. Borrower shall keep each of the Properties insured at all times by financially sound and reputable insurers, to such extent and against such risks, and maintain liability and such other insurance, as is more fully provided in this Agreement.

          (b) Taxes and Other Charges.  Borrower shall pay all Taxes and Other
              -----------------------
Charges now or hereafter levied or assessed or imposed against the Properties or any part thereof prior to delinquency or the imposition of any fine or penalty; provided, however, Borrower's obligation to directly pay Taxes shall be suspended for so long as Borrower complies with the terms and provisions of

Section 7.3 hereof.  Borrower shall not suffer and shall promptly cause to be
-----------
paid and discharged any lien or charge whatsoever which may be or become a lien or charge against any of the Properties (subject to Borrower's right to contest Taxes and Other Charges in accordance with this Section 5.1(b)), and shall
                                                ---------------
promptly pay for all utility services provided to the Properties. Borrower shall furnish to Lender receipts for the payment of the Taxes and the Other Charges prior to the date the same shall become delinquent (provided, however, that Borrower is not required to furnish such receipts for payment of Taxes in the event that such Taxes have been paid by Lender pursuant to Section 7.3 hereof). After prior written notice to Lender,
                      -----------
Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Taxes or Other Charges, provided that (i) no Event of Default has occurred and remains uncured,
(ii) Borrower is permitted to do so under the provisions of any mortgage or deed of trust affecting any of the Properties, (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder and such proceeding shall be conducted in accordance with all applicable statutes, laws and ordinances, (iv) no Individual Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (v) Borrower shall promptly upon final determination thereof pay the amount of any such Taxes or Other Charges, together with all costs, interest and penalties which may be payable in connection therewith. In addition, if the Taxes or Other Charges are not paid in full when the Borrower commences such contest, then the following shall apply:
(A) such proceeding shall suspend the collection of Taxes or Other Charges from the applicable Individual Property, and (B) Borrower shall have furnished such security as may be required in the proceeding, or as may be reasonably requested by Lender or sufficient funds are on deposit in the Tax and Insurance Escrow Fund to pay any such Taxes or Other Charges pursuant to Section 7.3, to insure
                                                        -----------
the payment of any such Taxes or Other Charges, together with all interest and penalties thereon. Lender may pay over any such cash deposit or part thereof held by Lender to the claimant entitled thereto at any time when, in the reasonable judgment of Lender, the entitlement of such claimant is established after Borrower's appeals have been exhausted.

          (c) Litigation.  Borrower shall give prompt written notice to Lender
              ----------
of any litigation or governmental proceedings pending or threatened against Borrower which might materially adversely affect Borrower's financial condition or business or any of the Properties.

          (d) Access to Premises.  Borrower shall permit agents, representatives
              ------------------
and employees of Lender to inspect (but not to perform invasive testing other than as permitted pursuant to this Agreement, the Environmental Indemnity and the other Loan Documents) any of the Properties or any part thereof at reasonable hours upon reasonable advance notice subject to the rights of tenants, subtenants and licensees with respect to the Properties.

          (e) Notice of Default.  Borrower shall promptly advise Lender of any
              -----------------
material adverse change in Borrower's financial condition, or of the occurrence of any Default or Event of Default of which Borrower has knowledge.

          (f) Cooperate in Legal Proceedings.  Borrower shall cooperate fully
              ------------------------------
with Lender with respect to any proceedings before any court, board or other Governmental Authority which may in any way affect the rights of Lender hereunder or any rights obtained by Lender under any of the other Loan Documents and, in connection therewith, permit Lender, at its election and at its cost, to participate in any such proceedings.

          (g) Perform Loan Documents.  Borrower shall observe, perform and
              ----------------------
satisfy all the terms, provisions, covenants and conditions of, and shall pay when due all reasonable costs, fees and expenses to the extent required under the Loan Documents executed and delivered by, or applicable to, Borrower.

          (h) Insurance Benefits.  Borrower shall cooperate with Lender in
              ------------------
obtaining for Lender the benefits of any Insurance Proceeds lawfully or equitably payable in connection with any of the Properties, and Lender shall be reimbursed for any expenses reasonably incurred in connection therewith (including reasonable attorneys' fees and disbursements, and the payment by Borrower of the expense of an appraisal on behalf of Lender in case of a fire or other casualty affecting any of the Properties or any part thereof) out of such Insurance Proceeds.

          (i)  Further Assurances; Supplemental Mortgage Affidavits.  Borrower
               ----------------------------------------------------
shall, at Borrower's sole cost and expense:

               (i) furnish to Lender all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument reasonably required to be furnished by Borrower pursuant to the terms of the Loan Documents;

               (ii) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure the obligations of Borrower under the Loan Documents, as Lender may reasonably require under the Loan Documents; and

               (iii) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Lender shall reasonably require from time to time.

          (j)  Intentionally Omitted.
               ---------------------

          (k)  Financial Reporting.
               -------------------

               (i) Borrower shall keep adequate books and records of account in accordance with GAAP, or in accordance with other methods acceptable to Lender in its reasonable discretion, consistently applied and furnish to Lender, in electronic or other form acceptable to Lender, the following:

               (A) (1) prior to the Anticipated Repayment Date, monthly operating statements of each Individual Property together with a property balance sheet for such month, prepared and certified by Borrower in the form reasonably required by Lender, detailing the revenues received, the expenses incurred and the net operating income before and after debt service (principal and interest) and major capital improvements for that month and containing appropriate year to date information, and containing a comparison for such month with the annual budget delivered pursuant to clause (E), on a quarterly basis within thirty (30) days after the end of each calendar quarter and (2) after the Anticipated Repayment Date, monthly operating statements of each Individual Property together with a property balance sheet for such month, prepared and certified by Borrower in the form reasonably required by Lender, detailing the revenues received, the expenses incurred and the net operating income before and after debt service (principal and interests) and major capital improvements for that month and containing appropriate year to date information, and containing a comparison for such month with the annual budget delivered pursuant to clause
(E), on a monthly basis within fifteen (15) days after the end of each month;

          (B) certified updated rent rolls signed and dated by Borrower, detailing the names of all tenants of the Properties, the portion of Improvements on the Properties occupied by each tenant, the base rent and any other charges payable under each Lease and the term of each Lease, including the expiration date, and any other information as is reasonably required by Lender, within thirty (30) days after the end of each of each fiscal quarter;

          (C) an annual audited consolidated operating statement of Borrower detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow for the Properties, to be prepared and certified by a "Big Six" accounting firm, within ninety (90) days after the close of each fiscal year of Borrower;

          (D) an annual audited balance sheet and profit and loss statement of Borrower in the form reasonably required by Lender, prepared and certified by a "Big Six" accounting firm, within ninety (90) days after the close of each fiscal year of Borrower; and

          (E) an annual operating budget presented on a monthly basis consistent with the monthly and annual operating statements described above for the Property, including cash flow projections for the upcoming year, and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each calendar year prior to the Anticipated Repayment Date and at least thirty (30) days prior to the start of each calendar year after the Anticipated Repayment Date.

          (ii) Upon reasonable request from Lender, Borrower and its Affiliates shall furnish to Lender an accounting of all security deposits held in connection with any Lease, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the Person to contact at such financial institution, along with any authority or release necessary for Lender to obtain information regarding such accounts directly from such financial institutions.

          (iii) Borrower and its Affiliates shall furnish Lender with such other additional financial or management information as may, from time to time, be reasonably required by Lender in form and substance reasonably satisfactory to Lender.

          (l) Business and Operations.  Borrower will continue to engage in the
              -----------------------
businesses presently conducted by it as and to the extent the same are necessary for the ownership, maintenance, management and operation of each of the Properties. Borrower and its corporate general partner will qualify to do business and will remain in good standing under the laws of each jurisdiction as and to the extent the same are required for the ownership, maintenance, management and operation of each of the Properties.

          (m) Title to the Properties.  Borrower will warrant and defend (i) the
              -----------------------
title to each of the Properties and every part thereof, subject only to Liens permitted hereunder (including Permitted Encumbrances), and (ii) the validity and priority of the Liens of the Mortgages and the Assignments of Leases on the Properties, subject only to Liens permitted hereunder (including Permitted Encumbrances), in each case against the claims of all Persons whomsoever. Borrower shall reimburse Lender for any losses, costs, damages or expenses (including reasonable attorneys' fees and court costs) incurred by Lender if an interest in any of the Properties, other than as permitted hereunder, is claimed by another Person.

          (n) Costs of Enforcement.  In the event (i) that any Mortgage
              --------------------
encumbering any of the Properties is foreclosed in whole or in part or that any such Mortgage is put into the hands of an attorney for collection, suit, action or foreclosure, (ii) of the foreclosure of any mortgage prior to or subsequent to any Mortgage encumbering any of the Properties in which proceeding Lender is made a party, or (iii) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or an assignment by Borrower for the benefit of its creditors, Borrower, its successors or assigns, shall be chargeable with and agrees to pay all costs of collection and defense, including reasonable attorneys' fees in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, which shall be due and payable together with all required service or use taxes.

          (o) Estoppel Statement.  After request by Lender, Borrower shall
              ------------------
within ten (10) days furnish Lender with a statement, duly acknowledged and certified, setting forth (A) the amount of the original principal amount of the Loan, (B) the unpaid principal amount of the Loan, (C) the Applicable Interest Rate, (D) the date installments of interest and/or principal were last paid, (E) any offsets or defenses to the payment of the Debt, if any, and (F) that the Note, this Agreement, the Mortgages and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification. Within ten (10) days of Borrower's request, Lender will deliver to Borrower a statement setting forth (i) the unpaid principal amount of the Loan, (ii) the Applicable Interest Rate, (iii) the amount of the installment of interest and/or principal due and payable with respect to the Loan on the scheduled payment date for the month in which such statement is delivered and (iv) the date on which Lender last received a payment with respect to the Loan.

          (p) Loan Proceeds.  Borrower shall use the proceeds of the Loan
              -------------
received by it on the Closing Date only for the purposes set forth in Section
                                                                      -------
2.2.
---

          (q) Ground Lease.  Borrower shall in a timely manner observe, perform
              ------------
and fulfill in all material respects each and every material covenant, term and provision of the Ground Lease in accordance with the terms thereof.

          (r) Leasing Matters.  Borrower may enter into new Leases without the
              ---------------
consent of Lender, provided that each such new Lease shall provide for rental rates and terms comparable to existing local market rates and terms (taking into account the type and quality of tenant, the term of the Lease, the tenant inducements or concessions under the Lease and the size and quality of the demised space), shall be arm's-length transactions with bona fide, independent third party tenants and shall be written on the standard form of lease which shall have been approved by Lender in its reasonable discretion, without any change thereto that would have a material adverse effect on the value of the related Individual Property or materially and adversely affect the value of the Lease as security for the Debt. Upon request, Borrower shall furnish Lender with executed copies of all Leases. In addition, all renewals of Leases and all proposed leases shall provide for rental rates and terms comparable to existing local market rates and terms (taking into account the type and quality of tenant, the term of the Lease, the tenant inducements or concessions under the Lease and the size and quality of the demised space) and shall be arm's-length transactions with bona fide, independent third party tenants. All Leases shall provide that they are subordinate to the Mortgage with respect to the related Individual Property and that the tenant agrees to attorn to Lender, unless Lender agrees otherwise. Borrower (i) shall observe and perform in all material respects all the material obligations imposed upon the landlord under the Leases and shall not do or permit to be done anything to materially and adversely affect the value of the Leases as security for the Debt; (ii) shall promptly send copies to Lender of all notices of default which Borrower shall send or receive thereunder; (iii) shall enforce all of the material terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed, short of termination thereof, which Borrower deems reasonably prudent to enforce; (iv) shall not collect any of the Rents more than one (1) month in advance of when due under the applicable Lease; (v) shall not execute any other assignment of the lessor's interest in the Leases or the Rents and (vi) shall not, without the prior written consent of Lender, amend, modify, waive the provisions of, terminate, reduce the rents under or shorten the term of any Lease. Notwithstanding the foregoing, Borrower may, without Lender's consent (y) amend, modify or waive the provisions of any Leases if such action does not have a material adverse effect upon the value of the related Individual Property (taking into account the circumstances of the affected Lease) and (z) terminate, reduce the rents under or shorten the term of any Leases if such action (taking into account the planned alternative use of the related demised space and the circumstances of the affected Lease) does not materially and adversely affect the value of the related Individual Property. Borrower shall not, without the prior consent of Landlord (A) alter, modify or change the terms of any guaranty, letter of credit or other credit support with respect to the Leases (a "LEASE GUARANTY") or cancel or terminate such Lease Guaranty (other
           --------------
than such an action required by the terms of such Lease Guaranty or the related Lease) if such action could materially and adversely affect the value of the related Individual Property, or (B) consent to any assignment of or subletting under the Leases not in accordance with their terms if such action could materially and adversely affect the value of the related Individual Property.

          (s) Alterations.  Borrower shall obtain Lender's prior written
              -----------
consent, which consent shall not be unreasonably withheld or delayed to any alterations to any Improvements on any Individual Property that may have a material adverse effect on Borrower's financial condition, the value of such Individual Property or the Net Operating

Income with respect to such Individual Property, other than tenant improvement work performed pursuant to the terms and provisions of a Lease and not adversely affecting any structural component of any Improvements, any utility or HVAC system contained in any Improvements or the exterior of any building constituting a part of any Improvements or alterations performed in connection with the restoration of an Individual Property after the occurrence of a casualty in accordance with the terms and provisions of this Agreement. If the total unpaid amounts due and payable with respect to alterations to the Improvements on the Properties (other than such amounts to be paid or reimbursed by tenants under the Leases) shall at any time exceed five percent (5%) of the outstanding principal balance of the Loan (the "THRESHOLD AMOUNT"), Borrower
                                                ----------------
shall promptly deliver to Lender as security for the payment of such amounts and as additional security for Borrower's obligations under the Loan Documents any of the following: (i) cash, (ii) U.S. Obligations, (iii) other securities having a rating acceptable to Lender and that the applicable Rating Agencies have confirmed in writing will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization or (iv) a completion bond or letter of credit issued by a financial institution having a rating by Standard & Poor's Ratings Group of not less than A-1+ if the term of such bond or letter of credit is no longer than three (3) months or, if such term is in excess of three
(3) months, issued by a financial institution having a rating that is acceptable to Lender and that the applicable Rating Agencies have confirmed in writing will not, in and of itself, result in a downgrade, withdrawal or qualification of the initial, or, if higher, then current ratings assigned in connection with any Securitization. Such security shall be in an amount equal to the excess of the total unpaid amounts with respect to alterations to the Improvements on the Properties (other than such amounts to be paid or reimbursed by tenants under the Leases) over the Threshold Amount and may be reduced from time to time by the cost estimated by Lender to terminate any of the alterations and restore the related Individual Property to the extent necessary to prevent any material adverse effect on the value of such Individual Property.

          VI.  NEGATIVE COVENANTS
               ------------------

          SECTION 6.1  BORROWER'S NEGATIVE COVENANTS.
                       -----------------------------

          From the date hereof until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Liens of all Mortgages encumbering each of the Properties in accordance with the terms of this Agreement and the other Loan Documents, Borrower covenants and agrees with Lender that it will not do, directly or indirectly, any of the following:

          (a) Operation of Properties.  Borrower shall not, without the prior
              -----------------------
consent of Lender (which consent shall not be unreasonably withheld or delayed), terminate any Management Agreement relating to any Individual Property or otherwise replace the Manager or enter into any other management agreements with respect to any of the Properties; provided, however, that Borrower may replace the Manager under the Management Agreement with an Affiliate of Manager, which Affiliate shall assume in writing the Management Agreement subject to the confirmation in writing from the applicable Rating Agencies that the replacement of Manager with an Affiliate of Manager will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned in connection with any Securitization.

          (b) Liens.  Borrower shall not, without the prior written consent of
              -----
Lender, create, incur, assume or suffer to exist any Lien on any portion of any of the Properties or permit any such action to be taken, except:

               (i)  Permitted Encumbrances;

              (ii)  Liens created by or permitted pursuant to the Loan
                    Documents;

             (iii) Liens for Taxes, or Other Charges not yet delinquent or accruing any penalty (subject to Borrower's right to contest Taxes and Other Charges pursuant to Section 5.1(b)).
                    ---------------

          (c) Dissolution.  Borrower shall not dissolve, terminate, liquidate,
              -----------
merge with or consolidate into another Person.

          (d) Change In Business.  Borrower shall not enter into any line of
              ------------------
business other than the ownership and operation of the Properties, or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business.

          (e) Debt Cancellation.  Borrower shall not cancel or otherwise forgive
              -----------------
or release any claim or debt owed to Borrower by any Person (other than the termination of Leases in accordance with Section 5.1(r)), unless adequate
                                         --------------
consideration is received and such cancellation or forgiveness occurs in the ordinary course of Borrower's business or such cancellation or forgiveness is prudent and commercially reasonable under the circumstances.

          (f) Affiliate Transactions.  Borrower shall not enter into, or be a
              ----------------------
party to, any transaction with an Affiliate of Borrower or any of the partners of Borrower except in the ordinary course of business and on terms which are fully disclosed to Lender in advance and are no less favorable to Borrower or such Affiliate than would be obtained in a comparable arm's-length transaction with an unrelated third party.

          (g) Zoning.  Borrower shall not initiate or consent to any zoning
              ------
reclassification of any portion of any of the Properties or seek any variance under any existing zoning ordinance or use or permit the use of any portion of any of the Properties in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior consent of Lender, which consent shall not be unreasonably withheld or delayed. If under applicable zoning provisions the use of all or any portion of any of the Properties is or shall become a nonconforming use, Borrower shall not cause or permit the nonconforming use to be discontinued or abandoned without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed.

          (h) Assets.  Borrower shall not purchase or own any real property
              ------
other than the Properties.

          (i) No Joint Assessment.  Borrower shall not suffer, permit or
              -------------------
initiate the joint assessment of any Individual Property (i) with any other real property constituting a tax lot separate from such Individual Property, and (ii) with any portion of such Individual Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to such Individual Property.

          (j) Principal Place of Business.  Borrower shall not change its
              ---------------------------
principal place of business set forth on the first page of this Agreement without first giving Lender thirty (30) days prior written notice.

          (k) ERISA.  (i) Borrower shall not engage in any transaction which
              -----
would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
                                   -----

              (ii) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Loan, as requested by Lender in its sole discretion, that (A) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of
Section 3(3) of ERISA; (B) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and
(C) one or more of the following circumstances is true:

               (1) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. (S)2510.3-101(b)(2);

               (2) Less than twenty-five percent (25%) of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. (S)2510.3-101(f)(2); or

               (3) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. (S)2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

          VII. CASUALTY; CONDEMNATION; ESCROWS
               -------------------------------

          SECTION 7.1  INSURANCE; CASUALTY AND CONDEMNATION.
                       ------------------------------------

          7.1.1  INSURANCE.
                 ---------

          (a) Borrower shall obtain and maintain, or cause to be maintained, insurance for Borrower and each of the Properties providing at least the following coverages:

               (i) comprehensive all risk insurance on the Improvements and the Personal Property, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements, in each case (A) in an amount equal to one hundred percent (100%) of the "Full Replacement Cost," which for purposes of this Agreement shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation, but the amount shall in no event be less than the outstanding principal balance of the Loan; (B) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (C) providing for no deductible in excess of Ten Thousand and No/100 Dollars ($10,000) for all such insurance coverage; and (D) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Individual Property shall at any time constitute legal non-conforming structures or uses. In addition, Borrower shall obtain (y) flood hazard if any portion of the Improvements is currently or at any time in the future located in a federally designated "special flood hazard area", flood hazard insurance in an amount equal to the lesser of (1) the outstanding principal balance of the Note or (2) the maximum amount of such insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended or such greater amount as Lender shall require; and (z) earthquake insurance in amounts and in form and substance reasonably satisfactory to Lender in the event the Individual Property is located in an area with a high degree of seismic activity, provided that the insurance pursuant to clauses (y) and (z) hereof shall be on terms consistent with the comprehensive all risk insurance policy required under this subsection (i) except that the deductible on such flood hazard insurance with respect to the Properties and such earthquake insurance with respect to the Properties other than the Individual Property known as Pacific Gateway Center shall not be in excess of Twenty-Five Thousand and No/100 Dollars ($25,000) and such earthquake insurance shall not be in excess of five percent (5%) of the replacement value of the Individual Property known as Pacific Gateway Center at the time of loss;

               (ii) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Individual Property, such insurance (A) to be on the so-called "occurrence" form with a combined limit, including umbrella coverage, of not less than Three Million and No/100 Dollars ($3,000,000) or, if any of the Improvements contain elevators, Five Million and No/100 Dollars ($5,000,000);
(B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards:
(1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; and (4) blanket contractual liability for all legal contracts;

               (iii) business income insurance (A) with loss payable to Lender;
(B) covering all risks required to be covered by the insurance provided for in subsection (i) above; (C) containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and Personal Property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of twelve (12) months from the date that the Property is repaired or replaced and operations are resumed, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; and (D) in an amount equal to one hundred percent (100%) of the projected gross income from the Individual Property for a period of twelve (12) months from the date that the Individual Property is repaired or replaced and operations are resumed. The amount of such business income insurance shall be determined prior to the date hereof and at least once each year thereafter based on Borrower's reasonable estimate of the gross income from the Property for the succeeding twenty-four
(24) month period. All proceeds payable to Lender pursuant to this subsection shall be held by Lender and shall be applied to the obligations secured by the Loan Documents from time to time due and payable hereunder and under the Note; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured by the Loan Documents on the respective dates of payment provided for in the Note and the other Loan Documents except to the extent such amounts are actually paid out of the proceeds of such business income insurance;

               (iv) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements, and only if the Individual Property coverage form does not otherwise apply, (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in subsection (i) above written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to subsection
(i) above, (3) including permission to occupy the Individual Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

               (v) workers' compensation, subject to the statutory limits of the state in which the Individual Property is located, and employer's liability insurance with a limit of at least One Million and No/100 Dollars ($1,000,000) per accident and per disease per employee, and One Million and No/100 Dollars ($1,000,000) for disease aggregate in respect of any work or operations on or about the Individual Property, or in connection with the Individual Property or its operation (if applicable);

               (vi) comprehensive boiler and machinery insurance, if applicable, in amounts as shall be reasonably required by Lender on terms consistent with the commercial property insurance policy required under subsection (i) above;

               (vii) umbrella liability insurance in an amount not less than Ten Million and No/100 Dollars ($10,000,000) per occurrence on terms consistent with the commercial general liability insurance policy required under subsection (ii) above;

               (viii) motor vehicle liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence, including umbrella coverage, of Five Million and No/100 Dollars ($5,000,000); and

               (ix) upon sixty (60) days' written notice, such other reasonable insurance and in such reasonable amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Individual Property located in or around the region in which the Individual Property is located.

          (b) All insurance provided for in Section 7.1.1(a) shall be obtained
                                            ----------------
under valid and enforceable policies (collectively, the "POLICIES" or in the
                                                         --------
singular, the "POLICY"), and any proposed change in such insurance coverage
               ------
shall be subject to the reasonable approval of Lender as to the compliance of any such change with the requirements of Section 7.1.1(a). The Policies shall
                                         ----------------
be issued by financially sound and responsible insurance companies authorized to do business in the state in which the Property is located and having a claims paying ability rating of "AA" (or its equivalent) or better by at least two (2) of the Rating Agencies one of which shall be Standard & Poor's Ratings Group if Standard & Poor's Ratings Group is one of the Rating Agencies issuing a rating in connection with the Securitization Transaction. The Policies described in
Section 7.1.1(a)(i), (iii), (iv)(B) and (vi) shall designate Lender as loss
--------------------------------------------
payee. As soon as reasonably practicable and in no event less than five (5) days prior to the expiration dates of the Policies theretofore furnished to Lender, evidence that the Policies have been renewed and, no later than five (5) days prior to the date due, evidence satisfactory to Lender of payment of the premiums due thereunder (the "INSURANCE PREMIUMS"), shall be delivered by
                              ------------------
Borrower to Lender; provided, however, that Borrower's obligation to directly pay Insurance Premiums shall be suspended for so long as Borrower complies with the terms and provisions of Section 7.3.
                            -----------

          (c) Any blanket insurance Policy shall specifically allocate to the Individual Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of Section
                                                                -------
7.1.1(a).
--------
          (d) All Policies of insurance provided for or contemplated by Section
                                                                        -------
7.1.1(a), except for the Policy referenced in Section 7.1.1(a)(v), shall name
--------                                      -------------------
Borrower as the insured and Lender as the additional insured, as its interests may appear, and in the case of property damage, boiler and machinery, flood and earthquake insurance, shall contain a so-called New York standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable to Lender.

          (e) All Policies of insurance provided for in Section 7.1.1(a)(v)
                                                        -------------------
shall contain clauses or endorsements to the effect that:

              (i) no act or negligence of Borrower, or anyone acting for Borrower, or of any tenant under any Lease or other occupant, or failure to comply with the provisions of any Policy, other than the failure to pay the related Insurance Premium, which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

              (ii) the Policy shall not be materially changed (other than to increase the coverage provided thereby) or canceled without at least thirty (30) days' written notice to Lender and any other party named therein as an additional insured; and

              (iii) each Policy shall provide that the issuers thereof shall give written notice to Lender if the Policy has not been renewed fifteen (15) days prior to its expiration; and

              (iv) Lender shall not be liable for any Insurance Premiums thereon or subject to any assessments thereunder.

          (f) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, without notice to Borrower, to take such action as Lender deems necessary to protect its interest in the Property, including, without limitation, the obtaining of such insurance coverage as Lender in its reasonable discretion deems necessary to satisfy the requirements of Section 7.1.1(a), and
                                                          ----------------
all premiums incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by the Mortgages and shall bear interest at the Default Rate.

          (g) If the Individual Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice of such damage to Lender and shall promptly commence and diligently prosecute the completion of the repair and restoration of the Individual Property as nearly as possible to the condition the Individual Property was in immediately prior to such fire or other casualty, with such alterations as may be reasonably approved by Lender (a "RESTORATION") and otherwise in accordance with Section 7.1.3.
              -----------                                    -------------
Borrower shall pay all costs of such Restoration whether or not such costs are covered by insurance. Lender may, but shall not be obligated to make proof of loss if not made promptly by Borrower;

          (h) In the event of foreclosure of the Mortgage with respect to the Individual Property, or other transfer of title to the Individual Property in extinguishment in whole or in part of the Debt all right, title and interest of Borrower in and to the Policies that are not blanket Policies then in force concerning the Individual Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or Lender or other transferee in the event of such other transfer of title.

          SECTION 7.1.2  CONDEMNATION.  Borrower shall promptly give Lender
                         ------------
notice of the actual or threatened commencement of any condemnation or eminent domain proceeding affecting any of the Properties and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender may participate in any such proceedings, and Borrower shall from time to time deliver to Lender all instruments requested by it to permit such participation. Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Agreement and the Debt shall not be reduced until any award or payment therefor (an "AWARD") shall have been actually received and applied by Lender, after the
     -----
deduction of
expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. If the Property or any portion thereof is taken by a condemning authority, Borrower shall promptly commence and diligently prosecute the Restoration of the Property and otherwise comply with the provisions of Section 7.1.3. If the Property is sold, through foreclosure
              -------------
or otherwise, prior to the receipt by Lender of the Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the Award, or a portion thereof sufficient to pay the Debt.

          SECTION 7.1.3  RESTORATION. The following provisions shall apply in
                         -----------
connection with the Restoration of any Individual Property:

          (a) If the Net Proceeds shall be less than Five Hundred Thousand and No/100 Dollars ($500,000) and the costs of completing the Restoration shall be less than Five Hundred Thousand and No/100 Dollars ($500,000), the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in Section 7.1.3(b)(i) are met and Borrower delivers to
                        -------------------
Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Agreement.

          (b) If the Net Proceeds are equal to or greater than Five Hundred Thousand and No/100 Dollars ($500,000) or the costs of completing the Restoration is equal to or greater than Five Hundred Thousand and No/100 Dollars ($500,000) Lender shall make the Net Proceeds available for the Restoration in accordance with the provisions of this Section 7.1.3. The term "NET PROCEEDS"
                                       -------------             ------------
for purposes of this Section 7.1.3 shall mean:  (i) the net amount of all
                     -------------
insurance proceeds received by Lender pursuant to Section 7.1.1 (a)(i), (iv),
                                                  --------------------  ----
(vi) and (vii) as a result of such damage or destruction, after deduction of its
----     -----
reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("INSURANCE PROCEEDS"), or (ii) the net amount
                                    ------------------
of the Award, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same

("CONDEMNATION PROCEEDS"), whichever the case may be.
  ---------------------

               (i) The Net Proceeds shall be made available to Borrower for Restoration provided that each of the following conditions are met:

                   (A) no Event of Default shall have occurred and be
               continuing;

                   (B) (1) in the event the Net Proceeds are Insurance
               Proceeds, less than fifty percent (50%) of the total floor area of the Improvements on the Individual Property has been damaged, destroyed or rendered unusable as a result of such fire or other casualty or (2) in the event the Net Proceeds are Condemnation Proceeds, less than ten percent (10%) of the land constituting the Individual Property is taken, and such land is located along the perimeter or periphery of the Individual Property, and no portion of the Improvements is located in such land;

                   (C) Leases demising in the aggregate a percentage amount
               equal to or greater than the Rentable Space Percentage of the total rentable space in the Individual Property which has been demised under executed and delivered Leases in effect as of the date of the occurrence of such fire or other casualty or taking, whichever the case may be, shall remain in full force and effect during and after the completion of the Restoration, notwithstanding the occurrence of any such fire or other casualty or taking, whichever the case may be. The term "RENTABLE SPACE
                                                                --------------
               PERCENTAGE" shall mean (1) in the event the Net Proceeds are
               ----------
               Insurance Proceeds, a percentage amount equal to twenty-five percent (25%) and (2) in the event the Net Proceeds are Condemnation Proceeds, a percentage amount equal to ten percent (10%);

                   (D) Borrower shall commence the Restoration as soon as
               reasonably practicable (but in no event later than sixty (60) days after the later of (1) the date such damage or destruction or taking, whichever the case may be, occurs or (2) if any related Insurance Proceeds or Condemnation Proceeds, as the case may be, are to be paid to Lender in accordance with this Article VII, the date on which Lender makes any such Insurance Proceeds or Condemnation Proceeds received by Lender available to Borrower pursuant to this Section 7.1.1) and shall diligently pursue the
                                -------------
               same to satisfactory completion;

                   (E) Lender shall be reasonably satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note, which will be incurred with respect to the Individual Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in Section 7.1.1(a)(iii), if applicable, or
                                       ---------------------
               (3) by other funds of Borrower;

                   (F) Lender shall be satisfied that the Restoration will be completed on or before the earliest to occur of (1) the Maturity Date, (2) the earliest date required for such completion under the terms of any Leases which are required in accordance with the provisions of this Section 7.1.3(b) to remain in effect
                                  ----------------
               subsequent to the occurrence of such fire or other casualty or taking, whichever the case may be, and the completion of the Restoration, (3) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the Property to the condition it was in immediately prior to such fire or other casualty or to as nearly as possible the condition it was in immediately prior to such taking, as applicable or (4) the expiration of the insurance coverage referred to in Section 7.1.1(a)(iii);
                              ---------------------

                    (G) the Individual Property and the use thereof after the
               Restoration will be, in all material respects, in compliance with and permitted under all applicable zoning laws, ordinances, rules and regulations;

                    (H) the Restoration shall be done and completed by Borrower in an expeditious and diligent fashion and in material compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable environmental laws); and

                    (I) such fire or other casualty or taking, as applicable,
               does not result in the loss of reasonably adequate access to the Individual Property or the related Improvements.

               (ii) The Net Proceeds shall be held by Lender in an interest-bearing account and, until disbursed in accordance with the provisions of this Section 7.1.3(b), shall constitute additional security for the
                  ----------------
          Debt and other obligations under the Loan Documents. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence reasonably satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Individual Property arising out of the Restoration which have not either been fully bonded to the reasonable satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company issuing the Title Insurance Policy.

               (iii) All plans and specifications required in connection with the Restoration shall be subject to prior review and acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the "CASUALTY CONSULTANT") and such acceptance shall not be
                          -------------------
          unreasonable withheld. Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and the Casualty Consultant and such acceptance shall not be unreasonably withheld. All reasonable costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Casualty Consultant's fees, shall be paid by Borrower.

               (iv) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Casualty Consultant, minus the
                                                                -----
          Casualty Retainage.  The term "CASUALTY RETAINAGE" shall mean an
                                         ------------------
          amount equal to ten percent (10%) of the costs actually incurred for work in place as part of the Restoration, as certified by the Casualty Consultant, until the Restoration has been completed. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Section 7.1.3(b), be less than the
                                           ----------------
          amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Casualty Retainage shall not be released until the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 7.1.3(b) and that all approvals necessary
                             ----------------
          for the re-occupancy and use of the Individual Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage; provided, however, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Casualty Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company issuing the Title Insurance Policy, and Lender receives an endorsement to the Title Insurance Policy insuring the continued priority of the lien of the related Mortgage and evidence of payment of any premium payable for such endorsement. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

               (v) Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

               (vi) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the reasonable opinion of Lender in consultation with the Casualty Consultant, be sufficient to pay in full the balance of the costs which are estimated by the Casualty Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "NET PROCEEDS DEFICIENCY")
                                                      -----------------------
          with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Section 7.1.3(b) shall constitute additional security for the
                  ----------------
          Debt and other obligations under the Loan Documents.

               (vii) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Casualty Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section
                                                                       -------
          7.1.3(b), and the receipt by Lender of evidence satisfactory to Lender
          --------
          that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Event of Default shall have occurred and shall be continuing under the Note, this Security Instrument or any of the Other Security Documents.

          (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Section 7.1.3(b)(vii) may be retained and applied by Lender toward the
   ---------------------
payment of the Debt, without the payment of any premium or penalty in connection with the prepayment of any portion of the principal balance of the Loan, or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes as Lender shall designate, in its discretion. All Net Proceeds retained and applied by Lender to the Debt shall be applied (A) first, to the payment of all interest then due and owing under the Loan, (B) second, to the payment of all other amounts then due and owing under the Loan and the Loan Documents and (C) third, to the outstanding principal amount of the Loan and the reduction of the Pro rata Release Amount with respect to the Individual Property affected by the related casualty or condemnation; provided, however, that the application of Net Proceeds set forth in clause (C) shall not reduce the outstanding principal balance of the Loan for purposes of calculating the Pro rata Release Amount of any Individual Property other than the Individual Property affected by the related casualty or condemnation. If the Net Proceeds applied as set forth in clause (C) above exceed the Pro rata Release Amount of the Individual Property affected by the related casualty or condemnation, the Pro rata Release Amount of each Individual Property other than the affected Individual Property shall be reduced by the product of (1) such excess Net Proceeds multiplied by (2) the quotient of the Pro rata Release Amount of such other Individual Property divided by the total Pro rata Release Amounts of all of the Properties other than the affected Individual Property.

          SECTION 7.2  INTENTIONALLY OMITTED.
                       ---------------------

          SECTION 7.3  TAX AND INSURANCE ESCROW FUND.
                       -----------------------------

          7.3.1  TAX AND INSURANCE ESCROW FUND.  Borrower shall pay to Lender on
                 -----------------------------
the tenth day of each calendar month (i) one-twelfth of the Taxes that Lender estimates will be payable during the next ensuing twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Taxes at least ten (10) days prior to their respective due dates, and (ii) one-twelfth of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the Policies with respect to all of the Properties upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies (said amounts in (i) and (ii) above hereinafter called the "TAX AND
                                                                         -------
INSURANCE ESCROW FUND").  The Tax and Insurance Escrow Fund and the payments of
---------------------
interest or principal or both, payable pursuant to the Note, shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Lender will maintain the Tax and Escrow Fund in a segregated account and shall be invested and reinvested by Lender, at Borrower's direction, in one or more Eligible Investments, subject to the following restrictions: (A) such Eligible Investments and the proceeds thereof shall be deemed a part of the Tax and Insurance Escrow Fund; (B) each such Eligible Investment shall be made in the name of Lender (in its capacity as such) or in the name of a nominee of Lender under its complete and exclusive dominion and control or, if applicable law provides for perfection of pledges of an instrument not evidenced by a certificate or other instrument through registration of such pledge on books maintained by or on behalf of the issuer of such investment, such pledge may be so registered; (C) Lender shall have the sole control over such investment, the income thereon and the proceeds thereof; (D) other than investments described in clause (B) above, any certificate or other instrument evidencing such investment shall be delivered directly to Lender or its agent; and (E) the proceeds of each investment shall be remitted by the purchaser thereof directly to Lender.
Lender will apply the Tax and Insurance Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Section 5.1
                                                               -----------
hereof and under the Mortgages. In making any payment relating to the Tax and Insurance Escrow Fund, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Taxes) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof, unless Borrower has notified Lender of Borrower's intention to contest any such Tax in accordance with Section 5.1(b) hereof and promptly proceeds with such contest.
                --------------
If the amount of the Tax and Insurance Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Section 5.1 hereof, Lender shall,
                                             -----------
in its sole discretion, return any excess to Borrower or credit such excess against future payments to be made to the Tax and Insurance Escrow Fund. Any amount remaining in the Tax and Insurance Escrow Fund after the Debt has been paid in full shall be returned to Borrower. In allocating such excess, Lender may deal with the Person shown on the records of Lender to be the owner of the Properties. If at any time Lender reasonably determines that the Tax and Insurance Escrow Fund is not or will not be sufficient to pay the items set forth in clauses (i) and (ii) above, Lender shall notify Borrower of such determination and Borrower shall increase its monthly payments to Lender by the amount that Lender estimates is sufficient to make up the deficiency at least ten (10) days prior to delinquency of the Taxes and/or thirty (30) days prior to expiration of the Policies, as the case may be.

          7.3.2  GRANT OF SECURITY INTEREST.  Borrower hereby pledges, assigns
                 --------------------------
and grants a security interest to Lender, as security for payment of all sums due under the Loan and the performance of all other terms, conditions and provisions of the Loan Documents and this Agreement on Borrower's part to be paid and performed, of all Borrower's right, title and interest in and to the Tax and Insurance Escrow Fund. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the

Tax and Insurance Escrow Fund or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

          7.3.3  APPLICATION OF TAX AND INSURANCE ESCROW FUND.  Until expended
                 --------------------------------------------
or applied as above provided, any amounts in the Tax and Insurance Escrow Fund shall constitute additional security for the Debt. Upon the occurrence of an Event of Default, Lender may apply any sums then present in the Tax and Insurance Escrow Fund to the payment of the following items in any order in its sole discretion: (i) Taxes and Other Charges; (ii) insurance premiums; (iii) interest on the unpaid principal balance of the Note; (iv) amortization of the unpaid principal balance of the Note; or (v) all other sums payable pursuant to this Agreement and the other Loan Documents.

          SECTION 7.4  INTENTIONALLY OMITTED.
                       ---------------------

          SECTION 7.5  GROUND LEASE ESCROW FUND.
                       ------------------------

          Borrower shall pay to Lender, together with the scheduled payment of principal and interest under the Loan each month, an amount that is estimated by Lender to be due and payable by Borrower under the Ground Lease for all rent and any and all other charges which may be due by Borrower under the Ground Lease in order to accumulate with Lender sufficient funds to pay all sums payable under the Ground Lease at least ten (10) Business Days prior to the dates due (said amounts, hereinafter called the "GROUND LEASE ESCROW FUND"). The Ground Lease
                                 ------------------------
Escrow Fund is for the purpose of paying all sums due under the Ground Lease. Upon Borrower's failure to pay any rent or other charges due under the Ground Lease after the receipt of any notice and the expiration of any cure period available to Borrower pursuant to the Ground Lease, Lender may, in its discretion, apply any amounts held in the Ground Lease Escrow Fund to the payment of such rent or other charges; provided however, that the provisions of this Section 7.5 shall not be deemed to create any obligation on the part of
     -----------
Lender to pay any such rent or other charges from amounts on deposit in the Ground Lease Escrow Fund. Borrower hereby pledges, assigns and grants a security interest to Lender, as security for payment of all sums due under the Loan and the performance of all other terms, conditions and provisions to be paid and performed, of all Borrower's right, title and interest in and to the Ground Lease Escrow Fund. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Ground Lease Escrow Fund or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. Upon the occurrence of an Event of Default, Lender may apply any sums then present in the Ground Lease Escrow Fund to the payment of the Debt in any order in its sole discretion. Until expended or applied as above provided, the Ground Lease Escrow Fund shall constitute additional security for the Debt. Notwithstanding the foregoing, the Borrower shall not be required to make monthly deposits to the Ground Lease Escrow Fund so long as on the Closing Date and for the remainder of the Term, the Borrower has deposited and maintains in the Ground Lease Escrow Fund sufficient amounts for the payment of three (3) months of rent and any and all other charges under the Ground Lease. Such initial deposit may be increased by Lender in the amount Lender deems is necessary in its reasonable discretion based on any increases in the rent due under the Ground Lease.

          VIII.  DEFAULTS
                 --------

          SECTION 8.1  EVENT OF DEFAULT.
                       ----------------

          (a) Each of the following events shall constitute an event of default hereunder (an "EVENT OF DEFAULT"):
               ----------------

              (i) if any payment of principal or interest under the Loan is not paid when due or if any other amount payable under the Loan, this Agreement or the other Loan Documents is not paid within (5) days after written notice to Borrower from Lender;

              (ii) if any of the Taxes or Other Charges are not paid prior to the same becoming delinquent or the imposition of any penalty with respect to the payment of such Taxes or Other Charges, subject to Borrower's right to contest Taxes or Other Charges in accordance with the terms and provisions of
Section 5.1(b);
--------------

              (iii)  if the Policies are not kept in full force and effect;

              (iv) except as permitted in the Mortgages, if Borrower transfers or encumbers any portion of the Properties without Lender's prior written consent;

              (v) if any representation or warranty made by Borrower or any general partner of Borrower herein or in any other Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished by Borrower to Lender shall have been false or misleading in any material respect as of the date the representation or warranty was made; provided, however, that in the case of any such representation or warranty that is susceptible of cure, if such representation or warranty shall remain uncured for thirty (30) days after written notice to Borrower from Lender or, in the case of any such representation or warranty that is susceptible of cure but cannot reasonably be cured within such 30-day period and Borrower shall have commenced to cure such representation or warranty within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, such 30-day period shall be extended for such time as is reasonably necessary for Borrower in the exercise of due diligence to cure such representation or warranty, such additional period not to exceed one hundred eighty (180) days;

              (vi) if Borrower shall make an assignment for the benefit of creditors;

              (vii) if a receiver, liquidator or trustee shall be appointed for Borrower or any general partner of Borrower or if Borrower or any general partner of Borrower shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower or any general partner of Borrower, or if any proceeding for the dissolution or liquidation of

Borrower or any general partner of Borrower shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower or any general partner of Borrower, upon the same not being discharged, stayed or dismissed within one hundred twenty (120) days;

              (viii) if Borrower attempts to assign its rights under this Agreement or any of the other Loan Documents or any interest herein or therein in contravention of the Loan Documents;

              (ix) if Borrower breaches any of its respective negative covenants contained in Section 6.1(c), (e), (h) or (k) or any other negative covenant
             -------------------------------
contained in Section 6.1 that is not susceptible of cure or any covenant
             -----------
contained in Section 4.1(ee) hereof;
             ---------------

              (x) with respect to any term, covenant or provision set forth herein which specifically contains a notice requirement or grace period, if Borrower shall be in default under such term, covenant or condition after the giving of such notice or the expiration of such grace period;

              (xi) if any of the assumptions contained in the Insolvency Opinion delivered to Lender in connection with the Loan, or in any other "non-consolidation" opinion delivered subsequent to the closing of the Loan, is or shall become untrue in any material respect;

              (xii) if Borrower shall fail to comply with the terms and provisions of (a) that certain letter agreement dated the date hereof between Borrower and Lender with respect to the Initial Advance post closing-obligations or (b) the certain letter agreement between Borrower and Lender regarding post-closing obligations with respect to the Subsequent Advance;

              (xiii) if a default on the part of Borrower shall have occurred under the Ground Lease and continued beyond any applicable notice and grace period;

              (xiv) if Borrower shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement not specified in subsections (i) to (xiii) above, for ten (10) days after notice to Borrower from Lender, in the case of any Default which can be cured by the payment of a sum of money, or for thirty (30) days after written notice from Lender in the case of any other Default; provided, however, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such 30-day period and provided further that Borrower shall have commenced to cure such Default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, such 30-day period shall be extended for such time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default, such additional period not to exceed one hundred eighty days (180); or

              (xv) if there shall be default under any of the other Loan Documents beyond any applicable cure periods contained in such documents, whether as to Borrower or any of the Properties, or if any other such event shall occur or condition shall exist, if the effect of such event or condition is to accelerate the maturity of any portion of the Debt or to permit Lender to accelerate the maturity of all or any portion of the Debt.

          (b) Upon the occurrence of an Event of Default (other than an Event of Default described in clauses (vi), (vii) or (viii) above) and at any time thereafter Lender may, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in and to all or any of the Properties, including, without limitation, declaring the Debt to be immediately due and payable, and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and any or all of the Properties, including, without limitation, all rights or remedies available at law or in equity; and upon any Event of Default described in clauses (vi), (vii) or (viii) above, the Debt and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding.

          (c) The parties hereto acknowledge that a Default or an Event of Default arising solely from a Non-Curable Property Default shall no longer exist upon the release of the Individual Property affected by such Non-Curable Property Default from the Lien of the Mortgage thereon (and related Loan Documents) pursuant to Section 2.4.2 or Section 2.7.
                       -------------    -----------

          SECTION 8.2  REMEDIES.
                       --------

          (a) Upon the occurrence and during the continuance of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Agreement or any of the other Loan Documents executed and delivered by, or applicable to, Borrower or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to all or any of the Properties. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, Borrower agrees that if an Event of Default is continuing (i) Lender is not subject to any "one action" or "election of remedies" law or rule, (ii) all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Properties and each Mortgage has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full, and
(iii) to the extent permitted by applicable law, Borrower hereby waives any and all rights it may have by statute to assert that Lender is not entitled to any additional recovery from the Properties because

Lender has not claimed a deficiency within the time prescribed by such statute or otherwise failed to meet the procedural requirement for claiming a deficiency judgment.

          (b) With respect to Borrower and the Properties, nothing contained herein or in any other Loan Document shall be construed as requiring Lender to resort to any Individual Property for the satisfaction of any of the Debt in preference or priority to any other Individual Property, and Lender may seek satisfaction out of all of the Properties or any part thereof, in its absolute discretion in respect of the Debt. In addition, Lender shall have the right from time to time to partially foreclose the Mortgages in any manner and for any amounts secured by the Mortgages then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances:
(i) in the event Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Lender may foreclose one or more of the Mortgages to recover such delinquent payments, or
(ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose one or more of the Mortgages to recover so much of the principal balance of the Loan as Lender may accelerate and such other sums secured by one or more of the Mortgages as Lender may elect. Notwithstanding one or more partial foreclosures, the Properties shall remain subject to the Mortgages to secure payment of sums secured by the Mortgages and not previously recovered.

          (c) Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents (the "SEVERED LOAN DOCUMENTS") in such denominations as
                               ----------------------
Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. Borrower shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. Borrower shall not be obligated to pay any costs or expenses incurred in connection with the preparation, execution, recording or filing of the Severed Loan Documents and the Severed Loan Documents shall not contain any representations, warranties or covenants not contained in the Loan Documents and any such representations and warranties contained in the Severed Loan Documents will be given by Borrower only as of the Closing Date.

          SECTION 8.3  REMEDIES CUMULATIVE.
                       -------------------

          The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to Borrower shall not be construed to be a waiver of any subsequent

Default or Event of Default by Borrower or to impair any remedy, right or power consequent thereon.

          IX.  SPECIAL PROVISIONS
               ------------------

          SECTION 9.1  SALE OF NOTES AND SECURITIZATION.
                       --------------------------------

          Lender shall have the right to sell, assign or otherwise transfer the Loan or any portion thereof or interest therein held by Lender without the consent of Borrower or the satisfaction of any other requirement with respect to Borrower. At the request of the holder of the Note and, to the extent not already required to be provided by Borrower under this Agreement, Borrower shall use reasonable efforts to satisfy the market standards to which the holder of the Note customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with the sale of the Note or participation therein or the first successful public or private securitization (such sale and/or securitization, the "SECURITIZATION") of rated single or
                                       --------------
multi-class securities (the "SECURITIES") secured by or evidencing ownership
                             ----------
interests in the Note and the Mortgages, including, without limitation, to:

          (a) (i) provide such financial and other information with respect to the Properties, the Borrower and the Manager, (ii) provide budgets relating to the Properties and (iii) to permit to be performed or permitted such site inspection, appraisals, market studies, environmental reviews and reports (Phase I reports and, if appropriate, Phase II reports), engineering reports and other due diligence investigations of the Properties, as may be reasonably requested by the holder of the Note or the Rating Agencies or as may be reasonably necessary or appropriate in connection with the Securitization (the "PROVIDED INFORMATION"),
                                                        --------------------
               together, if customary, with appropriate verification of and/or consents to the use of the Provided Information through letters of auditors or opinions of counsel of independent attorneys reasonably acceptable to the Lender and acceptable to the Rating Agencies; provided, however, that Phase II reports and other invasive testing may not be performed at any of the Properties until Borrower has received reasonably appropriate indemnifications and evidence of insurance from any Person preparing such report or performing such testing;

          (b) cause counsel to render opinions as to non-consolidation, fraudulent conveyance, and true sale or any other opinion customary in securitization transactions with respect to the Properties and Borrower and its affiliates, which counsel and opinions shall be reasonably satisfactory to the holder of the Note and the Rating Agencies;

          (c) make such representations and warranties as of the closing date of the Securitization with respect to the Properties, Borrower, and the Loan Documents as are customarily provided in securitization transactions and as may be reasonably requested by the holder of the Note or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof to the extent such representations and warranties are true as of the closing date of the Securitization, including the representations and warranties made in the Loan Documents to the extent such representations and warranties are true as of the closing date of the Securitization; and

          (d) execute such amendments to the Loan Documents and organizational documents and enter into a lockbox or similar arrangement with respect to the Rents as may be reasonably requested by the holder of the Note or as may be requested by the Rating Agencies or as may be otherwise necessary to effect the Securitization; provided, however, that the Borrower shall not be required to modify or amend any Loan Document if such modification or amendment would (i) change the interest rate, the stated maturity or the amortization of principal set forth in the Note, or (ii) modify or amend any other material economic term of the Loan or materially increase Borrower's obligations or liabilities under the Loan Documents. Notwithstanding the foregoing, Lender may elect to change the Maturity to the Anticipated Repayment Date in connection with the Securitization and Borrower shall execute such amendments to the Loan Documents as Lender shall determine are necessary to reflect such change.

All third party costs and expenses incurred by Lender in connection with the Securitization or other sale or transfer of the Loan and all reasonable third party costs and expenses incurred by Borrower in connection with the Securitization or other sale or transfer of the Loan shall be paid by Lender.

          SECTION 9.2  SECURITIZATION INDEMNIFICATION.
                       ------------------------------

          (a) Borrower understands that certain of the Provided Information and the books and records delivered to Lender pursuant to Section 5.1(k) may be
                                                      --------------
included in disclosure documents in connection with the Securitization, including, without limitation, a prospectus or private placement memorandum (each, a "DISCLOSURE DOCUMENT") and may also be included in filings with the
          -------------------
Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "SECURITIES ACT"), or the Securities and Exchange Act of 1934, as
              --------------
amended (the "EXCHANGE ACT"), or provided or made available to investors or
              ------------
prospective investors in the Securities, the Rating Agencies, and service providers relating to the Securitization. In the event that the Disclosure Document is required to be revised prior to the sale of all Securities, the Borrower will cooperate with the holder of the Note, at no cost to Borrower, in updating the Disclosure Document by providing all current information necessary to keep the Disclosure Document accurate and complete in all material respects.

          (b) Borrower agrees to provide in connection with each of (i) a preliminary and a private placement memorandum or (ii) a preliminary and final prospectus, as applicable, an indemnification certificate (A) certifying that Borrower has carefully examined such memorandum or prospectus, as applicable, including without limitation, the sections entitled "Special Considerations," "Description of the Mortgages," "Description of the Mortgage Loans and Mortgaged Properties," "The Manager," "The Borrower" and "Certain Legal Aspects of the Mortgage Loan," and such sections (and any other sections reasonably requested) do not, and with respect to any portions of such sections prepared in reliance upon the reports of third parties, to Borrower's knowledge do not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, (B) indemnifying Lender (and for purposes of this Section 9.2, Lender hereunder shall include its officers, directors and employees), the Affiliate of Lehman Brothers, Inc. ("LEHMAN") that has filed the registration
                                     ------
statement relating to the securitization (the "REGISTRATION STATEMENT"), each of
                                               ----------------------
its directors, each of its officers who have signed the Registration Statement and each person or entity who controls the Affiliate within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "LEHMAN GROUP"), and Lehman, each of its directors and each
                    ------------
person who controls Lehman within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "UNDERWRITER GROUP")
                                                           -----------------
for any losses, claims, damages or liabilities (the "LIABILITIES") to which
                                                     -----------
Lender, the Lehman Group or the Underwriter Group may become subject insofar as the Liabilities arise out of any untrue statement or alleged untrue statement of any material fact contained in such sections (other than any such statement made in reliance upon the reports of third parties that do not, to Borrower's knowledge, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading) or arise out of the omission or alleged omission to state therein a material fact known to Borrower and required to be stated in such sections or necessary in order to make the statements in such sections or in light of the circumstances under which they were made, not misleading and (C) agreeing to reimburse Lender, the Lehman Group and the Underwriter Group for any legal or other expenses reasonably incurred by Lender and Lehman in connection with investigating or defending the Liabilities; provided, however, that Borrower will be liable in any such case under clauses
(B) or (C) above only to the extent that any such loss claim, damage, liability or expense arises out of any such untrue statement or omission made therein in reliance upon and in conformity with written information furnished to Lender by or on behalf of Borrower expressly for use in the Disclosure Document; and provided further, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Borrower by Lender, any member of the Lehman Group or any member of the Underwriter Group expressly for use in the Disclosure Document. The foregoing indemnity with respect to any untrue statement contained in or omission from a preliminary private placement memorandum or preliminary prospectus shall not inure to the benefit of any member of the Underwriting Group (or any person controlling such member of the Underwriting Group) from whom the Person asserting any such loss, liability, claim, damage or expense purchased any of the Securities which are the subject thereof if the Borrower shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Person was not sent or given a copy of the final private placement memorandum or final prospectus at or prior to the written confirmation of the sale of such Security to such Person and the loss, liability, claim, damage or expense resulted from an untrue statement contained in or omission from such preliminary private placement memorandum or preliminary prospectus that was corrected in the final private placement memorandum or final prospectus.

          (c) In connection with filings under the Exchange Act, Borrower agrees to indemnify (i) Lender, the Lehman Group and the Underwriter Group for Liabilities to which Lender, the Lehman Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the omission or alleged omission to state in the Provided Information or Required Records a material fact required to be stated in the Provided Information or Required Records in order to make the statements in the Provided Information or Required Records, in light of the circumstances under which they were made not misleading and (ii) reimburse Lender, the Lehman Group or the Underwriter Group for any legal or other expenses reasonably incurred by Lender, the Lehman Group or the Underwriter Group in connection with defending or investigating the Liabilities.

          (d) Lehman agrees to indemnify and hold harmless Borrower, each of its directors and each person who controls Borrower within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (the "BORROWER GROUP")
                         ----------                           --------------
against any and all losses, claims, damages or liabilities, joint or several, to which such group may become subject, under the Securities Act or otherwise, and will reimburse such group for any legal or other expenses reasonably incurred by such group in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Disclosure Document or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to information that does not accurately reflect Provided Information.

          (e) Promptly after receipt by an indemnified party under this Section
                                                                        -------
9.2 of notice of the commencement of any action, such indemnified party will, if
---
a claim in respect thereof is to be made against the indemnifying party under this Section 9.2, notify the indemnifying party in writing of the commencement
     -----------
thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party, provided that no compromise or settlement shall be entered without the consent of such indemnified party, which consent shall not be unreasonably withheld. After notice from the indemnifying party to such indemnified party under the immediately preceding sentence of this Section 9.2 and except as otherwise
                                       -----------
explicitly provided herein, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel unless an indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to another indemnified party. In no event shall an indemnifying party be liable to an indemnified party under this Section 9.2 for any losses, claims,
                                             -----------
damages or liabilities to which such indemnified party may become subject to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of such indemnified party.

          (f) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 9.2(b),
                                                               ---------------
(c) or (d) is for any reason held to be unenforceable by an indemnified party in
---   ----
respect of any losses, claims, damages or liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under

Section 9.2(b), (c) or (d), the indemnifying party shall contribute to the
-------------------   ----
amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or action in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; and provided further, that Borrower will be liable under this

Section 9.2(f) only to the extent that any such loss, claim, damage or liability
--------------
(or action in respect thereof) arises out of any untrue statement or omission made therein in reliance upon and in conformity with written information furnished to Lender by Borrower expressly for use in the Disclosure Document or any failure to state any material fact known to Borrower and required to be stated in such written information in order to make such written information in light of the circumstances under which they were made not misleading. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) Lehman's and Borrower's relative knowledge and access to information concerning the matter with respect to which claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Lehman and Borrower hereby agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

          (g) The liabilities and obligations of both Borrower and Lender under this Section 9.2 shall survive the termination of this Agreement and the
     -----------
satisfaction and discharge of the Debt.

          SECTION 9.3  RATING SURVEILLANCE.
                       -------------------

          The Borrower will cooperate with Lender to retain the Rating Agencies to provide rating surveillance services on any certificates issued in a Securitization. Such rating surveillance will be at the expense of Lender.

          SECTION 9.4  EXCULPATION.
                       -----------

          SECTION 9.4.1  EXCULPATION.  Except as otherwise provided, Lender
                         -----------
shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Note, this Agreement or any other Loan Document by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon the Mortgages or any other Loan Document, and the interest in the Properties, the Rents and any other collateral given to Lender created by the Loan Documents; provided, however, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Properties, in the Rents and in any other collateral given to Lender. Lender, by accepting the Note and this Agreement, agrees that it shall not, except as otherwise provided in Section 7.10 of the Mortgages, sue for, seek or demand any deficiency judgment against Borrower, its partners or any officer, employee or director of any partner of Borrower in any action or proceeding, under or by reason of or under or in connection with the Note, this Agreement or the other Loan Documents.

          SECTION 9.4.2  RESERVATION OF CERTAIN RIGHTS.  The provisions of
                         -----------------------------
Section 9.4.1 shall not (a) constitute a waiver, release or impairment of any
-------------
obligation evidenced or secured by the Note, this Agreement or the other Loan Documents; (b) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under the Mortgages; (c) affect the validity or enforceability of any indemnity, guaranty, master lease or similar instrument made in connection with the Note, this Agreement or the other Loan Documents; (d) impair the right of Lender to obtain the appointment of a receiver; (e) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; (f) impair the right of Lender to obtain a deficiency judgment or judgment on the Note against Borrower if necessary to obtain any insurance proceeds or condemnation awards to which Lender would be otherwise entitled under this Agreement; provided, however, Lender shall only enforce such judgment against the proceeds and/or condemnation awards; or (g) impair the right of Lender to enforce the provisions of Sections 7.10, 9.2, 9.3 and 9.4 of the Mortgages.

          SECTION 9.4.3  EXCEPTIONS TO EXCULPATION.  Notwithstanding the
                         -------------------------
provisions of this Section 9.4 to the contrary, Borrower shall be personally
                   -----------
liable to Lender for the losses it incurs due to: (i) fraud or intentional misrepresentation by Borrower in connection with the Loan; (ii) Borrower's misapplication or misappropriation of Rents received by Borrower after the occurrence of an Event of Default; (iii) Borrower's misappropriation of tenant security deposits or Rents collected more than thirty (30) days in advance of when due under the applicable Lease; (iv) the misapplication or the misappropriation of insurance proceeds or condemnation awards; (v) Borrower's failure to comply with the provisions of
Section 6.1(k); (vi) the breach of any provision in the Environmental Indemnity
--------------
or Sections 8.1 or 8.2 of the Mortgages or any related indemnification or (vii) Borrower's indemnification of Lender pursuant to Section 9.2.
                                                 -----------

          SECTION 9.4.4.  BANKRUPTCY CLAIMS.  Nothing herein shall be deemed to
                          -----------------
be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Note, this Agreement and the other Loan Documents.

          SECTION 9.5  CASH MANAGEMENT.
                       ---------------

          SECTION 9.5.1  LOCKBOX ACCOUNT.  (a)  Borrower shall establish and
                         ---------------
maintain a segregated Eligible Account (the "LOCKBOX ACCOUNT") to be held by The
                                             ---------------
First National Bank of Chicago (the "ACCOUNT HOLDER") in the trust for the
                                     --------------
benefit of Lender, which Lockbox Account shall be under the sole dominion and control of Lender. The Lockbox Account shall be entitled "Prentiss Properties Real Estate Fund I, L.P., as Borrower, and Lehman Brothers Realty Corporation, as Lender, pursuant to Loan Agreement dated as of February 26, 1997-Lockbox Account." Borrower hereby grants to Lender a first priority security interest in the Lockbox Account and all deposits at any time contained therein and the proceeds thereof and will take all actions necessary to maintain in favor of Lender a perfected first priority security interest in the Lockbox Account, including, without limitation, executing and filing UCC-1 Financing Statements and continuations thereof and obtaining from the Account Holder such executed acknowledgments of such security interest and agreements to act in accordance with the Loan Documents as Lender may request. Borrower will not in any way alter or modify the Lockbox Account and will notify Lender of the account number thereof. Lender and Servicer shall have the sole right to make withdrawals from the Lockbox Account.

          (b) Borrower shall, or shall cause Manager to, deliver written instructions to all tenants under Leases to deliver all Rents payable thereunder directly to the Lockbox Account. Borrower shall, and shall cause Manager to, deposit all amounts received by Borrower or Manager constituting Gross Receipts into the Lockbox Account promptly upon receipt.

          (c) Borrower shall obtain from Account Holder its agreement to transfer to the Cash Collateral Account in immediately available funds by federal wire transfer all amounts on deposit in the Lockbox Account once every other Business Day throughout the term of the Loan.

          SECTION 9.5.2.  CASH COLLATERAL ACCOUNT.  (a)  Borrower shall
                          -----------------------
establish and maintain a segregated account (the "CASH COLLATERAL ACCOUNT") to
                                                  -----------------------
be held by Servicer in trust for the benefit of Lender, which Cash Collateral Account shall be under the sole dominion and control of Lender. The Cash Collateral Account shall be entitled "Prentiss Properties Real Estate Fund I, L.P., as Borrower, and Lehman Brothers Realty Corporation, as Lender, pursuant to Loan Agreement dated as of February 26, 1997 - Cash Collateral Account."

Borrower hereby grants to Lender a first priority security interest in the Cash Collateral Account and all deposits at any time contained therein and the proceeds thereof and will take all actions necessary to maintain in favor of Lender a perfected first priority security interest in the Lockbox Account, including, without limitation, executing and filing UCC-1 Financing Statements and continuations thereof. Lender and Servicer shall have the sole right to make withdrawals from the Cash Collateral Account.

          (b) Provided no Event of Default shall have occurred and be continuing, on the tenth day of each calendar month (or, if such day is not a Business Day, on the immediately preceding Business Day) all funds on deposit in the Cash Collateral Account shall be applied by Lender to the payment of the following items in the order indicated:

               (i) First, payments to the Ground Lease Escrow Fund in accordance with the terms and conditions of Section 7.5 of this Agreement, unless the
                                 -----------
required balance thereof is otherwise replenished;

               (ii) Second, payments to the Tax and Insurance Escrow Fund in accordance with the terms and conditions of Section 7.3.1 hereof;
                                            -------------

               (iii) Third, payments of Debt Service in accordance with the Note and this Agreement (with interest computed at the Regular Interest Rate);

               (iv) Fourth, on or after the Anticipated Repayment Date, payments for monthly Cash Expenses incurred in accordance with the related Approved Annual Budget pursuant to a written request for payment submitted by Borrower to Lender specifying the individual Cash Expenses and the Individual Properties to which each such Cash Expenses applies in a form acceptable to Lender;

               (v) Fifth, on or after the Anticipated Repayment Date, payments for Extraordinary Expenses approved by Lender, if any;

               (vi) Sixth, payment to the Lender of any amounts then due and payable under the Loan Documents;

               (vii) Seventh, prior to the Anticipated Repayment Date, payment of any excess amounts to Borrower;

               (viii) Eighth, on or after the Anticipated Repayment Date, payments to Lender in reduction of the outstanding principal balance of the Loan; and

               (ix) Ninth, on or after the Anticipated Repayment Date, payments to Lender for Accrued Interest.

           (c) The insufficiency of funds on deposit in the Cash Collateral Account shall not absolve Borrower of the obligation to make any payments, as and when due pursuant to this Agreement and the other Loan Documents, of Debt Service, to the Ground Lease Escrow Fund, to the Tax and Insurance Escrow Fund, or any other sums required pursuant to the Loan Agreements, and such obligations shall be separate and independent, and not conditioned on any event or circumstance whatsoever.

          (d) Upon the request of Borrower, on not more than three (3) occasions per calendar month, Lender will advise Borrower by telephone or, at Lender's option, in writing of the current balance of the Cash Collateral Account.

          SECTION 9.6  SERVICER.
                       --------

          At the option of Lender, the Loan may be serviced, at Lender's expense, by a servicer and one or more special servicer (collectively, the

"SERVICER") selected by Lender and Lender may delegate all or any portion of its
---------
responsibilities under this Agreement and the other Loan Documents to the Servicer pursuant to one or more servicing agreements (collectively, the

"SERVICING AGREEMENT") between Lender and Servicer.     Lender will deliver, or
--------------------
cause Servicer to deliver, to Borrower a copy of the monthly servicing report prepared by Servicer with respect to the Loan.

          X.   MISCELLANEOUS
               -------------

          SECTION 10.1  SURVIVAL.
                        --------

          This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Debt is outstanding and unpaid unless a longer period is expressly set forth herein or in the other Loan Documents. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such party. All covenants, promises and agreements in this Agreement, by or on behalf of Borrower, shall inure to the benefit of the legal representatives, successors and assigns of Lender.

          SECTION 10.2  LENDER'S DISCRETION.
                        -------------------

          Whenever pursuant to this Agreement or any other Loan Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

          SECTION 10.3  GOVERNING LAW.
                        -------------

          (A) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO

THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE REAL PROPERTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE APPLICABLE INDIVIDUAL PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

          (B) TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT CT CORPORATION SYSTEMS AT 1633 BROADWAY, NEW YORK, NEW YORK 10019 AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED

OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. SOLELY AS A COURTESY TO BORROWER, LENDER WILL USE REASONABLE EFFORTS TO DELIVER A COPY OF ANY PROCESS SERVED UPON SAID AGENT TO BORROWER AT BORROWER'S ADDRESSES SET FORTH IN SECTION 10.6, PROVIDED THAT ANY FAILURE ON THE PART OF LENDER TO SO
         ------------
DELIVER ANY SUCH COPY SHALL IN NO MANNER LIMIT THE EFFECTIVENESS OF ANY PROCESS SERVED UPON SAID AGENT.

          SECTION 10.4  MODIFICATION, WAIVER IN WRITING.
                        -------------------------------

          No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Note, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

          SECTION 10.5  DELAY NOT A WAIVER.
                        ------------------

          Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

          SECTION 10.6  NOTICES.
                        -------

          All notices or other written communications hereunder or under any other Loan Document shall be deemed to have been properly given, if in writing
(i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:     Prentiss Properties Real Estate Fund I, L.P.
                    3890 West Northwest Highway, Suite 400
                    Dallas, Texas 75220
                    Attention:  Mr. Thomas F. August and Mr. Mark Doran
                    Facsimile No. (214) 350-2437

With a copy to:     Akin, Gump, Strauss, Hauer & Feld
                    1700 Pacific Avenue, Suite 4100
                    Dallas, Texas 75201
                    Attention:  Randall M. Ratner, Esq.
                    Facsimile No. (214) 969-4343

If to Lender:       Lehman Brothers Realty Corporation
                    Three World Financial Center
                    New York, New York 10281
                    Attention:  Mr. Michael DeMarco
                    Facsimile No. (212) 528-6824

With a copy to:     Cadwalader, Wickersham & Taft
                    100 Maiden Lane
                    New York, New York  10038
                    Attention:  W. Christopher White, Esq.
                    Facsimile No. (212) 504-6666

or addressed as such party may from time to time designate by written notice to the other parties.

          Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

          SECTION 10.7  TRIAL BY JURY.
                        -------------

          TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST

WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

          SECTION 10.8  HEADINGS.
                        --------

          The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          SECTION 10.9  SEVERABILITY.
                        ------------

          Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          SECTION 10.10  WAIVER OF NOTICE.
                         ----------------

          Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower.

          SECTION 10.11  REMEDIES OF BORROWER.
                         --------------------

          In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents shall be liable for any monetary damages, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

          SECTION 10.12  EXPENSES; INDEMNITY.
                         -------------------

          (a) Borrower covenants and agrees to pay, or if Borrower fails to pay to reimburse, Lender upon receipt of written notice from Lender for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with (i) Borrower's ongoing performance of and compliance with Borrower's agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including, without limitation, confirming compliance with environmental and insurance requirements, other than any such costs and expenses incurred in connection with the Securitization or other sale or transfer of the Loan; (ii) Lender's ongoing performance and compliance with all agreements and conditions contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, other than (x) any such costs and expenses incurred in connection with the Securitization or other sale or transfer of the Loan, (y) any fees payable to the Servicer or (z) any amounts payable to the Rating Agencies in connection with any rating surveillance services on any certificates issued in a Securitization; (iii) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Lender; (iv) the filing and recording fees and expenses, title insurance premiums and reasonable fees and expenses of counsel for providing to Lender all required legal opinions, and other similar expenses incurred in creating, perfecting and insuring the Liens in favor of Lender pursuant to this Agreement and the other Loan Documents; (v) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents, the Properties, or any other security given for the Loan; and (vi) enforcing any obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or with respect to the Properties or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender. Any cost and expenses due and payable to Lender in accordance with this Agreement or the other Loan Documents may be paid from any amounts in the Deposit Account.

          (b) Borrower shall indemnify, defend and hold harmless Lender from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for Lender in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Lender shall be designated a party thereto), that may be imposed on, incurred by, or asserted against Lender in any manner relating to or arising out of (i) any breach by Borrower of its material obligations under, or any material misrepresentation by Borrower contained in, this Agreement or the other Loan Documents, or (ii) the use or intended use of the proceeds of the Loan (collectively, the "INDEMNIFIED LIABILITIES"); provided, however, that Borrower
                    -----------------------
shall not have any obligation to Lender hereunder to the extent that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of Lender.

          SECTION 10.13  EXHIBITS AND SCHEDULES INCORPORATED.
                         -----------------------------------

          The Exhibits and Schedules annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

          SECTION 10.14  NO JOINT VENTURE OR PARTNERSHIP;
                         NO THIRD PARTY BENEFICIARIES.
                         -------------------------------

          (a) Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Properties other than that of mortgagee or lender.

          (b) This Agreement and the other Loan Documents are solely for the benefit of Lender and the Borrower and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than the Lender and the Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender's sole discretion, Lender deems it advisable or desirable to do so.

          SECTION 10.15  PUBLICITY.
                         ---------

          All news releases, publicity or advertising by Borrower or their Affiliates through any media intended to reach the general public which refers to the Loan Documents or the financing evidenced by the Loan Documents, to the Lender, Lehman, or any of their Affiliates shall be subject to the prior written approval of Lender, which approval shall not be unreasonably withheld.

          SECTION 10.16  CROSS-DEFAULT; CROSS-COLLATERALIZATION;
                         WAIVER OF MARSHALLING OF ASSETS.
                         --------------------------------------

          (a) The Borrower acknowledges that Lender has made the Loan to the Borrower upon the security of its collective interest in the Properties and in reliance upon the aggregate of the Properties taken together being of greater value as collateral security than the sum of the Properties taken separately. The Borrower agrees that the Mortgages are and will be cross-collateralized and cross-defaulted with each other so that (i) an Event of Default under any of the Mortgages shall constitute an Event of Default under each of the other Mortgages which secure the Note; (ii) an Event of Default under the Note or this Loan Agreement shall constitute an Event of Default under each Mortgage; and (iii) each Mortgage shall constitute security for the Note as if a single blanket lien were placed on all of the Properties as security for the Note.

          (b) To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower's partners and others with interests in Borrower, and of the Properties, or to a sale in inverse order of alienation in the event of foreclosure of all or any of the Mortgages, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Properties for the collection of the Debt without any prior or different resort for collection or of the right of Lender to the payment of the Debt out of the net proceeds of the Properties in preference to every other claimant whatsoever. In addition, Borrower, for itself and its successors and assigns, waives in the event of foreclosure of any or all of the Mortgages, any equitable right otherwise available to the Borrower which would require the separate sale of the Properties or require Lender to exhaust its remedies against any Individual Property or any combination of the Properties before proceeding against any other Individual Property or combination of Properties; and further in the event of such foreclosure the Borrower does hereby expressly consents to and authorizes, at the option of the Lender, the foreclosure and sale either separately or together of any combination of the Properties.

          SECTION 10.17  WAIVER OF COUNTERCLAIM.
                         ----------------------

          Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents.

          SECTION 10.18  CONFLICT; CONSTRUCTION OF DOCUMENTS; RELIANCE.
                         ---------------------------------------------

          In the event of any conflict between the provisions of this Loan Agreement and any of the other Loan Documents, the provisions of this Loan Agreement shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same. Borrower acknowledges that, with respect to the Loan, Borrower shall rely solely on its own judgment and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or affiliate of Lender. Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Loan Documents or any other agreements or instruments which govern the Loan by virtue of the ownership by it or any parent, subsidiary or affiliate of Lender of any equity interest any of them may acquire in Borrower, and Borrower hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Lender's exercise of any such rights or remedies. Borrower acknowledges that Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of the Borrower or its affiliates.

          SECTION 10.19  BROKERS AND FINANCIAL ADVISORS.
                         ------------------------------

          Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower and Lender hereby agree to indemnify and hold the other harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of the indemnifying party in connection with the transactions contemplated herein. The provisions of this Section 10.19 shall survive the
                                             -------------
expiration and termination of this Agreement and the payment of the Debt.

          SECTION 10.20  PRIOR AGREEMENTS.
                         ----------------

          This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written are superseded by the terms of this Agreement and the other Loan Documents.

          SECTION 10.21  COUNTERPARTS.
                         ------------

          This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                    PRENTISS PROPERTIES REAL ESTATE FUND I,
                                    L.P., a Delaware limited partnership

                                    By:  Prentiss Properties II, Inc., a
                                         Delaware corporation, its general
                                         partner

                                         By:
                                            ------------------------------
                                            Name:  Mark R. Doran
                                            Title: Executive Vice President

                                    LEHMAN BROTHERS REALTY CORPORATION

                                    By:
                                       -----------------------------
                                       Name:
                                       Title:

                                   SCHEDULE I
                                   ----------

                    LIST OF PROPERTIES AND RELEASE AMOUNTS




                                   SCH I-1

                                  SCHEDULE II
                                  -----------

                         LIST OF ADDITIONAL PROPERTIES



Chicago Industrials, Chicago, IL
Kansas City Industrials, Kansas City, MO
Milwaukee Industrials, Milwaukee, WI
Pacific Gateway Center, Los Angeles, CA







                                   SCH II-1

                                  SCHEDULE III
                                  ------------



                                   LITIGATION

                                     None.


                                   SCH III-1

                                  SCHEDULE IV
                                  -----------



                          FORM OF ESTOPPEL CERTIFICATE




                                   SCH IV-1

                                   SCHEDULE V
                                   ----------


                     FORM OF SUBORDINATION, NONDISTURBANCE
                            AND ATTORNMENT AGREEMENT






                                    SCH V-1

                                  SCHEDULE VI
                                  -----------



                         LEASES WITHOUT PROVISIONS FOR
                          SUBORDINATION OR ATTORNMENT





                                   SCH VI-1

                                  SCHEDULE VII
                                  ------------

                          INCREASES IN RELEASE AMOUNTS
                     IN CONNECTION WITH ADDITIONAL ADVANCE




                                   SCH VII-1

                                 SCHEDULE VIII
                                 -------------


                          CLOSING DATE PROPERTY VALUES





                                  SCH VIII-1